UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

CytomX Therapeutics, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

151 Oyster Point Boulevard, Suite 400
South San Francisco, California 94080

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 17, 2026
AT 1:30 P.M. PACIFIC TIME

Dear Stockholder:
You are cordially invited to attend the 2026 Annual Meeting of Stockholders of CytomX Therapeutics, Inc., a Delaware corporation (the “Company” or “CytomX”). The 2026 Annual Meeting of Stockholders will be held on June 17, 2026, at 1:30 p.m., Pacific Time. The 2026 Annual Meeting of Stockholders will be convened and held entirely online to support and facilitate stockholder participation. You will be able to attend and participate online in the 2026 Annual Meeting of Stockholders by visiting www.virtualshareholdermeeting.com/CTMX2026, where you will be able to listen to the meeting live, submit questions, and vote.
The 2026 Annual Meeting of Stockholders is being convened to conduct the following business:
1.	To elect two directors with terms to expire at the 2029 Annual Meeting of Stockholders;
2.	To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026;
3	To approve an amendment to CytomX’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 300,000,000 shares to 600,000,000 shares;
4.	To approve an amendment to CytomX’s Amended and Restated 2015 Equity Incentive Plan;
5.	To approve an amendment to CytomX’s Amended and Restated Employee Stock Purchase Plan;
6.	To approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement accompanying this Notice of Annual Meeting of Stockholders;
7.	To hold a non-binding advisory vote on the frequency of future advisory votes by stockholders on the compensation of the Company’s named executive officers; and
8.	To conduct any other business properly brought before the 2026 Annual Meeting of Stockholders.
These items of business are more fully described in the Proxy Statement accompanying this Notice of Annual Meeting of Stockholders. The record date for the 2026 Annual Meeting of Stockholders is April 20, 2026. Only stockholders of record at the close of business on that date are entitled to notice of, and to vote at, the 2026 Annual Meeting of Stockholders or any adjournment thereof.
The Board of Directors recommends that you vote as follows on the matters to be presented to stockholders at the 2026 Annual Meeting of Stockholders:
1.	FOR the election of the director nominees named in Proposal No. 1 of the Proxy Statement;
2.	FOR the ratification of the selection of Ernst & Young LLP, as the independent registered public accounting firm, as described in Proposal No. 2 of the Proxy Statement;
3.
FOR the approval of an amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 300,000,000 shares to 600,000,000 shares, as described in Proposal No. 3 of the Proxy Statement;

4.	FOR the approval of the amendment to our Amended and Restated 2015 Equity Incentive Plan, as described in Proposal No. 4 of the Proxy Statement;
5.	FOR the approval of the amendment to our Amended and Restated Employee Stock Purchase Plan, as described in Proposal No. 5 of the Proxy Statement;
6.	FOR the advisory vote to approve the compensation of the Company’s named executive officers, as described in Proposal No.6 of the Proxy Statement; and
7.
1 YEAR for the non-binding advisory vote regarding the frequency of future advisory votes by stockholders on the compensation of the Company’s named executive officers, as described in Proposal No. 7 of the Proxy Statement.

Your vote is very important. Whether or not you attend the 2026 Annual Meeting of Stockholders (by logging into www.virtualshareholdermeeting.com/CTMX2026), it is important that your shares be represented. We encourage you to read the accompanying Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2025, and submit your proxy on the Internet, by phone or by mail in accordance with the instructions in the Notice of Internet Availability of Proxy Materials. Please review the instructions on the proxy card or the information forwarded by your bank, broker or other holder of record regarding each of these voting options. If you receive more than one set of proxy materials or notice of internet availability because your shares are registered in different names or addresses, each proxy should be signed and submitted to ensure that all of your shares will be voted. Instructions on how to attend the meeting webcast, ask questions or vote your shares online will also be included with the Notice of Internet Availability of Proxy Materials, and are provided in the Proxy Statement accompanying this Notice of Annual Meeting of Stockholders.
On behalf of the Board of Directors, thank you for your participation in this important annual process.

By Order of the Board of Directors
/s/ Christopher W. Ogden
Christopher W. Ogden
Chief Financial Officer and Secretary
South San Francisco, California

April 30, 2026
You are cordially invited to attend the 2026 Annual Meeting of Stockholders by logging into www.virtualshareholdermeeting.com/CTMX2026 and entering the 16-digit control number included in your Notice of Internet Availability of Proxy Materials. Whether or not you expect to attend the 2026 Annual Meeting, please vote on the Internet, by phone or by mail as instructed in the Notice of Internet Availability of Proxy Materials, as promptly as possible in order to ensure your representation at the meeting. Even if you have voted by proxy prior to the meeting, you may still attend the meeting online and submit your vote prior to voting being closed at www.virtualshareholdermeeting.com/CTMX2026. Please note, however, that if your shares of record are held by a broker, bank or other nominee and you wish to vote at the 2026 Annual Meeting, you must obtain a proxy issued in your name from that record holder.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING PROCEDURES	1
PROPOSAL 1: ELECTION OF DIRECTORS	9
PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	11
PROPOSAL 3: APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK FROM 300,000,000 SHARES TO 600,000,000 SHARES	13
PROPOSAL 4: APPROVAL OF THE AMENDMENT TO OUR AMENDED AND RESTATED 2015 EQUITY INCENTIVE PLAN	16
PROPOSAL 5: APPROVAL OF THE AMENDMENT TO OUR AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN	27
PROPOSAL 6: NON-BINDING, ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	32
PROPOSAL 7: ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES BY STOCKHOLDERS TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	33
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	34
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	36
BOARD OF DIRECTORS AND CORPORATE GOVERNANCE	37
DIRECTOR COMPENSATION	47
EXECUTIVE OFFICERS	49
EXECUTIVE COMPENSATION	50
EXECUTIVE COMPENSATION TABLES	53
PAY VERSUS PERFORMANCE	56
EQUITY COMPENSATION PLAN INFORMATION	59
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS	60
OTHER MATTERS	61
ADDITIONAL INFORMATION	61
Appendix A – Amendment to Amended and Restated Certificate of Incorporation	A-1
Appendix B – Amendment to Amended and Restated 2015 Equity Incentive Plan	B-1
Appendix C – Amendment to Amended and Restated Employee Stock Purchase Plan	C-1

i

151 Oyster Point Boulevard, Suite 400
South San Francisco, California 94080
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 17, 2026
AT 1:30 P.M. PACIFIC TIME
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING PROCEDURES
Why am I receiving these materials?
We sent you a Notice of Internet Availability of Proxy Materials because the board of directors of CytomX Therapeutics, Inc. (the “Board”) is soliciting your proxy to vote at our 2026 Annual Meeting of Stockholders to be held on June 17, 2026 at 1:30 p.m., Pacific Time. The meeting will be held virtually, via a live webcast at www.virtualshareholdermeeting.com/CTMX2026. To attend the live webcast, you will need your unique 16-digit control number provided on the Notice of Internet Availability of Proxy Materials.
We invite you to attend the annual meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the meeting to vote your shares. Instead, you may vote by proxy over the Internet or by phone by following the instructions provided in the notice or, if you request printed copies of the proxy materials by mail, you may vote by mail.
Pursuant to the rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our Annual Meeting materials, which include this Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2025 (the “Form 10-K”), over the internet in lieu of mailing printed copies. We will begin mailing the Notice of Internet Availability to our stockholders of record as of April 20, 2026 (the “Record Date”) for the first time on or about April 28, 2026. The Notice of Internet Availability will contain instructions on how to access and review the 2026 Annual Meeting materials, how to access the live webcast of the 2026 Annual Meeting of Stockholders, and will also contain instructions on how to request a printed copy of the 2026 Annual Meeting materials. In addition, we have provided brokers, dealers, banks, voting trustees and their nominees, at our expense, with additional copies of our proxy materials and the Form 10-K so that our record-holders can supply these materials to the beneficial owners of shares of our common stock as of the Record Date. The Form 10-K is also available in the “Financial & Filings” section of our website at http://ir.cytomx.com/financial-information/annual-reports.
As used in this Proxy Statement, “CytomX,” the “Company,” “we” or “us” refer to CytomX Therapeutics, Inc., a Delaware corporation.
Who can vote at the annual meeting?
Only stockholders of record at the close of business on April 20, 2026 will be entitled to vote at the annual meeting. On this Record Date, there were 217,702,919 shares of common stock outstanding and entitled to vote.
Stockholder of Record: Shares Registered in Your Name
If, on April 20, 2026, your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are a stockholder of record. The notice will be sent to you by mail and via the Internet directly by us. As a stockholder of record, you may vote online during the live webcast of the meeting at www.virtualshareholdermeeting.com/CTMX2026, or vote by proxy. Whether or not you plan to attend the annual meeting online, we urge you to vote on the Internet or by phone as instructed in the notice or by proxy by mail by requesting a paper copy of the proxy materials as instructed in the notice to ensure your vote is counted.
Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent
If, on April 20, 2026, your shares were held in an account at a brokerage firm, bank or other agent, then you are the beneficial owner of shares held in “street name” and the notice is being forwarded to you by that organization.

The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent on how to vote the shares in your account. Your brokerage firm, bank or other agent will not be able to vote in the election of directors, the amendment to our Amended and Restated 2015 Equity Incentive Plan, the amendment to our Amended and Restated Employee Stock Purchase Plan, the non-binding advisory vote to approve the compensation of our named executive officers and the non-binding advisory vote on the frequency of future advisory votes to approve executive compensation unless they have your voting instructions, so it is very important that you indicate your voting instructions to the institution holding your shares. You are also invited to attend the annual meeting online, as instructed in this Proxy Statement. However, since you are not the stockholder of record, you may not vote your shares online during the annual meeting unless you request and obtain a valid proxy from your broker, bank or other agent.
What am I voting on?
There are seven matters scheduled for a vote:
•	Proposal 1: To elect two directors with terms to expire at the 2029 Annual Meeting of Stockholders.
•	Proposal 2: To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026.
•	Proposal 3: To approve the amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 300,000,000 shares to 600,000,000 shares
•	Proposal 4: To approve an amendment to increase the number of shares under our Amended and Restated 2015 Equity Incentive Plan.
•	Proposal 5: To approve an amendment to increase the number of shares under our Amended and Restated Employee Stock Purchase Plan.
•	Proposal 6: A non-binding advisory vote to approve the compensation of our named executive officers.
•	Proposal 7: A non-binding advisory vote on the frequency of future advisory votes by stockholders to approve the compensation of our named executive officers.
How are proxy materials distributed?
Under rules adopted by the SEC, we are sending the notice to our stockholders of record and beneficial owners as of April 20, 2026. Stockholders will have the ability to access the proxy materials, including this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, on the Internet at www.proxyvote.com or to request a printed or electronic set of the proxy materials at no charge. Instructions on how to access the proxy materials over the Internet and how to request a printed copy may be found on the notice.
In addition, any stockholder may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. Choosing to receive future proxy materials by email will save us the cost of printing and mailing documents to stockholders and will reduce the impact of annual meetings on the environment. A stockholder who chooses to receive future proxy materials by email will receive an email prior to next year’s annual meeting with instructions containing a link to those materials and a link to the proxy voting website. A stockholder’s election to receive proxy materials by email will remain in effect until the stockholder terminates it.
How do I vote?
•	For Proposal 1, you may either vote “For” or “Against” or abstain from voting with respect to each nominee to the Board.
•	For Proposal 2, you may either vote “For” or “Against” or abstain from voting.
•	For Proposal 3, you may either vote “For” or “Against” or abstain from voting.
•	For Proposal 4, you may either vote “For” or “Against” or abstain from voting.
•	For Proposal 5, you may either vote “For” or “Against” or abstain from voting.
•	For Proposal 6, you may either vote “For” or “Against” or abstain from voting.
•	For Proposal 7, you may vote for “1 Year,” “2 Years” or “3 Years” or abstain from voting.

Please note that by casting your vote by proxy you are authorizing the individuals listed on the Proxy Card to vote your shares in accordance with your instructions and in their discretion with respect to any other matter that properly comes before the annual meeting or any adjournments or postponements thereof.
The procedures for voting are:
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record as of April 20, 2026, you may vote by attending the annual meeting online at www.virtualshareholdermeeting.com/CTMX2026 and following the instructions posted on the webcast portal. You may also vote by proxy over the Internet or by phone by following the instructions provided in the Notice of Internet Availability of Proxy Materials or, if you request printed copies of the proxy materials by mail, you may vote by mail. If your proxy is properly executed in time to be voted at the annual meeting, the shares represented by the proxy will be voted in accordance with the instructions you provide. Whether or not you plan to attend the annual meeting online, we urge you to vote by proxy to ensure your vote is counted. You may still attend the annual meeting online and vote online at www.virtualshareholdermeeting.com/CTMX2026 if you have already voted by proxy, so long as you do so before voting closes.
1.
To vote online during the annual meeting, visit www.virtualshareholdermeeting.com/CTMX2026 and have ready your 16-digit control number that was included in your Notice of Internet Availability of Proxy Materials or included in the instructions that accompanied your proxy materials. Shares held in your name as the stockholder of record may be voted electronically during the annual meeting. Shares for which you are the beneficial owner but not the stockholder of record may also be voted electronically during the annual meeting.

2.
To vote on the Internet prior to the annual meeting, go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the 16-digit control number from the notice and follow the instructions. Your vote must be received by 11:59 p.m., Eastern Time, on June 16, 2026 to be counted.

3.
To vote by phone, request a paper or email copy of the proxy materials by following the instructions on the notice and call the number provided with the proxy materials to transmit your voting instructions. Your vote must be received by 11:59 p.m., Eastern Time, on June 16, 2026 to be counted.

4.
To vote by mail, request a paper copy of the proxy materials by following the instructions on the notice and complete, sign and date the proxy card enclosed with the paper copy of the proxy materials and return it promptly in the envelope provided. If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent
If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a notice and voting instructions from that organization rather than from us. Simply follow the instructions to ensure that your vote is counted. To vote online at the annual meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with the notice, or contact your broker, bank or other agent to request a proxy form.
We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.
How many votes do I have?
On each matter to be voted upon, you have one vote for each share of common stock you owned as of April 20, 2026.
What is the quorum requirement?
A quorum of stockholders is necessary to take any action at the meeting, other than to adjourn the meeting. The presence, online or by proxy duly authorized, of the holders of a majority of the outstanding shares of stock entitled to vote will constitute a quorum. On April 20, 2026, there were 217,702,919 shares of common stock outstanding and entitled to vote.

Your shares will be counted toward the quorum only if you submit a valid proxy or vote online at the annual meeting. Abstentions and broker non-votes will be counted toward the quorum requirement. If there is no quorum, the chairman of the annual meeting or the holders of a majority of the shares casting votes at the annual meeting may adjourn the annual meeting to another date.
What if I return a proxy card but do not make specific choices?
If you are a stockholder of record and you return a proxy card without marking any voting selections, your shares will be voted as follows:
1.	Proposal 1: “For” the election of two nominees for director.
2.	Proposal 2: “For” the ratification of the Audit Committee’s selection of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026.
3.	Proposal 3: “For” the amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 300,000,000 shares to 600,000,000 shares.
4.	Proposal 4: “For” the approval of the amendment to our Amended and Restated 2015 Equity Incentive Plan.
5.	Proposal 5: “For” the approval of the amendment to our Amended and Restated Employee Stock Purchase Plan.
6.	Proposal 6: “For” the non-binding, advisory vote to approve the compensation of our named executive officers.
7.	Proposal 7: “1 Year” for the non-binding advisory vote regarding the future advisory votes by the stockholders to approve the compensation of our named executive officers.
If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using their best judgment.
If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, your shares are held by your broker, bank or other agent as your nominee, or in “street name,” and you will need to obtain a proxy form from the organization that holds your shares and follow the instructions included on that form regarding how to instruct the organization to vote your shares. If you do not give instructions to your broker, bank or other agent, they can vote your shares with respect to “discretionary” items but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of various national securities exchanges, and, in the absence of your voting instructions, your broker, bank or other agent may vote your shares held in street name on such proposals. Non-discretionary items are proposals considered non-routine under the rules of various national securities exchanges, and, in the absence of your voting instructions, your broker, bank or other agent may not vote your shares held in street name on such proposals and the shares will be treated as broker non-votes.
Which ballot measures are considered “routine” or “non-routine”?
Proposal 1 (the election of directors), Proposal 4 (amendment to our Amended and Restated 2015 Equity Incentive Plan), Proposal 5 (amendment to our Amended and Restated Employee Stock Purchase Plan), Proposal 6 (non-binding advisory vote to approve the compensation of our named executive officers) and Proposal 7 (non-binding advisory vote on the frequency of future advisory votes to approve executive compensation) are considered non-routine under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on Proposals 1, 4, 5, 6 and 7.
Proposal 2 (the ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2026) and Proposal 3 (amendment of our Amended and Restated Certificate of Incorporation) are considered routine under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with Proposals 2 and 3.
How are votes counted?
Votes will be counted by the inspector of election appointed for the annual meeting, who will count:
•	With respect to Proposals 1, 2, 3, 4, 5 and 6, “For” votes, “Against” votes and abstentions.
•	With respect to Proposal 7, “1 Year,” “2 Years” and “3 Years” votes and abstentions.
•	Additionally, with respect to Proposal 1, 4, 5, 6 and 7, broker non-votes.

Who will serve as inspector of elections?
Farooq Nomani, our Senior Director and Corporate Counsel, will serve as the inspector of elections.
How many votes are needed to approve each proposal?
•
For Proposal 1, electing two members of the Board, each director must receive a “For” vote from a majority of the votes cast either online or by proxy at the annual meeting and that are entitled to vote on the election of directors. A majority of votes cast shall mean that the number of shares voted “For” the director’s election exceeds 50% of the number of votes cast with respect to that director’s election, with votes cast including votes “Against” in each case and excluding abstentions and broker non-votes with respect to that director’s election.

•
For Proposal 2, ratifying the Audit Committee’s selection of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2026, the proposal must receive a “For” vote from the majority of the votes cast either online or by proxy at the annual meeting and that are entitled to vote on the proposal, with votes cast including votes “Against” and excluding abstentions. This is a routine proposal and therefore we do not expect any broker non-votes.

•
For Proposal 3, approving the amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 300,000,000 shares to 600,000,000 shares, the proposal must receive a “For” vote from the majority of the votes cast either online or by proxy at the annual meeting and that are entitled to vote on the proposal, with votes cast including votes “Against” and excluding abstentions. This is a routine proposal and therefore we do not expect any broker non-votes.

•
For Proposal 4, approving the amendment of our Amended and Restated 2015 Equity Inventive Plan, the proposal must receive a “For” vote from the majority of the votes cast either online or by proxy at the annual meeting and that are entitled to vote on the proposal, with votes cast including votes “Against” and excluding abstentions and broker non-votes.

•
For Proposal 5, approving the amendment of our Amended and Restated Employee Stock Purchase Plan, the proposal must receive a “For” vote from the majority of the votes cast either online or by proxy at the annual meeting and that are entitled to vote on the proposal, with votes cast including votes “Against” and excluding abstentions and broker non-votes.

•
For Proposal 6, being the non-binding advisory vote to approve the compensation of our named executive officers, the proposal must receive a “For” vote from the majority of the votes cast either online or by proxy at the annual meeting and that are entitled to vote on the proposal, with votes cast including votes “Against” and excluding abstentions and broker non-votes. While the vote on this resolution is advisory and not binding on us, our Compensation Committee and our Board will consider the outcome of the vote on this resolution when considering future executive compensation decisions.

•
For Proposal 7, being the non-binding advisory vote on the frequency of future advisory votes on executive compensation, the advisory vote frequency alternative (“1 Year”, “2 Years” or “3 Years”) receiving the highest number of “For” votes from the majority of the votes cast either online or by proxy at the annual meeting and entitled to vote on the proposal will be approved, with votes cast excluding abstentions and broker non-votes. If none of the frequency alternatives receives a majority of the votes cast, we will consider the highest number of votes cast by the stockholders to be the frequency that has been selected by the stockholders. However, this proposal is advisory and nonbinding upon us.

Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies. We have retained Georgeson LLC to assist in the solicitation of proxies for a fee of approximately $15,000 plus associated costs and expenses. In addition to the notice and the proxy materials, our directors and employees may also solicit proxies online, by telephone or by other means of communication. We will not pay our directors and employees any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding the notice and any other proxy materials to beneficial owners.

What does it mean if I receive more than one notice?
If you receive more than one notice, your shares are registered in more than one name or are registered in different accounts. Please vote by proxy according to each notice to ensure that all of your shares are voted.
Can I change my vote after submitting my proxy?
Yes, you can revoke your proxy at any time before the final vote at the annual meeting. If you are a stockholder of record, you may revoke your proxy in any one of three ways:
1.	A duly executed proxy card with a later date or time than the previously submitted proxy;
2.	A written notice that you are revoking your proxy to our Secretary, care of CytomX Therapeutics, Inc., at 151 Oyster Point Boulevard, Suite 400, South San Francisco, CA 94080; or
3.
A later-dated vote on the Internet or by phone or a ballot cast online at the annual meeting by following the instructions at www.virtualshareholdermeeting.com/CTMX2026 (simply attending our virtual annual meeting will not, by itself, revoke your proxy).

If you are a beneficial owner, you may revoke your proxy by submitting new instructions to your broker, bank or other agent, or if you have received a proxy from your broker, bank or other agent giving you the right to vote your shares at the annual meeting, by attending our virtual annual meeting by visiting www.virtualshareholdermeeting.com/CTMX2026 with your 16-digit control number (available in your notice and proxy card) and following the instructions to vote online.
How do I attend the virtual/online annual meeting?
This year’s annual meeting will be held entirely online to support and facilitate stockholder participation. Stockholders of record as of April 20, 2026, will be able to attend and participate in the annual meeting online by accessing www.virtualshareholdermeeting.com/CTMX2026. To join the annual meeting, you will need to have your 16-digit control number, which is included on your Notice of Internet Availability of Proxy Materials and your proxy card.
Even if you plan to attend the annual meeting online, we recommend that you also vote by proxy as described herein so that your vote will be counted if you decide not to attend the annual meeting.
Access to the audio webcast of the annual meeting. The live audio webcast of the annual meeting will begin promptly at 1:30 p.m., Pacific Time on June 17, 2026. Online access to the audio webcast will open approximately thirty minutes prior to the start of the annual meeting to allow time for you to log in and test the computer audio system. We encourage our stockholders to access the annual meeting prior to the start time.
Log in Instructions. To attend the online annual meeting, log in at www.virtualshareholdermeeting.com/CTMX2026. Stockholders will need their unique 16-digit control number, which appears on the Notice of Internet Availability of Proxy Materials and the instructions that accompanied the proxy materials. In the event that you do not have a control number, please contact your broker, bank, or other nominee as soon as possible and no later than May 30, 2026, so that you can be provided with a control number and gain access to the annual meeting.
Submitting questions at the virtual annual meeting. As part of the annual meeting, we will hold a live question and answer session, during which we intend to answer questions submitted during the meeting in accordance with the annual meeting’s rules of conduct that are pertinent to the Company and the meeting matters, as time permits. Questions and answers will be grouped by topic and substantially similar questions will be grouped and answered once. The annual meeting’s rules of conduct will be posted on the Company website approximately 2 weeks prior to the date of the annual meeting.
Technical Assistance. Beginning 30 minutes prior to the start of and during the virtual annual meeting, we will have a support team ready to assist stockholders with any technical difficulties they may have accessing or hearing the virtual meeting.
If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, you may call our support team at the numbers available on www.virtualshareholdermeeting.com/CTMX2026.
Availability of live webcast to team members and other constituents. The live audio webcast will be available to not only our stockholders but also our team members and other constituents.

When are stockholder proposals due for next year’s annual meeting?
Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), some stockholder proposals may be eligible for inclusion in our proxy statement for our 2027 Annual Meeting of Stockholders. Any such proposal must be submitted in writing by December 29, 2026, to our Secretary, care of CytomX Therapeutics, Inc., at 151 Oyster Point Boulevard, Suite 400, South San Francisco, CA 94080, the address of our principal executive offices. If we change the date of our 2027 Annual Meeting of Stockholders by more than 30 days from the date of the 2026 Annual Meeting of Stockholders, the deadline shall be a reasonable time before we begin to print and send our proxy materials. Stockholders interested in submitting such a proposal are advised to contact knowledgeable counsel with regard to the detailed requirements of the applicable securities laws and our bylaws. The submission of a stockholder proposal does not guarantee that it will be included in our proxy statement.
Our bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our bylaws provide that if you wish to submit a proposal that is not to be included in next year’s proxy statement or nominate a director, a timely written notice of a stockholder proposal must be delivered to, or mailed and received by, our Secretary, care of CytomX Therapeutics, Inc., at 151 Oyster Point Boulevard, Suite 400, South San Francisco, CA 94080, no earlier than February 17, 2027 and no later than the close of business on March 19, 2027, which notice must contain the information specified in our bylaws. If we change the date of our 2027 Annual Meeting of Stockholders by more than 30 days before, or more than 60 days after, the one-year anniversary of the 2026 Annual Meeting of Stockholders, then the written notice of a stockholder proposal that is not intended to be included in our proxy statement must be delivered, or mailed and received, not later than the 90th day prior to our 2027 Annual Meeting of Stockholders or, if later, the 10th day following the day on which certain public disclosure as described in our bylaws of the meeting date is made.
In addition to satisfying the foregoing requirements under our current bylaws, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees for our annual meeting to be held in 2027 must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than 5:00 p.m., Eastern Time, on April 18, 2027, including providing a statement that such stockholder intends to solicit the holders of shares representing at least 67% of the voting power of the Company’s shares entitled to vote on the election of directors in support of director nominees other than the Company’s nominees. If our 2027 annual meeting is changed by more than 30 calendar days from the first anniversary of our 2026 annual meeting, stockholders must comply with the additional requirements of Rule 14a-19(b) under the Exchange Act no later than the later of 60 calendar days prior to the date of the 2027 annual meeting or the 10th calendar day following the day on which public announcement of the date of the 2027 annual meeting is first made.
We intend to file a proxy statement and WHITE proxy card with the SEC in connection with our solicitation of proxies for our 2027 Annual Meeting of Stockholders. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents for our 2027 Annual Meeting of Stockholders as and when filed by us with the SEC without charge from the SEC’s website at: www.sec.gov.
What is “householding” and how does it affect me?
We have adopted a procedure approved by the SEC called “householding.” Under this procedure, stockholders who have the same address may receive only one copy of our annual report, proxy statement or Notice of Internet Availability of Proxy Materials, unless one or more of these stockholders notifies us that they wish to receive individual copies of such documents. This process potentially means extra convenience for stockholders and cost savings for companies.
If you are a beneficial owner of our common stock, once you receive notice from your broker, bank or other agent that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive separate copies of our annual report, proxy statement or Notice of Internet Availability of Proxy Materials, please notify your broker, bank or other agent, and direct your written request to CytomX Therapeutics, Inc., Secretary, at 151 Oyster Point Boulevard, Suite 400, South San Francisco, CA 94080 or contact our Secretary at (650) 515-3185. Upon written or oral request to us, we will promptly deliver a separate copy of the annual report to security holders, proxy statement, or Notice of Internet Availability of Proxy Materials, as applicable, to a security holder at a shared address to which a single copy of the documents was delivered. Stockholders who currently receive multiple copies of our annual report, proxy statement or Notice of Internet Availability of Proxy Materials at their address and would like to request householding of their communications should contact their broker, bank or other agent.
How can I find out the results of the voting at the annual meeting?
Preliminary voting results will be announced during the live webcast of the annual meeting. Final voting results will be published in a Current Report on Form 8-K filed with the SEC within four business days following the annual meeting.

PROPOSAL 1: ELECTION OF DIRECTORS
Our Board currently consists of eight directors and is divided into three classes, designated as Class I, Class II and Class III. Under our Amended and Restated Certificate of Incorporation, our Board is authorized to assign its members in office to each class and each class has a term of three years. There are currently two directors in Class II, Matthew P. Young, and Elaine V. Jones Ph.D., whose terms of office are scheduled to expire at the 2026 Annual Meeting of Stockholders. Both, Mr. Young and Dr. Jones have been nominated for election at the 2026 Annual Meeting of Stockholders.
Any vacancies on our Board resulting from death, resignation, disqualification, removal or other causes, and any newly created directorships resulting from any increase in the number of directors, shall be filled by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board. Any director elected to fill a vacancy shall hold office for the remainder of the unexpired term in which the vacancy occurred or newly created directorship was created and until such director’s successor shall have been elected and qualified.
Directors are elected by a majority of the votes cast at the annual meeting and entitled to vote on the election of directors. A majority of votes cast shall mean that the number of shares voted “For” a director’s election exceeds 50% of the number of votes cast with respect to that director’s election, with votes cast including votes “Against” in each case and excluding abstentions and broker non-votes with respect to that director’s election. Shares represented by executed proxies will be voted for the election of the nominees named below, unless the “Against” or “Abstain” voting selection has been marked on the proxy card.
If either of Mr. Young or Dr. Jones become unavailable for election as a result of an unexpected occurrence, shares that would otherwise be voted for such director will be voted for the election of a substitute nominee proposed by the Nominating and Corporate Governance Committee and nominated by the Board. Mr. Young and Dr. Jones have agreed to serve if elected. Our management has no reason to believe that either Mr. Young or Dr. Jones will be unable to serve. If elected at the annual meeting, both Mr. Young and Dr. Jones will serve until the earliest of the 2029 Annual Meeting of Stockholders, or their respective successor is elected and qualified, or until their respective death, resignation or removal.
The following are brief biographies of Mr. Young and Dr. Jones, the nominees for director, and a discussion of their specific experience, qualifications, attributes or skills that led the Nominating and Corporate Governance Committee of the Board to recommend each of them for director, as of the date of this proxy statement.

Name	Position	Age
Matthew P. Young	Class II Director	56
Elaine V. Jones Ph.D.	Class II Director	71

Mr. Matthew P. Young has served as a member of our Board since September 2015. Mr. Young currently serves as a Managing Director at Longitude Capital, a position he has held since August 2022. Before that, Mr. Young was serving as Chief Operating Officer and Chief Financial Officer of GRAIL from October 2019 to December 2021. Prior to joining GRAIL, Mr. Young had served as Executive Vice President and Chief Financial Officer of Jazz Pharmaceuticals (“Jazz”), a role he held since February 2015. He previously had served as Senior Vice President and Chief Financial Officer of Jazz since March 2014 and as Senior Vice President, Corporate Development of Jazz since April 2013. Prior to joining Jazz, Mr. Young worked in investment banking for approximately 20 years. From February 2009 to April 2013, he served as a Managing Director in global healthcare of Barclays Capital Inc., an investment banking firm, where his role included acting as the co-head of life sciences at Barclays Capital. From 2007 to 2008, Mr. Young served as a Managing Director of Citigroup Global Markets Inc., an investment banking firm, and, from 2003 to 2007, as a Managing Director of Lehman Brothers Inc., an investment banking firm. In 2015, he joined the board of directors of PRA Health Sciences Inc., a contract research company, a position he held until July 2021. Mr. Young currently serves on the board of directors of the privately-held biopharmaceutical companies OrsoBio, Inc., Alpha-9 Oncology, Inc. and AllIn Bio. Mr. Young received a B.S. in economics and a M.B.A. from the Wharton School of the University of Pennsylvania. We believe that Mr. Young is qualified to serve on our Board due to his extensive management experience, significant experience in the life sciences industry and financial expertise.
Elaine V. Jones, Ph.D., has served as a member of our Board since May 2019. Dr. Jones retired in April 2019 from her role as Vice President, Worldwide Business Development and Senior Partner at Pfizer Ventures, the venture capital arm of Pfizer Inc. After joining Pfizer Ventures as Executive Director in 2008, Dr. Jones was responsible for making and managing venture investments for Pfizer as well as serving in board roles for several therapeutic companies. Prior to this, Dr. Jones held the position of General Partner at EuclidSR Partners, a venture firm specializing in private investment in private and public equity within the health sciences, healthcare, biopharmaceutical sectors, until 2008. Dr. Jones began her investment career at S.R. One, the corporate investment fund of GlaxoSmithKline, which she joined in 1999. Prior to this, Dr. Jones served as Director of Scientific Licensing at SmithKline Beecham and as a research scientist in the research and development division of SmithKline Beecham Pharmaceutical. During her venture career, Dr. Jones has served on the boards of more than 20 early to mid-stage biotechnology, therapeutic and pharmaceutical companies. She has served on the board of HBM Healthcare Investments AG, a publicly-traded Swiss Investment Company since June 2018. She has also served on the board of NextCure, Inc., a publicly-traded biopharmaceutical company, since December 2015. Dr. Jones also currently serves on the boards of privately held biopharmaceutical companies and has served on the board of the Novartis Venture Fund since 2020. Dr. Jones previously served as a member of the board of directors of Gritstone Oncology, a publicly-traded biopharmaceutical company, from September 2019 to April 2025. Dr. Jones holds a B.S. in biology from Juniata College and a Ph.D. in microbiology from the University of Pittsburgh. We believe that Dr. Jones is qualified to serve on our Board due to her broad knowledge of the life sciences industry and significant experience in pharmaceutical drug discovery and business development.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NAMED NOMINEES.

PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of our Board has selected Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026, and has further directed that management submit the selection of our independent registered public accounting firm for ratification by the stockholders at the annual meeting. Ernst & Young LLP has audited our financial statements for each of our fiscal years since the fiscal year ended December 31, 2017. Representatives of Ernst & Young LLP are expected to be present at the virtual annual meeting. During the webcast, they will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions submitted online.
Neither our bylaws nor other governing documents or law require stockholder ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm. However, the Audit Committee is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Ernst & Young LLP. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in our best interests and our stockholders’ best interest.
The affirmative vote of the holders of a majority of the votes cast either online or by proxy at the annual meeting and that are entitled to vote on this proposal will be required to ratify the selection of Ernst & Young LLP for our fiscal year ending December 31, 2026, with votes cast including votes “Against” and excluding abstentions. Abstentions will not be counted as votes cast and will have no effect on the outcome of this proposal. This is a routine proposal and therefore no broker non-votes are expected to exist in connection with this proposal.
Independent registered public accounting firm fees and services
The following table provides information regarding the approximate fees billed by Ernst & Young LLP during the years ended December 31, 2025 and 2024. The Audit Committee approved all of the fees described below.

	Year Ended December 31,
	2025 $	2024 $
Audit Fees(1)	1,852,050	1,806,100
Tax Fees(2)	75,718	73,583
Audit-Related Fees(3)	—	—
All Other Fees	—	—
Total Fees	1,927,768	1,879,683

(1)
Audit fees of Ernst & Young LLP for the years ended December 31, 2025 and 2024 were for professional services rendered for the audits of our financial statements, including accounting consultation, reviews of quarterly financial statements and professional services rendered in connection with our registration statements.

(2)	This category consists of fees for services provided for tax consultation and compliance services.
(3)	This category consists of fees for professional services rendered that are reasonably related to the performance of the audit or review of our financial statements.
Pre-Approval Policies and Procedures
The Audit Committee has adopted policies and procedures for the pre-approval of audit and non-audit services provided by our independent registered public accounting firm, Ernst & Young LLP. The policy generally requires pre-approval for specified services in the defined categories of audit services, audit-related services and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent registered public accounting firm or on an individual explicit case-by-case basis before the independent registered public accounting firm is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

The Audit Committee will review both audit and non-audit services performed by Ernst & Young LLP and the fees charged for such services on at least an annual basis. Among other things, the Audit Committee will review non-audit services proposed to be provided by Ernst & Young LLP and pre-approve such services only if they are compatible with maintaining Ernst & Young LLP’s status as an independent registered public accounting firm. All services provided by Ernst & Young LLP in 2025 and 2024 were pre-approved by our Board or the Audit Committee after review of each of the services proposed for approval.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.

PROPOSAL 3: APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK FROM 300,000,000 TO 600,000,000
Summary
We are asking our stockholders to approve an amendment to Article Four, Section A of our Amended and Restated Certificate of Incorporation to increase the total number of authorized shares of common stock, par value $0.00001 per share, from 300,000,000 shares to 600,000,000 shares (the “Charter Amendment”). The Charter Amendment will not change the number of authorized shares of preferred stock, which will remain at 10,000,000 shares. If approved, the total number of shares of all classes of capital stock that the Company is authorized to issue will increase from 310,000,000 shares to 610,000,000 shares.
Current Utilization of Authorized Shares
The following table sets forth, as of March 31, 2026, information regarding our authorized, issued and outstanding, reserved, and available shares of common stock:

Shares
Authorized shares of common stock	300,000,000
Shares of common stock issued and outstanding	217,693,878
Shares issuable upon exercise of outstanding stock options, having a weighted average exercise price of $5.15 per share	18,876,388
Shares issuable upon vesting and settlement of outstanding restricted stock units and performance stock units	3,413,313
Shares reserved for future issuance under our Amended and Restated 2015 Equity Incentive Plan	1,711,325
Shares reserved for future issuance under our Amended and Restated Employee Stock Purchase Plan	348,824
Shares issuable upon exercise of pre-funded warrants issued in the March 2026 offering	1,179,245
Shares issuable upon exercise of Tranche Warrants (exercise price of $3.77 per share)	5,769,231
Total shares issued, outstanding, and reserved	248,992,204
Authorized shares of common stock available for future issuance	82,306,122

As of March 31, 2026, 82,306,122 shares of authorized common stock remained available for future issuance. The Charter Amendment will not change the number of authorized shares of preferred stock. As of March 31, 2026, 10,000,000 shares of preferred stock, par value $0.00001 per share, were authorized, and no shares of preferred stock were issued and outstanding.
Reasons for the Charter Amendment
In April 2026, the Board determined that the Charter Amendment was advisable and in the best interests of the Company and its stockholders and unanimously approved the Charter Amendment, subject to stockholder approval.
The Board believes that additional authorized shares of common stock are necessary to provide the Company with the flexibility to respond to future opportunities and needs. In particular, the Board considered the following factors in recommending the Charter Amendment:
•
Future capital-raising or financing transactions. The Company’s product candidates are in various stages of clinical and preclinical development, and the Company may need to raise additional capital in the future through public or private offerings of common stock or securities convertible into or exchangeable for common stock. Maintaining a sufficient reserve of authorized shares allows the Company to pursue such transactions on a timely basis and on favorable terms.

•
Strategic transactions. The additional authorized shares would provide the Company with the flexibility to pursue potential strategic transactions, including mergers, acquisitions, collaborations, licensing arrangements, and other business combinations, using shares of common stock as consideration.

•
Pipeline development. The Company’s long-term growth strategy depends on the continued development and advancement of its pipeline of product candidates, which may require significant capital investment.

•
Equity compensation. The Company operates in a highly competitive market for talent in the biotechnology industry. The ability to grant equity awards under the Company’s equity compensation plans is critical to attracting and retaining qualified employees, officers, and directors.

•	General corporate purposes. The additional authorized shares could also be used for stock splits, stock dividends, and other general corporate purposes.
The Board currently has no specific plans, arrangements, or agreements to issue any of the proposed additional authorized shares of common stock, other than shares that may be issued under the Company’s existing equity compensation plans in the ordinary course. As a general matter, the Board would be able to issue the additional authorized shares at its discretion from time to time without further action or approval of the Company’s stockholders, except as may be required by applicable law or the rules and listing requirements of the Nasdaq Stock Market or any other applicable securities exchange. For example, the Nasdaq Stock Market listing rules generally require stockholder approval for issuances of common stock in connection with certain acquisitions, private placements, or equity compensation arrangements that exceed specified thresholds.
Effects of the Charter Amendment
If the Charter Amendment is approved, the additional 300,000,000 authorized shares of common stock will be identical in all respects to the shares of common stock currently authorized and outstanding. Holders of our common stock do not currently have, and will not have as a result of the Charter Amendment, preemptive, subscription, redemption, or conversion rights. The Charter Amendment will not change the number of shares of common stock or preferred stock currently outstanding, nor will it have any immediate dilutive effect or change the rights of current holders of our common stock.
However, to the extent that the additional authorized shares of common stock are issued in the future, they may decrease existing stockholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the voting power of existing stockholders and may dilute earnings and book value on a per share basis. Because our stockholders do not have preemptive rights, current stockholders would not have a prior right to purchase any new issuance of capital stock in order to maintain their proportionate ownership of our common stock.
Anti-Takeover Considerations
The availability of additional shares of common stock for issuance could, under certain circumstances, discourage or make any efforts to obtain control of the Company more difficult. For example, the Board could, without further stockholder approval, issue shares of common stock in a public or private offering, including to persons allied with the Board, which could dilute the stock ownership or voting power of parties seeking to obtain control of the Company. The increase in authorized shares of common stock could also have the effect of rendering more difficult or discouraging a merger, tender offer, or proxy contest, the assumption of control by a holder of a large block of our stock, or the removal of incumbent management. The Board is not aware of any actual or contemplated attempt to acquire control of the Company, and the Charter Amendment is not being presented with the intent that it be used to prevent or discourage any acquisition attempt. However, nothing would prevent the Board from taking any actions that it deems consistent with its fiduciary duties.
No Appraisal Rights
Stockholders will not have any appraisal or dissenters’ rights under the Delaware General Corporation Law in connection with the Charter Amendment.
Text of the Charter Amendment
If the Charter Amendment is approved by our stockholders, Article Four, Section A of our Amended and Restated Certificate of Incorporation would be amended and restated in its entirety to read as follows:
“A. The Company is authorized to issue two classes of stock to be designated, respectively, Common Stock and Preferred Stock. The total number of shares that the Company is authorized to issue is 610,000,000 shares, 600,000,000 shares of which shall be Common Stock (the “Common Stock”), and 10,000,000 shares of which shall be Preferred Stock (the “Preferred Stock”). The Common Stock shall have a par value of $0.00001 per share and the Preferred Stock shall have a par value of $0.00001 per share.”
The full text of the proposed Certificate of Amendment is attached to this Proxy Statement as Appendix A.

Timing of the Charter Amendment; Right to Abandon
If the Charter Amendment is approved by our stockholders, the amendment will become effective immediately upon the filing of a Certificate of Amendment to our Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, which we expect to file promptly after the annual meeting. Notwithstanding stockholder approval of the Charter Amendment, at any time prior to the effectiveness of the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, the Board may abandon the Charter Amendment without further action by the stockholders. If the Charter Amendment is not approved by our stockholders, the number of authorized shares of common stock will remain unchanged at 300,000,000.
Risks of Non-Approval
If our stockholders do not approve the Charter Amendment, our authorized shares of common stock will remain at 300,000,000 shares, of which only 82,306,122 shares remained available for future issuance as of March 31, 2026. The Company’s long-term growth strategy may require the issuance of additional shares beyond those currently available. Without sufficient authorized shares, the Company could face the following risks:
•
The Board may be unable to pursue capital-raising transactions, strategic acquisitions, or other corporate opportunities on a timely basis, potentially causing the Company to miss time-sensitive opportunities that could be in the best interests of the Company and its stockholders.

•
The Company may face substantial challenges in hiring and retaining employees at all levels, including members of its executive leadership team, if sufficient shares are not available for equity compensation awards.

•	The Company may be required to seek stockholder approval on a transaction-by-transaction basis before issuing shares, which could result in significant delays and additional costs.
Vote Required
The affirmative vote of a majority of the votes cast either online or by proxy at the annual meeting and that are entitled to vote on the proposal will be required to approve the Charter Amendment, with votes cast including votes “Against” and excluding abstentions. This is a routine proposal and therefore we do not expect any broker non-votes.
THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RESOLUTION TO AMEND OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF AUTHORIZED COMMON STOCK FROM 300,000,000 SHARES TO 600,000,000 SHARES.

PROPOSAL 4: APPROVAL OF THE AMENDMENT OF OUR AMENDED AND RESTATED 2015 EQUITY INCENTIVE PLAN
Summary
We are asking our stockholders to approve an amendment to our Amended and Restated 2015 Equity Incentive Plan (the “Amended and Restated 2015 Plan”) to increase the number of shares authorized for issuance thereunder by 6,500,000 million shares, thereby increasing the available share reserve from 1,711,325 shares to 8,211,325 shares. Our Board, upon recommendation of our Compensation Committee, approved the amendment in March 2026, subject to stockholder approval.
If this Proposal No. 4 is approved by our stockholders, the increase in the number of shares available for issuance under our Amended and Restated 2015 Plan will become effective as of the date of the Annual Meeting.
The full text of the proposed amendment is attached to this Proxy Statement as Appendix B.
Why You Should Vote to Approve the Increase in shares under our Amended and Restated 2015 Plan
Our Current Reserve of Shares may be Insufficient to Meet our Needs
As of March 31, 2025, we had 1,711,325 shares available for issuance under our Amended and Restated 2015 Plan. Our Compensation Committee has determined that these reserves would be insufficient to meet our operational needs over the next 1-2 year period and we are therefore requesting 6,500,000 additional shares to be approved for issuance under our Amended and Restated 2015 Plan. The increase in our share reserve allows us more flexibility in our equity grant practices and ensures that we retain an important compensation tool for all service providers, not just newly hired employees.
Equity Awards Are an Important Part of Our Compensation Philosophy
Our Board believes that the issuance of equity awards is a key element underlying our ability to attract, retain and motivate key personnel, non-employee directors, employees, consultants, and advisors because of the competition for highly trained and experienced individuals among biotechnology and pharmaceutical companies, especially in the greater San Francisco Bay Area. Therefore, the Board believes that the increase in shares under our Amended and Restated 2015 Plan is in the best interests of our business and our stockholders and recommends a vote in favor of this Proposal No. 4.
Approval of this Proposal No. 4 by our stockholders will allow us to grant equity awards under the Amended and Restated 2015 Plan at levels we determine to be appropriate, competitive and aligned with industry standards to attract, motivate and retain talent. The Amended and Restated 2015 Plan allows us to utilize equity awards as long-term incentives to secure and retain the services of our employees, non-employee directors, consultants and advisors, consistent with our compensation philosophy and common compensation practice for our industry in the greater San Francisco Bay Area. To date, equity awards have been a key aspect of our program to attract and retain key employees and non-employee directors. We believe the use of equity awards strongly aligns the interests of our employees with those of our stockholders by placing a considerable proportion of our employees’ total compensation “at risk” because it is contingent on the appreciation in value of our common stock. In addition, we believe equity awards encourage employee ownership of our common stock and promote retention through the reward of long-term Company performance.
We Carefully Manage the Use of Equity Awards and the Size of our Share Reserve Increase Request is Reasonable
Our compensation philosophy reflects broad-based eligibility for equity awards, and we generally grant equity awards to all of our employees and non-employee directors and certain consultants and advisors. However, we recognize that equity awards dilute existing stockholders, and, therefore, we are mindful about responsibly managing the growth of our equity compensation program. We are committed to effectively monitoring our equity compensation share reserve, including our “burn rate,” to ensure that we maximize stockholders’ value by granting the appropriate number of equity awards necessary to attract, reward, and retain employees and non-employee directors. The tables below show certain historical overhang and burn rate percentages.

Determination of Number of Additional Shares to Request for the Amended and Restated 2015 Plan
In its determination to approve the amendment to the Amended and Restated 2015 Plan, our Compensation Committee reviewed an analysis prepared by Aon, its compensation consultant, which included an analysis of our historic and estimated prospective share usage needs and the potential dilutive impact of the Amended and Restated 2015 Plan.
Specifically, our Compensation Committee considered:
•
Market Competitiveness. The Amended and Restated 2015 Plan plays an important role in our effort to align the interests of participants and stockholders. Moreover, in our industry, equity awards are an important tool in recruiting, retaining and motivating highly skilled and critical employee talent, upon whose efforts our success is dependent.

•
Estimated Equity Usage and Share Pool Duration. Our Compensation Committee considered our historic burn rate levels in determining how long the Amended and Restated 2015 Plan share authorization could potentially last. We expect the share authorization under the Amended and Restated 2015 Plan, as amended, to provide us with enough shares for awards for approximately a 1-2 year period, with actual timing dependent on a variety of factors, including the price of our shares and hiring activity during the next few years, and rates of forfeiture of outstanding awards, and noting that future circumstances may require us to change our current equity grant practices. We cannot predict our future equity grant practices, the future price of our shares or future hiring activity with any degree of certainty at this time, and the share reserve under the Amended and Restated 2015 Plan, as amended, could last for a shorter or longer period of time.

•
External Factors. Further to Aon’s analysis, which is based on generally accepted evaluation methodologies, the Compensation Committee and our Board concluded that the number of additional shares being requested under the Amended and Restated 2015 Plan is generally within accepted standards as measured by an analysis of its dilutive impact relative to industry standards.

Historic Use of Equity Awards and Outstanding Awards
Overhang
The following table provides certain additional information regarding our equity incentive program and reflects all outstanding equity awards as of March 31, 2026. The Amended and Restated 2015 Plan is the only equity incentive plan we currently have in place under which we can grant awards (other than the shares available for purchase under the ESPP).

Total number of shares of common stock subject to outstanding stock options	18,876,388
Total number of shares of common stock subject to outstanding RSUs, and PSUs(1)	3,413,313
Weighted-average exercise price of outstanding stock options	$5.15
Weighted-average remaining term in years of outstanding stock options	6.56
Total number of shares of common stock available for grant under the Amended and Restated 2015 Plan	1,711,325
Total number of shares of common stock available for grant under other equity incentive plans(2)	—
Total number of shares of common stock outstanding	217,693,878
Per-share closing price of common stock as reported on the Nasdaq Global Select Market	$4.7

(1)	Assuming attainment of the performance goals.
(2)	Excludes the 348,824 shares available for issuance under our ESPP as of March 31, 2026.
Burn Rate
In its determination to approve the increase in shares under our Amended and Restated 2015 Plan, the Board was primarily motivated by a desire to ensure the Company has an available pool of shares from which to grant long-term equity-based incentive awards, which the Board believes is a primary incentive and retention mechanism for our employees, consultants, and directors. The Board considered key factors in making its determination including our historical grant rates, the shares remaining available for issuance under the Amended and Restated 2015 Plan and the potential dilution associated with the amendment to the Amended and Restated 2015 Plan.

This review included a consideration of the following key metrics, factors, and philosophies:
•
In fiscal year 2025, we granted equity awards covering 7,127,838 shares of our common stock. On average, over the fiscal 2023 - 2025 period, we granted 5,003,195 shares annually. The amounts included for performance stock unit (“PSU”) awards are based on the awards that vested within each year upon the achievement of certain “target” performance goals.

•	Our three-year average burn rate was approximately 4.8%, as shown in the following table.
The following table provides detailed information regarding the activity under our equity incentive plans for fiscal years 2023-2025:

	FY2023	FY2024	FY2025	3-year average
Total number of shares of common stock subject to stock options granted	1,938,573	2,389,000	4,653,805	2,993,793
Total number of shares of common stock subject to RSUs granted	724,342	1,259,833	2,060,683	1,348,286
Total number of shares of common stock subject to performance-based stock unit granted(1)	760,000	810,000	413,350	661,117
Performance-based stock units earned and vested	220,000	115,000	275,000	203,333
Total number of shares of common stock subject to RSUs and PSUs granted	1,484,342	2,069,833	2,474,033	2,009,403
Total	2,882,915	3,763,833	6,989,488	4,545,412
Weighted-average number of shares of common stock outstanding	66,655,971	77,516,177	137,935,873	94,036,007
Burn Rate(2)	4.3%	4.9%	5.07%	4.8%

(1)	Assuming attainment of the performance goals at target levels.
(2)	Burn rate is calculated as the sum of options and RSUs granted and performance stock units that are earned and vested divided by the weighted-average number of shares of common stock outstanding.
Requested Additional Shares
Subject to adjustment for certain changes in our capitalization, if this Proposal No. 4 is approved by our stockholders, then under the Amended and Restated 2015 Plan, as amended, we will have a total of approximately 8,211,325 shares available for grant after our Annual Meeting (based on 6,500,000 million newly registered shares and the 1,711,325 shares that were available as of March 31, 2026).
We believe that our request for 6,500,000 million new shares under the Amended and Restated 2015 Plan is necessary for us to remain competitive in the greater San Francisco Bay Area marketplace and support our equity grant practices to align the interests of our employees, consultants and non-employee directors with our stockholders. We anticipate the available pool of shares in the Amended and Restated 2015 Plan, as amended, will be sufficient for our equity awards for approximately the next 1-2 year period after considering our present average share usage rate, and that such pool of shares is necessary to provide a predictable amount of available equity awards for attracting, retaining, and motivating employees, non-employee directors, consultants and advisors.
Description of the Amended and Restated 2015 Plan
The material features of the Amended and Restated 2015 Plan, as amended, are described below. The following description of the Amended and Restated 2015 Plan, as amended, is a summary only and is qualified in its entirety by reference to the complete text of the Amended and Restated 2015 Plan, as amended. Shareholders are urged to read the actual text of the Amended and Restated 2015 Plan, as amended, in its entirety, which is appended as Appendix B to the copy of this Proxy Statement filed with the SEC, which may be accessed from the SEC’s website at www.sec.gov.
Purpose
The Amended and Restated 2015 Plan is designed to align the interests of our employees, directors and consultants with those of the Company’s stockholders by increasing their proprietary interests in the Company’s growth and success, to advance the interests of the Company by attracting and retaining employees, directors, officers, and other service providers, and to motivate such persons to act in the long-term best interests of the Company and its stockholders.
Types of Awards
The terms of the Amended and Restated 2015 Plan provide for the grant of incentive stock options, non-statutory stock options, share awards in the form of bonus shares, restricted shares, or restricted share unit awards, share appreciation rights, and performance units that may be settled in cash, stock, or a combination thereof.
Shares Available for Awards
Subject to adjustment for certain changes in our capitalization, if this Proposal 4 is approved, the aggregate number of shares of our common stock that may be issued pursuant to awards granted under the Amended and Restated 2015 Plan (the “Share Reserve”), will be increased by 6,500,000 million shares.
To the extent shares of common stock underlying an award (whether granted under the Amended and Restated 2015 Plan or our 2019 Employment Inducement Incentive Plan), are not issued or delivered by reason of (i) the expiration, termination, cancellation or forfeiture of such award (excluding shares subject to an option cancelled upon settlement in shares of a related tandem SAR or shares subject to a tandem SAR cancelled upon exercise of a related option) or (ii) the settlement of such award in cash, then such shares shall again be available under the Amended and Restated 2015 Plan, other than grants of incentive stock options under the Amended and Restated 2015 Plan.
Shares subject to an award under the Amended and Restated 2015 Plan or the 2019 Plan may not be made available for issuance under the Amended and Restated 2015 Plan if such shares are: (i) shares that were subject to a share-settled SAR and were not issued upon the net settlement or net exercise of such SAR, (ii) shares used to pay the exercise price of an option, (iii) shares delivered or withheld by us to pay withholding taxes related to an award under the Amended and Restated 2015 Plan or the 2019 Plan, or (iv) shares repurchased on the open market with the proceeds of an option exercise.
The Share Reserve shall not be reduced by (i) the number of shares subject to substitute awards (defined as an award granted under this Amended and Restated 2015 Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction), or (ii) available shares under a stockholder approved plan of the company or other entity which was a party to a corporate transaction with the Company (as appropriately adjusted to reflect such corporate transaction) which become subject to awards granted under the Amended and Restated 2015 Plan (subject to applicable stock exchange requirements).
Eligibility
All of our officers, employees, non-employee directors, consultants, agents, and independent contractors are eligible to participate in the Amended and Restated 2015 Plan and may receive all types of awards other than incentive stock options. Incentive stock options may be granted under the Amended and Restated 2015 Plan only to our employees (including officers) and employees of our subsidiaries. As of March 31, 2026, 5 officers, 64 employees, 7 non-employee directors, 0 consultants, 0 agents and 85 independent contractors were eligible for awards under the Amended and Restated 2015 Plan.
Administration
The Amended and Restated 2015 Plan is administered by a committee (the “Committee”) designated by the Board or a subcommittee thereof, consisting of two or more members of the Board, each of whom is intended to be (i) “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act, and (ii) “independent” within the meaning of the rules of the Nasdaq Stock Exchange of any other stock exchange on which shares are then traded. The Committee may delegate some or all of its power and authority hereunder to the Board or, subject to applicable law, to the Chief Executive Officer and President or such other executive officer as the Committee deems appropriate.
The Committee may determine the recipients, the form, amount and timing of each award to such recipients, the number of shares, exercise price or base price associated with the award, the time and conditions of exercise or settlement of the award and all other terms and conditions of the award, including, without limitation, the form of agreement evidencing the award. The Committee may, in its sole discretion and for any reason at any time, take action such that (i) any or all outstanding options and SARs shall become exercisable in part or in full, (ii) all or a portion of the restriction period applicable to any outstanding restricted shares or restricted share units shall lapse, (iii) all or a portion of the performance period applicable to any outstanding award shall lapse and (iv) the performance measures (if any) applicable to any outstanding award shall be deemed to be satisfied at the target or any other level.
Repricing
Under the Amended and Restated 2015 Plan, the Committee may not amend or replace any previously granted stock option or share appreciation right in a transaction that constitutes a repricing within the meaning of the rules of the Nasdaq Stock Exchange or any other stock exchange on which the shares are then traded, without the prior approval of the Company’s stockholders.
Dividends and Dividend Equivalents
The Amended and Restated 2015 Plan provides that dividends or dividend equivalents may be paid or credited with respect to any shares of our common stock subject to an award (other than a stock option or share appreciation right), as determined by the Board and contained in the applicable award agreement; provided, however, that (i) no dividends or dividend equivalents may be paid with respect to any such shares before the date such shares have vested, (ii) any dividends or dividend equivalents that are credited with respect to any such shares will be subject to all of the terms and conditions applicable to such shares under the terms of the applicable award agreement (including any vesting conditions), and (iii) any dividends or dividend equivalents that are credited with respect to any such shares will be forfeited to us on the date such shares are forfeited to or repurchased by us due to a failure to vest.
Stock Options
Stock options may be granted under the Amended and Restated 2015 Plan pursuant to stock option agreements. The Amended and Restated 2015 Plan permits the grant of stock options that are intended to qualify as incentive stock options, or ISOs, and non-statutory stock options, or NSOs.
The exercise price of NSOs may not be less than 100% of the fair market value of the common stock subject to the stock option on the date of grant. The exercise price of ISOs may not be less than 100% of the fair market value of the common stock subject to the stock option on the date of grant and, in some cases (see “Limitations on Incentive Stock Options” below), may not be less than 110% of such fair market value.
Stock options granted under the Amended and Restated 2015 Plan may not be exercised later than ten years after the grant date and, in some cases (see “Limitations on Incentive Stock Options” below), may not exceed five years. All terms relating to the exercise, cancellation, or other disposition of an option or share appreciation right (i) upon a termination of employment with or service to the Company of the holder of such option or share appreciation right, whether by reason of disability, retirement, death, or any other reason, or (ii) during a paid or unpaid leave of absence, shall be determined by the Committee and set forth in the applicable award agreement.
Acceptable forms of consideration for the purchase of our common stock pursuant to the exercise of a stock option under the Amended and Restated 2015 Plan may include (i) cash, (ii) delivery (either actual delivery or by attestation procedures established by the Company) of shares having a fair market value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (iii) authorizing the Company to withhold whole shares which would otherwise be delivered having an aggregate fair market value, determined as of the date of exercise, equal to the amount necessary to satisfy such obligation, (iv) in cash by a broker-dealer acceptable to the company to whom the optionee has submitted an irrevocable notice of exercise, or (v) a combination of (i) through (iii).
Stock options granted under the Amended and Restated 2015 Plan may become exercisable in cumulative increments, or “vest,” as determined by the Committee at the rate specified in the stock option agreement. Shares covered by different stock options granted under the Amended and Restated 2015 Plan may be subject to different vesting schedules as the Committee may determine. The Committee also has flexibility to provide for accelerated vesting of stock options in certain events.
Generally, an optionee may not transfer a stock option other than by will or the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company or, to the extent expressly permitted in the option agreement, to a family member or a trust or entity established by the holder for estate planning purposes or a charitable organization designated by the holder, in each case, without consideration.

Limitations on Incentive Stock Options
The aggregate fair market value, determined at the time of grant, of shares of our common stock with respect to ISOs that are exercisable for the first time by an optionee during any calendar year may not exceed $100,000. The stock options or portions of stock options that exceed this limit or otherwise fail to qualify as ISOs are treated as NSOs. No ISO may be granted to any person who, at the time of grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any affiliate unless the following conditions are satisfied:
•	the exercise price of the ISO must be at least 110% of the fair market value of the common stock subject to the ISO on the date of grant; and
•	the term of the ISO must not exceed five years from the date of grant.
Subject to adjustment for certain changes in our capitalization, the aggregate maximum number of shares of our common stock that may be issued pursuant to the exercise of ISOs granted under the Amended and Restated 2015 Plan is 25,000,000 shares.
Restricted Share Awards
Restricted share awards may be granted under the Amended and Restated 2015 Plan pursuant to restricted share award agreements. Shares of our common stock acquired under a restricted share award may be subject to forfeiture to or repurchase by us in accordance with a vesting schedule, which may include performance measures, to be determined by the Committee. Rights to acquire shares of our common stock under a restricted share award may be transferred only upon such terms and conditions as are set forth in the restricted share award agreement. Any dividends paid on restricted shares will be subject to the same vesting conditions as apply to the shares subject to the restricted share award.
Restricted Share Unit Awards
Restricted share unit awards may be granted under the Amended and Restated 2015 Plan pursuant to restricted share unit award agreements. A restricted share unit award may be settled by the delivery of shares of our common stock, in cash, in a combination thereof. Restricted share unit awards may be subject to vesting in accordance with a vesting schedule, subject to the holder’s continuous employment or service with the Company during a specified period, or the satisfaction of specified performance measures during a performance period. The award agreement shall specify whether the holder is entitled to receive, on a current or deferred basis, dividend equivalents, provided that any additional shares credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying restricted share unit award.
Share Appreciation Rights
Share appreciation rights may be granted under the Amended and Restated 2015 Plan pursuant to share appreciation right agreements. Each share appreciation right is denominated in common stock share equivalents. The strike price of each share appreciation right will be determined by the Committee, but will in no event be less than 100% of the fair market value of the common stock subject to the share appreciation right on the date of grant (unless in the award is a “Substitute Award”). The Committee may also impose restrictions or conditions upon the vesting of share appreciation rights that it deems appropriate.
Performance Unit Awards
The Amended and Restated 2015 Plan allows us to grant performance unit awards. Performance unit awards may be granted, vest or be exercised based upon the attainment during a specified period of time of specified performance goals. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will be determined by the Committee.
In granting a performance award, the Committee will set a period of time, or a performance period, over which the performance measures should be attained. The criteria or objectives that comprise the performance measures may be expressed on an absolute or relative basis and may include comparisons based on current internal targets, the past performance of the Company (including the performance of one or more subsidiaries, divisions, or operating units) or the past or current performance of other companies (or a combination of such past and current performance). In addition to the ratios specifically enumerated above, performance goals may include comparisons relating to capital (including, but not limited to, the cost of capital), shareholders’ equity, shares outstanding, assets or net assets, sales, or any combination thereof. The applicable performance measures may be applied on a pre-or post-tax basis. The performance goals may consist of any objective or subjective corporate-wide or subsidiary, division, operating unit or individual measures, whether or not listed in this Proposal No. 4. Performance goals shall be subject to such other special rules and conditions as the Committee may establish at any time.
Bonus Share Awards
The Committee has the discretion to grant Bonus Share Awards, which shall not be subject to any vesting conditions or performance measures. Upon the grant of a Bonus Share Award, subject to the Company’s right to require payment of any taxes in accordance with Section 5.5 of the Amended and Restated 2015 Plan, a certificate or certificates evidencing ownership of the requisite number of shares shall be delivered to the holder of such award.
Clawback/Recovery
Stock awards granted under the Amended and Restated 2015 Plan will be subject to recoupment in accordance with the Company’s current clawback policy, as well as any clawback policy we adopt pursuant to applicable law and listing requirements. In addition, our Board may impose such other clawback, recovery or recoupment provisions in any stock award agreement as it determines necessary or appropriate.
Changes to Capital Structure
In the event of any equity restructuring that causes the per share value of the shares to change after the effectiveness of an initial public offering, such as a stock dividend, stock split, spinoff, rights offering or recapitalization through an extraordinary dividend, the number and class of securities available under the Amended and Restated 2015 Plan, the terms of each outstanding option and share appreciation right, the terms of each outstanding restricted share award and restricted share unit award, and the terms of each performance unit award shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding options and share appreciation rights without an increase in the aggregate purchase price or base price and in accordance with Section 409A of the Code.
Change in Control
In the event of a change in control (as defined in the Amended and Restated 2015 Plan and described below), our Board will have the discretion to take one or more of the following actions with respect to outstanding stock awards:
•	accelerate the vesting (and, if applicable, the exercisability) of outstanding options and share appreciation rights and provide for its termination prior to the effective time of the transaction;
•	arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by us with respect to restricted share awards and restricted share unit awards;
•	arrange for the lapse of the performance period applicable to any outstanding award, or deem that the performance measures satisfied at the target or any other level;
•
require that shares of the corporation or other entity resulting from such change in control, or a parent thereof, be substituted for some or all of the shares subject to an outstanding award, with an appropriate or equitable adjustment to such award, as determined by the Board; or

•
require outstanding awards, in whole or in part, to be surrendered to the Company by the holder and to be immediately cancelled by the Company, and to provide for the holder to receive (A) a cash payment in an amount equal to (i) in the case of an option or an share appreciation right, the number of shares then subject to the portion of such option or share appreciation right surrendered multiplied by the excess, if any, of the fair market value of a share as of the date of the change in control, over the purchase price or base price per share subject to such option or share appreciation right, (ii) in the case of a share award, the number of shares then subject to the portion of such award surrendered multiplied by the fair market value of a share as of the date of the change in control, and (iii) in the case of a performance unit award, the value of the performance units then subject to the portion of such award surrendered; (B) shares of the corporation or other entity resulting from such change in control, or a parent thereof, having a fair market value not less than the amount determined under clause (A) above; or (C) a combination of the payment of cash pursuant to clause (A) above and the issuance of shares pursuant to clause (B) above arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by us with respect to restricted share awards and restricted share unit awards.

For purposes of the Amended and Restated 2015 Plan, a “change in control” generally means any one of the following events:
(i)
the acquisition by any individual, entity, or group of beneficial ownership of 50% or more of either the then-outstanding shares of the Company or the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors, but excluding, for this purpose any such acquisition by the Company or any of its subsidiaries, or any employee benefit plan (or related trust) of the Company or its subsidiaries, or any corporation with respect to which, following such acquisition, more than 50% of, respectively, the then outstanding shares of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of all or substantially all directors is then beneficially owned, directly or indirectly, by the individuals and entities who were the beneficial owners, respectively, of Shares and voting securities of the Company immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the then outstanding Shares of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, as the case may be;

(ii)
the consummation of a reorganization, merger, or consolidation of the Company, in each case, with respect to which all or substantially all of the individuals and entities who were the respective beneficial owners of shares and voting securities of the Company immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding Shares and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation;

(iii)
during any twenty-four (24) month period, individuals who, as of the beginning of such period, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the beginning of such period whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director; or

(iv)	a complete liquidation or dissolution of the Company or of the sale or other disposition of all or substantially all of the assets of the Company.
In no event shall a change in control include the initial public offering or any bona fide primary or secondary public offering following the occurrence of the initial public offering.
Plan Amendments and Termination
Our Board will have the authority to amend or terminate the Amended and Restated 2015 Plan at any time. However, except as otherwise provided in the Amended and Restated 2015 Plan, no amendment or termination of the Amended and Restated 2015 Plan may materially impair any rights under awards already granted to a participant unless agreed to by the affected participant. We will obtain shareholder approval of any amendment to the Amended and Restated 2015 Plan as required by applicable law and listing requirements. No ISOs may be granted under the Amended and Restated 2015 Plan after the tenth anniversary of the earlier of (i) the date the Amended and Restated 2015 Plan was adopted by our Board of Directors or (ii) the date that the Amended and Restated 2015 Plan is approved by our shareholders.
U.S. Federal Income Tax Consequences
The information set forth below is a summary only and does not purport to be complete. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult the recipient’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award. The Amended and Restated 2015 Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of our tax reporting obligations.
Nonstatutory Stock Options
Generally, there is no taxation upon the grant of an NSO if the stock option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. On exercise, an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the stock over the exercise price. If the optionee is employed by us or one of our affiliates, that income will be subject to withholding taxes. The optionee’s tax basis in those shares will be equal to their fair market value on the date of exercise of the stock option, and the optionee’s capital gain holding period for those shares will begin on that date.
Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the optionee.
Incentive Stock Options
The Amended and Restated 2015 Plan provides for the grant of stock options that qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, an optionee generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the optionee holds a share received on exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss.
If, however, an optionee disposes of a share acquired on exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the optionee generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.
For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an ISO exceeds the exercise price of that stock option generally will be an adjustment included in the optionee’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised.
We are not allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired on exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we are allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, subject to Section 162(m) of the Code and provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.
Restricted Share Awards
Generally, the recipient of a restricted share award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following his or her receipt of the stock award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient for the stock.
The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.
Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.
Restricted Share Unit Awards
Generally, the recipient of a stock unit structured to conform to the requirements of Section 409A of the Code or an exception to Section 409A of the Code will recognize ordinary income at the time the stock is delivered equal to the excess, if any, of the fair market value of the shares of our common stock received over any amount paid by the recipient in exchange for the shares of our common stock. To conform to the requirements of Section 409A of the Code, the shares of our common stock subject to a stock unit award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the stock units otherwise comply with or qualify for an exception to the requirements of Section 409A of the Code, in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed.
The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from stock units will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.
Share Appreciation Rights
We may grant under the Amended and Restated 2015 Plan share appreciation rights separate from any other award or in tandem with other awards under the Amended and Restated 2015 Plan.
Where the share appreciation rights are granted with a strike price equal to the fair market value of the underlying stock on the grant date, the recipient will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the share appreciation right.
Section 162(m) Limitations
Compensation of persons who are “covered employees” of the Company is subject to the tax deduction limits of Section 162(m) of the Code. The exemption from Section 162(m)’s deduction limit for performance-based compensation has been repealed, effective for taxable years beginning after December 31, 2017, such that compensation paid to our covered employees in excess of $1 million will not be deductible unless it qualifies for transition relief applicable to certain arrangements in place as of November 2, 2017 and which is not modified in any material respect on or after such date.
New Plan Benefits
Except as described in this paragraph with respect to our non-employee directors, the Company cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to executive officers, directors, and employees under the Amended and Restated 2015 Plan. We do not presently have any current plans, proposals or arrangements, written or otherwise, to issue any of the newly available authorized shares under the Amended and Restated 2015 Plan. Our non-employee directors are, however, entitled to receive automatic annual awards of 38,000 stock options each under our director compensation program, as described below under “Director Compensation.” As a result, we anticipate an aggregate of 266,000 stock options will be granted on the date of the Annual Meeting to our non-employee directors pursuant to the fiscal year 2026 non-employee director compensation program will be granted under the Amended and Restated 2015 Plan, assuming approval of this Proposal No. 4.
Awards Granted Under the Amended and Restated 2015 Plan
The following table sets forth, for each of the individuals and various groups indicated, the total number of shares of our common stock subject to equity awards that have been granted under the Amended and Restated 2015 Plan since its inception through March 31, 2026.

Name and Position	Number of Shares underlying Option Awards	Number of Shares underlying Restricted Share Unit Awards	Number of Shares underlying PSU Awards(1)
Sean A. McCarthy, Chief Executive Officer and Chairman of the Board	7,066,754	855,000	1,000,000
Christopher (Chris) W. Ogden, Senior Vice President and Chief Financial Officer	1,144,325	281,288	202,900
Marcia Belvin, Senior Vice President and Chief Scientific Officer	1,365,540	301,250	213,150
Yu-Waye Chu, Senior Vice President and Chief Medical Officer	863,000	214,750	118,750
Rachael Lester, Senior Vice President and Chief Business Officer	700,000	20,000	50,000
All current executive officers as a group	11,139,619	1,672,288	1,584,800
All current directors who are not executive officers as a group(2)	1,348,000	—	—
Each nominee for election as a director(2)	—	—	—
Each associate of any executive officers, current directors or director nominees	—	—	—
Each other person who received or is to receive 5% of awards	—	—	—
All employees, including all current officers who are not executive officers, as a group	19,260,723	5,214,992	1,133,550

(1)	The number of shares underlying performance-based awards granted under the Amended and Restated 2015 Plan are included at the target level of achievement.
(2)
Our non-employee directors receive automatic annual awards of stock option under our director compensation program, as described below under “Director Compensation.” The table above does not reflect the awards to be granted on the date of the Annual Meeting to our non-employee directors pursuant to the fiscal year 2026 Director Compensation Program.

Required Vote and Board of Directors Recommendation
Approval of Proposal No. 4: The affirmative vote of a majority of the votes cast either online or by proxy at the annual meeting and that are entitled to vote on the proposal will be required to approve the amendment to our Amended and Restated Plan, with votes cast including votes “Against” and excluding abstentions and broker non-votes. Brokers are not authorized to vote on this proposal without instruction from the beneficial owners. Abstentions and broker non-votes will have no effect on this proposal. If this Proposal 4 is approved by our shareholders, the amendment to increase shares under our Amended and Restated 2015 Plan will become effective as of the date of the Annual Meeting.
THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RESOLUTION TO APPROVE THE AMENDMENT TO OUR AMENDED AND RESTATED 2015 EQUITY INCENTIVE PLAN.

PROPOSAL 5: APPROVAL OF THE AMENDMENT TO OUR AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN
Summary
We are asking our stockholders to approve an amendment to our Amended and Restated Employee Stock Purchase Plan (the “ESPP”) to increase the number of shares authorized for issuance thereunder by 1,000,000 shares, thereby increasing the aggregate number of shares reserved for issuance under the ESPP from 2,370,046 shares to 3,370,546 shares. Our Board, upon recommendation of our Compensation Committee, approved the amendment in March 2026, subject to stockholder approval.
As of March 31, 2026, 348,824 shares of our common stock remained available for issuance under the ESPP. The proposed increase in the number of shares available for issuance under the ESPP by 1,000,000 shares represents approximately 0.46% of our outstanding common stock as of March 31, 2026. The ESPP serves as an important component of our employee compensation program, as it helps to attract and retain employees by providing eligible employees with the opportunity to become Company stockholders at favorable prices and participate in the Company’s success, aligning the interests of participating employees with those of stockholders. The Board believes the continuation of a robust ESPP program positively impacts our ability to attract and retain talent and promote stock ownership by employees.
If this Proposal No. 5 is approved by our stockholders, the increase in the number of shares available for issuance under our ESPP will become effective as of the date of the Annual Meeting. If this Proposal No. 5 is not approved by our stockholders, the amendment will not become effective and the ESPP will continue in effect without the increase in the number of shares available for issuance.
The full text of the proposed amendment is attached to this Proxy Statement as Appendix C.
Key Historical Equity Metrics
In determining the number of shares of common stock to request for approval to reserve for issuance under the amended ESPP, a number of factors were considered, including the following:
•
As of March 31, 2026, the ESPP had approximately 348,824 shares available for future issuance. If this amendment to the ESPP is not approved, we estimate that we would have enough shares remaining under the ESPP to continue making awards for approximately 2 years, assuming we continue to operate the ESPP consistent with our historical usage and expected practices, and noting that future circumstances may require us to make changes to our expected practices.

•
By increasing the share reserve under the ESPP, we expect to be able to continue to provide our employees with the opportunity to purchase shares of our common stock under the ESPP for approximately 6 to 7 years, assuming employee participation in the ESPP is consistent with historical levels, and noting that future circumstances may require us to change our expected practices.

In light of the factors described above, and the fact that the ability to continue to offer an employee stock purchase plan is vital in our view to our ability to continue to attract and retain employees in the extremely competitive labor markets in which we compete, our Board has determined that the size of the share reserve under the ESPP is reasonable and appropriate at this time.
Summary of the ESPP
The ESPP was initially adopted by the Board on September 17, 2015, and approved by our stockholders on October 2, 2015. The Board approved an amendment and restatement of the ESPP on June 11, 2025 and most recently approved the amendment to the ESPP on March 18, 2026.
The following summary describes the material terms of the ESPP, as amended. This summary of the ESPP is not a complete description of all provisions of the ESPP and is qualified in its entirety by reference to the ESPP, as amended, which is attached hereto as Appendix C. Stockholders are encouraged to read the ESPP in its entirety.
Purpose and Share Reserve
The ESPP is intended to provide eligible employees of the Company and its participating subsidiaries with an opportunity to acquire shares of our common stock at a price below their market value and to pay for the purchases through payroll deductions, thereby enabling the Company to attract, retain and motivate valued employees. The ESPP is intended to qualify for favorable tax treatment as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code.
If this Proposal No. 5 is approved by our stockholders, subject to adjustment upon changes in capitalization of the Company, the maximum aggregate number of shares reserved for issuance under the ESPP will be increased by 1,000,000 shares to an aggregate of be 3,370,546 shares.
Administration
The Compensation Committee serves as the primary administrator of the ESPP (the “ESPP Administrator”).
The ESPP Administrator will have the discretionary authority to determine the time and frequency of granting options under the ESPP, as well as the terms and conditions and the number of shares subject to each option, and to do everything necessary and appropriate to administer the ESPP, including, without limitation, interpreting the provisions of the ESPP (but any such interpretation shall not be inconsistent with provisions of Section 423 of the Code). All determinations and decisions by the ESPP Administrator regarding the ESPP will be final and binding on all participants. The ESPP shall be administered so as to ensure that all participants in the ESPP have the same rights and privileges. The ESPP Administrator may adopt rules or procedures relating to the operation and administration of the ESPP to accommodate the specific requirements of local laws and procedures.
Eligibility
All full and part-time employees of the Company and its participating subsidiaries are eligible to participate in the ESPP. However, no employee is eligible to participate in the ESPP if, immediately after electing to participate, the employee would own stock of the Company (including stock such employee may purchase under outstanding options) representing 5% or more of the total combined voting power or value of all classes of stock of the Company. In addition, no employee is permitted to continue to participate under the ESPP, in any calendar year if their purchase rights would exceed $25,000 of the fair market value of such stock (determined at the time the right is granted) for that calendar year. The ESPP Administrator may, for offering periods that have not yet commenced, establish additional eligibility requirements, provided that they are consistent with Section 423 of the Internal Revenue Code.
Under the ESPP, each calendar year is divided into two six-month offering periods” commencing January 1 and July 1 of each year (or such other period designated by the ESPP Administrator, provided that in no event shall an offering period exceed twenty-seven (27) months). At the end of each such period, the Company will apply the amount contributed by the participant during that period to purchase shares of common stock for him or her. The purchase price will be equal to 85% of the lower of (a) the market price of common stock on the first business day of the applicable offering period or (b) the market price of common stock on the last business day of the offering period. No participant may purchase more than 6,000 shares in any one purchase period.
As of March 31, 2026, approximately 69 employees will be eligible to participate in the ESPP and the closing price for our common stock was $4.7.
Payroll Deductions
Eligible employees become participants in the ESPP by completing an election form authorizing payroll deductions and filing it with our stock administrator before the first day of the applicable offering period. The payroll deductions made for each participant may not be less than 1% and not more than 15% of the participant’s cash compensation (which shall mean solely the participant’s base pay), and may not exceed such percentage of the participant’s cash compensation as the participant designates. Payroll deductions commence with the first paycheck issued during the offering period and are deducted from subsequent paychecks throughout the offering period unless terminated as provided in the ESPP.
During the offering period, payroll deduction authorizations may not be increased or decreased, although a participant may change his or her payroll deduction for any subsequent offering period by properly completing and submitting an election change form in accordance with the procedures prescribed by the ESPP Administrator and a participant’s payroll contributions may be decreased to zero percent (0%) at any time during an offering period, to the extent necessary to comply with Section 3(b) of the ESPP (as described above) and Section 423(b)(8) of the Code.

Option Grant
On the first day of each offering period, each participant automatically will be granted an option to acquire on the next following exercise date a number of full shares of common stock of the Company, determined by dividing the participant’s payroll deductions accumulated prior to such exercise date divided by the applicable purchase price. However, a participant cannot accrue rights to purchase more than $25,000 (or any other maximum that may be prescribed by the Code) in fair market value of stock for each calendar year in which an option is outstanding. All participants granted options under the ESPP will have the same rights and privileges consistent with the requirements set forth in Section 423 of the Code.
Purchase Price
The purchase price of shares of our common stock acquired pursuant to enrolment in the ESPP will be 85% of the lower closing stock price on either the first or last business day (defined as the day on which the NASDAQ is open for trading) of the offering period.
Exercise of Options
On the applicable exercise date, each participant will be deemed to have exercised his or her option and the accumulated payroll deductions in the participant’s account will be applied to purchase the greatest number of whole shares of our common stock (rounded down to the nearest whole share) that can be purchased with such account balance at the applicable purchase price, which will be placed, in book-entry form, into a record keeping account in the name of the participant. However, no more than 6,000 shares of common stock may be purchased by a participant on any exercise date, or such lesser number as the ESPP Administrator may prescribe in accordance with Section 423 of the Code.
Any payroll deductions accumulated in a participant’s account that are not sufficient to purchase a full share will be retained in the participant’s account for the subsequent option period (subject to earlier withdrawal in accordance with the terms of the ESPP). Any other amounts of payroll deductions in a participant’s account that are not used for the purchase of shares of stock, whether because of the participant’s withdrawal, because the amount would enable the participant to purchase more than the 6,000 share maximum or for any other reason, will be returned to the participant, without interest, as soon as administratively practicable after such withdrawal, exercise date or other event, as applicable.
Withdrawal From the Employee Stock Purchase Plan; Termination of Employment
Participants may withdraw from the ESPP by properly completing and submitting to the Company a withdrawal form in accordance with the procedures prescribed by the ESPP Administrator, which must be submitted before the last date of the applicable offering period. As soon as practicable after withdrawal, payroll deductions cease and all amounts credited to the participant’s account are refunded in cash, without interest. A participant who has withdrawn from the ESPP cannot be a participant in future offering periods unless he or she re-enrolls pursuant to the ESPP’s guidelines.
On the date that a participant’s employment terminates or the participant ceases to provide services to the Company or any participating subsidiary (which does not include any period following that date which the participant may be eligible for or in receipt of other payments from the Company including in lieu of notice or termination or severance pay or as wrongful dismissal damages) for any reason prior to an exercise date, the payroll deductions in the participant’s purchase account will be returned to him or her (or his or her beneficiary, in the case of the participant’s death) and his or her option will be automatically terminated. A participant may designate in writing a beneficiary who is to receive shares and cash in the event of the participant’s death subsequent to the purchase of shares, but prior to delivery. A participant may also designate a beneficiary to receive cash in his or her account in the event of such participant’s death prior to the last day of the offering period. Any other attempted assignment, except by will, and the laws of descent and distribution, may be treated as a withdrawal.
Adjustments Upon Change in Capitalization
In the event of any change in our outstanding common stock by reason of a stock dividend, split-up, recapitalization, merger, consolidation, reorganization, or other capital change, the aggregate number and type of shares of stock available under the ESPP, the number and type of shares of stock granted under any outstanding options, the maximum number and type of shares of stock purchasable under any outstanding option, and the purchase price per share of stock under any outstanding option will be appropriately adjusted, provided that the ESPP Administrator is satisfied that such adjustment will not constitute a modification of the rights granted under the ESPP or otherwise disqualify the ESPP as an employee stock purchase plan under the provisions of Section 423 of the Code.
Mergers/Corporate Transactions
In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the successor corporation will be deemed to assume the ESPP, or provide an equivalent substitute, unless the Board determines, in the exercise of its sole discretion, that in lieu of such assumption or substitution to either terminate the ESPP and return to each participant the payroll deductions credited to such participant or to provide for the applicable offering period in progress to end on a date prior to the consummation of such sale or merger.
ESPP Amendment and Termination
The Board or ESPP Administrator may at any time and for any reason amend, modify, suspend, discontinue, or terminate the ESPP to any extent and in any manner it may deem advisable, subject to applicable laws, and provided, that no participant’s existing rights are adversely affected thereby. Stockholder approval shall be obtained, to the extent necessary to comply with Section 423 of the Code (or any other applicable law, regulation or stock exchange rule).
New Plan Benefits
The number of shares that may be purchased under the ESPP will depend on each employee’s voluntary election to participate, the rate of contributions by such employees and the purchase price of the shares issuable under the ESPP at future dates. Accordingly, it is not possible to determine the value of the future benefits which may be received by participants under the ESPP.
Existing ESPP Benefits
Pursuant to SEC rules, the following table sets forth, with respect to the groups named below, the number of shares of our common stock that were purchased under ESPP from its inception through March 31, 2026.

Name and Position	Number of Shares Purchased under the ESPP (#)
Sean A. McCarthy, Chief Executive Officer and Chairman of the Board	10,282
Christopher (Chris) W. Ogden, Senior Vice President and Chief Financial Officer	12,000
Marcia Belvin, Senior Vice President and Chief Scientific Officer	13,313
Yu-Waye Chu, Senior Vice President and Chief Medical Officer	—
Rachael Lester, Senior Vice President and Chief Business Officer	—
All current executive officers as a group	35,595
All current directors who are not executive officers as a group(1)	—
Each nominee for election as a director(1)	—
Each associate of any executive officers, current directors or director nominees	—
Each other person who received or is to receive 5% of awards	—
All employees, including all current officers who are not executive officers, as a group	1,986,127

(1)	No associate of any director, executive officer or director nominee has purchased shares under the ESPP, and no person has purchased 5% or more of all shares purchased under the ESPP.
U.S. Federal Income Tax Consequences
The following is a brief description of the federal income tax treatment that will generally apply to the grant and exercise of rights under the ESPP, based on federal income tax laws currently in effect. The exact federal income tax treatment of options will depend on the specific nature of any such option and the individual tax attributes of the participant. The following summary is not intended to be exhaustive and, among other considerations, does not describe gift, estate, social security, state, local or international tax consequences.

The ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code for participants who are subject to U.S. income taxation. If the applicable holding period requirements are met, a participant does not recognize any taxable income at the time shares are purchased under the ESPP. Instead, taxable income is recognized by the participant when the shares purchased under the ESPP are sold or otherwise disposed of. Upon a sale or other disposition of the shares, the participant generally will be subject to tax in an amount that depends on how long the participant held the shares. If the shares are sold or otherwise disposed of at least 2 years from the first day of the applicable offering period and 1 year from the date of purchase, the participant will recognize ordinary income equal to the lesser of the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price of the shares, or 15% of the fair market value of the shares on the first day of the offering period. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of either of these holding periods, the participant will recognize ordinary income equal to the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on how long the shares have been held from the date of purchase.
The Company generally is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant, except to the extent of ordinary income recognized by the participant upon a sale or disposition of shares prior to the expiration of the holding periods described above.
Required Vote and Board of Directors Recommendation
Approval of Proposal No. 5: The affirmative vote of a majority of the votes cast either online or by proxy at the annual meeting and that are entitled to vote on the proposal will be required to approve the amendment to our Amended and Restated Employee Stock Purchase Plan, with votes cast including votes “Against” and excluding abstentions and broker non-votes. Thus, the number of votes “FOR” must exceed the number of votes “AGAINST” for this proposal to pass. Brokers are not authorized to vote on this proposal without instruction from the beneficial owners. Abstentions and broker non-votes will have no effect on this proposal. If this Proposal 5 is approved by our shareholders, the amendment increasing the shares reserved for issuance under our Amended and Restated Employee Stock Purchase Plan will become effective as of the date of the Annual Meeting.
THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RESOLUTION TO AMEND OUR AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN.

PROPOSAL 6: NON-BINDING, ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
Summary
The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) enables our stockholders to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with the SEC’s rules, commonly known as a “Say-on-Pay” vote. Accordingly, we are seeking a non-binding, advisory vote to approve the compensation of our named executive officers as described in the “Executive Compensation” section of this Proxy Statement and the compensation tables and accompanying narrative disclosures that follow. At our 2025 annual meeting of stockholders, approximately 80% of the votes cast approved, on an advisory basis, the compensation of our named executive officers.
Board Recommendation
Our Compensation Committee and the Board believe that the information provided in the “Executive Compensation” section of this Proxy Statement, compensation tables and accompanying narrative disclosures demonstrates that our executive compensation program is designed appropriately, emphasizes pay for performance and aligns management’s interests with our stockholders’ interests to support long-term value creation.
Accordingly, our Board recommends that stockholders vote “FOR” the following resolution:
RESOLVED, that stockholders of CytomX Therapeutics, Inc. (the “Company”) approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the “Executive Compensation,” section, compensation tables and the accompanying narrative disclosures of this Proxy Statement.
While the vote on this resolution is advisory and not binding on us, the Compensation Committee, or our Board, the Compensation Committee and our Board values thoughtful input from stockholders and will consider the outcome of the vote on this resolution when considering future executive compensation decisions. Our Board has adopted a policy of providing for annual advisory votes from stockholders on executive compensation. Unless our Board modifies its policy on the frequency of future Say-on-Pay advisory votes, the next Say-on-Pay advisory vote will be held at the 2027 annual meeting of stockholders.
THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE, ON A NON-BINDING ADVISORY BASIS, “FOR” THE RESOLUTION TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

PROPOSAL 7: ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY (“SAY-ON-PAY”) VOTES BY STOCKHOLDERS TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
Summary
The Dodd-Frank Act enables our stockholders to indicate how frequently they believe we should seek a non-binding advisory vote from stockholders to approve the compensation of our named executive officers. We are providing our stockholders with the choice of selecting a frequency of 1 year, 2 years or 3 years or abstaining from this advisory vote. The Board is also seeking an advisory “Say-on-Pay” vote from stockholders at the 2026 annual meeting of stockholders and expects to seek such vote every year. We believe that this frequency is appropriate because it will enable our stockholders to vote, on an advisory basis, on the most recent executive compensation information that is presented in each of our proxy statements, leading to a more meaningful and coherent communication between the Company and our stockholders on the compensation of our named executive officers. The Board’s current plan is further based on the premise that this recommendation could be modified if it becomes apparent that an annual frequency vote is not meaningful, is burdensome or is more frequent than indicated by best corporate governance practices.
Board Recommendation
Based on these factors, the Board recommends that future advisory votes by stockholders on named executive officer compensation occur every year, until the next advisory vote on the frequency of future “Say-on-Pay” votes.
Stockholders are not being asked to approve or disapprove the Board’s recommendation, but rather to indicate their choice among the following frequency options: one year, two years or three years, or to abstain from voting on this item. If none of the frequency alternatives - one year, two years or three years - receives a majority of the votes cast, we will consider the highest number of votes cast by stockholders to be the frequency that has been selected by stockholders.
Accordingly, we are asking stockholders to approve the following non-binding advisory resolution at the annual meeting:
RESOLVED, that the compensation of named executive officers of CytomX Therapeutics, Inc. (the “Company”) be submitted to an advisory vote by the Company’s stockholders every (a) 1 year, (b) 2 years, or (c) 3 years, with such alternative that receives the highest number of votes cast representing the vote of stockholders.
The vote on this resolution is advisory, and therefore not binding on the Company, the Board or its Compensation Committee. The Board may decide that it is in the best interests of the Company and its stockholders to hold future advisory “Say-on-Pay” votes more or less frequently than the frequency indicated by stockholders in voting on this proposal.
THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS APPROVE, IN A NON-BINDING ADVISORY VOTE, THAT FUTURE ADVISORY VOTES BY STOCKHOLDERS TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS BE REQUESTED EVERY “1 YEAR”.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding the ownership of our common stock as of April 20, 2026, by: (i) each of our directors; (ii) each of our named executive officers; (iii) all of our executive officers and directors as a group; and (iv) all those known by us to be beneficial owners of more than 5% of our common stock. On April 20, 2026, there were 217,702,919 shares of common stock outstanding and entitled to vote. Unless otherwise indicated below, the address for each beneficial owner listed is c/o CytomX Therapeutics, Inc., at 151 Oyster Point Boulevard, Suite 400, South San Francisco, California.

	Beneficial Ownership**
Beneficial Owner	Number of Shares	Percent of Total
FMR LLC(1)	24,688,109	11.3%
Venrock Healthcare Capital Partners III, L.P.(2)	15,561,500	7.1%
Longitude Capital Partners V, LLC(3)	11,538,461	5.3%
Point72 Asset Management(4)	10,864,581	5.0%
Sean A. McCarthy, D. Phil.(5)	4,868,461	2.2%
Chris Ogden(6)	673,772	*
Marcia Belvin, Ph.D(7)	1,067,559	*
Wayne Chu, M.D.(8)	582,642	*
Rachael Lester(9)	4,166	*
Matthew P. Young(10)	222,000	*
James R. Meyers(11)	208,000	*
Elaine V. Jones, Ph.D.(12)	213,142	*
Halley Gilbert(13)	206,000	*
Mani Mohindru, Ph.D.(14)	186,000	*
Alan Ashworth, Ph.D.(15)	166,000	*
Zhen Su, M.D., M.B.A.(16)	130,888	*
All executive officers and directors as a group (12 persons)(17)	8,528,630	3.8%

*	Denotes ownership percentage less than 1%.
**
This table is based upon information supplied by officers, directors and principal stockholders and Forms 3, Forms 4 and Schedules 13D and 13G filed with the SEC. Unless otherwise indicated in the footnotes to this table, we believe that each of the stockholders named in the table has sole voting and dispositive power with respect to the shares indicated as beneficially owned.

(1)	Based solely on the Schedule 13G/A filed with the SEC on February 4, 2026 by FMR LLC. FMR LLC reports its address as 245 Summer Street, Boston, Massachusetts 02210.
(2)
Based solely on the Schedule 13G/A filed with the SEC on November 14, 2025 by Venrock Healthcare Capital Partners III, L.P (“VHCP III”), VHCP Co-Investment Holdings III, LLC (“VHCP Co-Investment III”), Venrock Healthcare Capital Partners EG, L.P. (“VHCP EG”), VHCP Management III, LLC (“VHCP Management III”), VHCP Management EG, LLC (“VHCP Management EG”), Nimish Shah and Bong Y. Koh. 3,285,684 shares are held by VHCP III; 328,806 shares are held by VHCP Co-Investment III; 11,947,010 shares are held by VHCP EG. VHCP Management III is the general partner of VHCP III and the manager of VHCP Co-Investment III. VHCP Management EG is the general partner of VHCP EG. Messrs. Shah and Koh are the voting members of VHCP Management III and VHCP Management EG. VHCP III reported its address as follows: New York Office: 7 Bryant Park, 23rd Floor New York, NY 10018; Palo Alto Office: 3340 Hillview Avenue Palo Alto, CA 94304.

(3)
Based solely on the Schedule 13G/A filed with the SEC on May 20, 2025, by Longitude Capital Partners V, LLC (“LCPV”), Longitude Venture Partners V, L.P. (“LPVP”), Patrick G. Enright and Juliet Tammenoms Bakker. All shares are beneficially owned by LVPV; LCPV is the general partner of LVPV and may be deemed to have voting, investment and dispositive power with respect to these securities; Patrick G. Enright and Juliet Tammenoms Bakker are the managing members of LCPV and may each be deemed to share voting, investment and dispositive power with respect to these shares. LCPV reports its address as 2740 Sand Hill Road, 2nd Floor, Menlo Park, CA 94025.

(4)
Based solely on the Schedule 13G/A filed with the SEC on April 16, 2026 by Point72 Asset Management, L.P. (“Point72 Asset Management”), Point72 Capital Advisors, Inc. (“Point72 Capital Advisors Inc.”), and Steven A. Cohen (“Mr. Cohen”) (collectively, the “Reporting Persons”). Pursuant to an investment management agreement, Point72 Asset Management maintains investment and voting power with respect to the Company shares held by Point72 Associates, LLC, (“Point72 Associates”). Point72 Capital Advisors Inc. is the general partner of Point72 Asset Management. Mr. Cohen controls each of Point72 Asset Management and Point72 Capital Advisors Inc. The Reporting Persons report their address at 72 Cummings Point Road, Stamford, CT 06902.

(5)	Consists of (a) 816,373 shares of our common stock, and (b) 4,052,088 shares of our common stock issuable upon exercise of stock options exercisable within 60 days of April 20, 2026.
(6)	Consists of (a) 123,866 shares of our common stock, and (b) 549,906 shares of our common stock issuable upon exercise of stock options exercisable within 60 days of April 20, 2026.
(7)	Consists of (a) 164,927 shares of our common stock, and (b) 902,632 shares of our common stock issuable upon exercise of stock options exercisable within 60 days of April 20, 2026.

(8)	Consists of (a) 39,613 shares of our common stock, and (b) 543,029 shares of our common stock issuable upon exercise of stock options exercisable within 60 days of April 20, 2026.
(9)	Consists of 4,166 shares of our common stock issuable upon exercise of stock options exercisable within 60 days of April 20, 2026.
(10)	Consists of 222,000 shares of our common stock issuable upon exercise of stock options exercisable within 60 days of April 20, 2026.
(11)	Consists of 208,000 shares of our common stock issuable upon exercise of stock options exercisable within 60 days of April 20, 2026.
(12)	Consists of (a) 5,142 shares of our common stock, and (b) 208,000 shares of our common stock issuable upon exercise of stock options exercisable within 60 days of April 20, 2026.
(13)	Consists of 206,000 shares of our common stock issuable upon exercise of stock options exercisable within 60 days of April 20, 2026.
(14)	Consists of 186,000 shares of our common stock issuable upon exercise of stock options exercisable within 60 days of April 20, 2026.
(15)	Consists of 166,000 shares of our common stock issuable upon exercise of stock options exercisable within 60 days of April 20, 2026.
(16)	Consists of 130,888 shares of our common stock issuable upon exercise of stock options exercisable within 60 days of April 20, 2026.
(17)	Consists of: (a) 1,149,921 shares of our common stock, and (b) 7,378,709 of our common stock issuable upon exercise of stock options exercisable within 60 days of April 20, 2026.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires that our Section 16 officers and directors, and persons who own more than 10% of a registered class of our equity securities, file reports of ownership and changes in ownership (Forms 3, 4, and 5) with the SEC. Such officers, directors, and greater-than-10% beneficial owners are required to furnish us with copies of all of these forms that they file.
Based solely on our review of the Section 16(a) reports that have been filed by or on behalf of our officers, directors, and persons who own more than 10% of a registered class of our equity securities, and on written representations from our officers and directors, we believe that all such persons complied on a timely basis with all Section 16(a) filing requirements during the year ended December 31, 2025, except Ms. Lester’s due to administrative delay.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Policies and Procedures for Related Party Transactions
We have adopted a written related party transactions policy, which sets forth the policies and procedures for the review and approval or ratification of related party transactions. The policy covers, with certain exceptions set forth in Item 404 of Regulation S-K promulgated under the Exchange Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we were or are to be a participant, where the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed years, and a related party had, has or will have a direct or indirect material interest, including indebtedness, guarantees of indebtedness and employment by us of a related party.
A related party transaction reviewed under the policy will be considered approved or ratified if it is authorized by the Audit Committee of our Board or the chairperson of the Audit Committee in accordance with the standards set forth in the policy after full disclosure of the related party’s interests in the transaction. As appropriate for the circumstances, the Audit Committee or the chairperson of the Audit Committee, as applicable, shall review and consider:
•	the related party’s interest in the transaction
•	the approximate dollar value of the amount involved in the related party transaction;
•	the approximate dollar value of the amount of the related party’s interest in the transaction without regard to the amount of any profit or loss;
•	whether the transaction was undertaken in our ordinary course of business;
•	whether the transaction with the related party is proposed to be, or was, entered into on terms no less favorable to us than terms that could have been reached with an unrelated third party;
•	the purpose and the potential benefits of the related party transaction to us;
•	required public disclosure, if any; and
•
any other information regarding the related party transaction or the related party in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

Since January 1, 2024, we have followed all policies and procedures in reviewing, approving and ratifying related person transactions.
Certain Related Party Transactions
We describe below transactions and series of similar transactions since January 1, 2025, to which we were a party or will be a party, in which (i) the amounts involved exceeded or will exceed $120,000 and (ii) any of our directors, executive officers, holders of more than 5% of our capital stock or any member of their immediate family had or will have a direct or indirect material interest, other than compensation arrangements with directors and executive officers, which are described where required in the sections titled “Director Compensation” and “Executive Compensation,” respectively, in this Proxy Statement.
Director and Executive Officer Agreements and Compensation
We have entered employment-related agreements with our executive officers. See section titled “Executive Compensation,” in this Proxy Statement for more information regarding each of these agreements and compensation of our directors and executive officers.
Indemnification Agreements and Directors’ and Officers’ Liability Insurance
We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us or will require us to indemnify each director and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
The Board of Directors
The following sets forth information about our directors as of March 31, 2026.

Name	Position	Age
Sean A. McCarthy, D. Phil.	Class I Director, Chief Executive Officer and Chairman of the Board	59
Mani Mohindru, Ph.D.	Class I Director	54
Zhen Su, M.D., M.B.A.	Class I Director	49
Elaine V. Jones, Ph.D.	Class II Director	71
Matthew P. Young	Class II Director	56
James R. Meyers	Class III Director	60
Halley Gilbert	Class III Director	56
Alan Ashworth, Ph.D.	Class III Director	65

The following are brief biographies of our current directors whose current term of office continues through the 2026 Annual Meeting of Stockholders. Biographies of our two current directors who are being nominated to a new term of office at the 2026 Annual Meeting of Stockholders are included above under “Proposal No. 1 Election of Directors.”
Class I Directors Continuing in Office until the 2028 Annual Meeting of Stockholders
Sean A. McCarthy, D. Phil.
Dr. McCarthy joined CytomX in December 2010 as our Chief Business Officer and became a member of our Board, President and Chief Executive Officer in August 2011. In January 2019, Dr. McCarthy became Chairman of our Board of directors and currently serves as Chief Executive Officer and Chairman of our Board. Dr. McCarthy has more than twenty years of experience in the biotechnology industry encompassing roles in R&D, business development, financing and general management. Following completion of his post-doctoral training at the Schering Plough DNAX Research Institute, Dr. McCarthy held research leadership and program management roles at Millennium Pharmaceuticals where he managed biologics discovery programs. After Millennium, Dr. McCarthy joined SGX Pharmaceuticals, where he spearheaded a wide range of large pharma partnerships as vice president business development and helped drive a strategic reorientation of the company from a platform business model to product-focused oncology company, leading to completion of an initial public offering in 2006. Immediately prior to joining CytomX, Dr. McCarthy was a transactional partner at Pappas Ventures from April 2006 to December 2010, where he was responsible for investments in therapeutic, medical device and molecular diagnostic companies. Dr. McCarthy is an author on multiple peer reviewed scientific publications, issued patents and filed patent applications. He received a B.Sc. in biochemistry and pharmacology at King’s College, University of London; an MBA from the Rady School of Management at the University of California San Diego; and a D.Phil. in cancer biology from St. John’s College, University of Oxford. Dr. McCarthy currently serves as a member of the Dean’s Advisory Council at the UCSD Rady School of Management and was previously a member of the board of directors of OncoResponse. We believe Dr. McCarthy is qualified to serve on our Board based on his management experience in the life sciences sector, including at CytomX, his deep knowledge of the industry, and his strategic and business development expertise.
Mani Mohindru, Ph.D.
Dr. Mohindru has served as a member of our Board since December 2020. Since January 2026, Dr. Mohindru has served as the Chief Executive Officer of Cardiff Oncology, a publicly-traded clinical-stage oncology-focused biopharmaceutical company, where she has also served as a member of the board of directors since June 2021. Prior to that, Dr. Mohindru served as Chief Executive Officer and member of the board of directors at Novasenta, a privately-held drug discovery company that focuses on immunotherapy treatment for novel cancer targets, a position she held from April 2021 to March 2024. Previously, she served as the CEO of CereXis, Inc., a biopharmaceutical company focused on rare tumor indications, from December 2019 to October 2020. Prior to that, she served as chief financial officer and chief strategy officer at Cara Therapeutics, Inc., a publicly-traded biotechnology company, from August 2017 to December 2019. Between June 2013 and August 2017, she held various roles at Curis, Inc., a publicly-traded biopharmaceutical company, including as Vice President of Corporate Strategy & Investor Strategy and Chief Strategy Officer. Dr. Mohindru is also a member of the board of directors of Roshon Therapeutics, a privately-

held biopharmaceutical company, a position she has held since October 2024. She also previously served as a member of the board of directors of SAB Biotherapeutics, a publicly-traded clinical stage biopharmaceutical company. Prior to her leadership roles in the biotechnology industry, Dr. Mohindru spent many years as an equity research analyst covering the biotechnology sector at UBS, Credit Suisse and ThinkEquity. She also cofounded a privately-held biotechnology company and was a healthcare industry consultant. Dr. Mohindru received her Ph.D. in neurosciences from Northwestern University and her Masters in biotechnology and BS in human biology (Hons) from the All India Institute of Medical Sciences, New Delhi, India. We believe Dr. Mohindru is qualified to serve on our Board based on her substantial management experience in the life sciences industry and her background in biotechnology finance and corporate strategy.
Zhen Su, M.D., M.B.A.
Dr. Su joined our Board of Directors in March 2024. Currently, Dr. Su serves as the Chief Executive Officer of Marengo Therapeutics (“Marengo”) and member of its board of directors, having held both positions since July 2021. Prior to joining Marengo, Dr. Su served as Senior Vice President and Global Head of the Oncology Business Franchise for Merck KGaA (“Merck”) from March 2019 to July 2021 and concurrently as Merck’s US Head of its Oncology Business Unit between July 2020 and July 2021. Dr. Su served as Chief Medical Officer of EMD Serono, part of the larger Merck group, from October 2017 to May 2019. Dr. Su currently serves as a member of the board of directors at Karyopharm Therapeutics Inc., a publicly-traded biopharmaceutical company, a position he has held since August 2023. He previously served as a member of the board of directors at Galvanize Therapeutics, Inc., a privately held biopharmaceutical company, a position he held from July 2024 to July 2025. Before his career in the life sciences industry, Dr. Su served on the faculty of Duke University Medical School between 2001 and 2006, where he led early oncology clinical studies focusing on mRNA-based and cell-based immunotherapy, and then, between 2006 and 2009, served as the director of the Cell and Gene Therapy program at the University of Florida. Dr. Su received his Doctor of Medicine from Technical University of Dresden in Germany and his MBA from the University of Toronto in Canada. We believe Dr. Su is qualified to serve on our Board based on his substantial drug development and corporate strategy experience in the biotechnology industry complemented by his academic background in life sciences.
Class II Directors Nominated for Election at the 2026 Annual Meeting of Stockholders
Matthew P. Young
Biographical information included above under “Proposal No. 1 Election of Directors”
Elaine V. Jones, Ph.D.
Biographical information included above under “Proposal No. 1 Election of Directors”
Class III Directors Continuing in Office until the 2027 Annual Meeting of Stockholders
James R. Meyers
Mr. James R. Meyers has served as a member of our Board since December 2018. Currently, Mr. Meyers serves as the President and CEO of IntraBio, a privately-held biopharmaceutical company with a late-stage drug pipeline that develops treatments for genetic and neurodegenerative diseases, having been appointed to that position in November 2020. Mr. Meyers has served on the board of Sangamo Therapeutics, Inc., a publicly-traded biotechnology company, since December 2019, and previously served on the board of Arbutus Biopharma Corporation, also a publicly-traded biotechnology company, from October 2018 to February 2025. Prior to that, Mr. Meyers had served as a senior advisor to Gilead Sciences from February 2018 to December 2021. Prior to his advisory role, Mr. Meyers most recently served as Gilead’s Executive Vice President of worldwide commercial operations where he was responsible for all commercial activities including pricing and market access in North America, Europe, Middle East, Australia and Japan. Over his 22-year career at Gilead, Mr. Meyers led some of the most important and successful product launches in the history of the biopharmaceutical industry, most notably in the therapeutic areas of HCV and HIV. Prior to joining Gilead, Mr. Meyers held positions of increasing responsibility in sales, training, marketing and management with Zeneca Pharmaceuticals and Astra USA. In addition to the above, Mr. Meyers has also served on the board of directors of IntegriChain Corporation, a privately-held biopharmaceutical company, since March 2024, and Pulmocide, Ltd., a privately-held biopharmaceutical company based in the United Kingdom, since September 2021. Mr. Meyers holds a B.S. in Economics from Boston College. We believe that Mr. Meyers is qualified to serve on our Board due to his worldwide commercial leadership experience within the biotechnology industry.
Halley Gilbert
Ms. Halley Gilbert has served as a member of our Board since April 2020. Currently, Ms. Gilbert serves as the Chief Legal Officer and Chief Operating Officer of Tubulis GmbH, a biopharmaceutical company headquartered in Germany with offices in Cambridge Massachusetts, a position she has held since July 2025. Previously, Ms. Gilbert had served as Chief Legal Officer at CARGO Therapeutics, a publicly-traded biopharmaceutical company, a position she held from September 2023 to July 2025. Ms. Gilbert had previously served as the Chief Legal Officer of NeoGenomics Laboratories, a position she held from August 2021 to April 2022. Prior to her role at NeoGenomics Laboratories, Ms. Gilbert held the position of Chief Operating Officer of Adagio Therapeutics, Inc., from June 2020 to August 2021. Until February 2020, Ms. Gilbert held the position of Senior Vice President, Corporate Development and Chief Administrative Officer at Ironwood Pharmaceuticals, Inc. having joined the company in 2008 as Vice President and General Counsel. Prior to this, Ms. Gilbert served in several roles at Cubist Pharmaceuticals, Inc. (acquired by Merck), including as Vice President, Deputy General Counsel, Assistant Secretary and Assistant General Counsel from 2002 to 2007. From 1999 to 2002, Ms. Gilbert held the position of Corporate Counsel at Genzyme Corporation. Ms. Gilbert began her career at the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, where, serving as a corporate associate from 1995 to 1998, she specialized in mergers and acquisitions and securities law. Ms. Gilbert has served on the board of Arcutis Biotherapeutics, Inc., a publicly-traded biopharmaceutical company, since April 2020, and on the board of Vaxcyte, Inc., a publicly-traded vaccine innovation company, since April 2020. Ms. Gilbert formerly served on the board of directors of Dermira, Inc. (acquired by Eli Lilly and Company) and Achaogen, Inc. Ms. Gilbert received a J.D. from Northwestern University School of Law and a B.A. from Tufts University. We believe that Ms. Gilbert is qualified to serve on our Board due to her broad knowledge of the life sciences industry and significant experience in business development, corporate strategy, law and compliance.
Alan Ashworth, Ph.D.
Dr. Alan Ashworth has served as a member of our Board since September 2021. He currently serves as the President of the Helen Diller Family Comprehensive Cancer Center at the University of California, San Francisco (UCSF), a position he has held since 2015. He also serves as the Senior Vice President for Cancer Services and a Professor of Medicine in Division of Hematology/Oncology, Department of Medicine at UCSF Health, position(s) he has held since 2015. Prior to joining UCSF, Dr. Ashworth was Chief Executive Officer of the Institute of Cancer Research, a position he held from 2011 to 2014, as well as serving as their Director of the Breakthrough Breast Cancer Center from 1999 to 2011 and Professor of Molecular Biology from 1997 to 2014. Since January 2025, Dr. Ashworth has served as a co-founder and member of the board of directors of Tiller Therapeutics, a privately-held biopharmaceutical corporation. He is an elected member of European Molecular Biology Organization, the Academy of Medical Sciences, and a Fellow of the Royal Society. Dr. Ashworth received his Ph.D. in biochemistry from University College London, U.K., and his B.Sc. in chemistry and biochemistry from Imperial College of Science and Technology, University of London, U.K. We believe that Dr. Ashworth is qualified to serve on our Board due to his deep medical experience and service on the boards of directors of several cancer centers.
Meetings of the Board of Directors
The Board met 7 times during the fiscal year ended December 31, 2025. The Audit Committee of the Board met 4 times, the Compensation Committee of the Board met 5 times and the Nominating and Corporate Governance Committee of the Board met 2 times. Each member of the Board attended at least 75% of the aggregate number of meetings of our Board and of the committees on which they served, that were held during the period of the last fiscal year and during which they served on the Board or such committees.
Director Attendance at Annual Meetings
Our Board has a policy of encouraging director attendance at our annual meetings of stockholders, but attendance is not mandatory. Our Board and management team encourage all of our directors to attend the virtual 2026 Annual Meeting of Stockholders. The majority of our directors attended the virtual 2025 Annual Meeting of Stockholders.
Corporate Governance Guidelines
The Board has documented our governance practices in our corporate governance guidelines to assure that the Board will have the necessary authority and practices in place to review and evaluate our business operations as needed and to make decisions that are independent of our management. The guidelines are also intended to align the interests of directors and management with those of our stockholders. The corporate governance guidelines set forth certain practices the Board will follow with respect to Board composition, Board committees, Board nomination, director qualifications and evaluation of the Board and committees. The corporate governance guidelines and the charter for each committee of the Board may be viewed at www.cytomx.com.
Board Leadership Structure
Our bylaws and corporate governance guidelines provide our Board with flexibility to combine or separate the positions of chairman of the Board and chief executive officer and/or the implementation of a lead director in accordance with its determination that utilizing one or the other structure would be in the best interests of the Company. The position of chief executive officer and chairman of the Board is currently held by Sean A. McCarthy, D. Phil. The Board also appointed Matthew P. Young to serve as Lead Independent Director of the Board. In that role, Mr. Young presides over the executive sessions of the Board in which Dr. McCarthy does not participate, serves as a liaison to Dr. McCarthy and management on behalf of the Board and performs such other duties and exercises such other powers as may from time to time be assigned by the bylaws or the Board.
Our Board has concluded that our current leadership structure is appropriate at this time. However, our Board will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.
Risk Oversight
The Board monitors and assesses key business risks directly through deliberations of the Board and also by way of delegation of certain risk oversight functions to be performed by committees of the Board. The Board regularly reviews and assesses, among other matters, the following important areas that present both opportunities and risk to the Company’s business:
•	review and approval of the Company’s annual operating and capital spending plan and review of management’s updates as to the progress against the plan and any related risks and uncertainties;
•
periodic consideration of the balance of risk and opportunities presented by the Company’s medium to long-term strategic plan and the potential implications of success and failure in one or more of the Company’s key drug development programs;

•	regular consideration of the risks and uncertainties presented by alternative clinical development strategies;
•
regular review of the progress and results of the Company’s clinical development programs and early research efforts, including, without limitation, the strengths, weaknesses, opportunities and threats for these programs;

•	periodic review and oversight of any material outstanding litigation or threatened litigation;
•	review and approval of material collaboration partnerships for the further development and commercial exploitation of the Company’s proprietary drug development programs and technologies;
•	regular review and approval of the annual corporate goals and an assessment of the Company’s level of achievement against these established goals;
•	regular review of the Company’s financial position relative to the risk and opportunities for the Company’s business;
•	periodic review of the Company’s intellectual property estate;
•	review and assessment of succession planning and performance concerns for the Section 16 officers; and
•	periodic review of the Company’s compensation programs.
The discussion above of risk oversight matters reviewed by the Board is intended to be illustrative only and not a complete list of all important matters reviewed and considered by the Board in providing oversight and direction for the Company’s senior management and business.
The risk oversight function of the Board is also administered through various Board committees. The Audit Committee oversees the management of financial, accounting, internal controls, disclosure controls, the engagement and regular oversight of the independent auditors and other financial compliance risks. The Audit Committee also periodically reviews the Company’s investment policy for its cash reserves and fraud monitoring practices and procedures, including the maintenance and monitoring of a whistleblower hotline.
The Compensation Committee is responsible for the design and oversight of the Company’s compensation programs. The Compensation Committee also regularly reviews and reports to the Board on succession planning for the chief executive officer and certain other select senior management positions.
The Nominating and Corporate Governance Committee periodically reviews the Company’s corporate governance practices, including certain risks that those practices are intended to address and certain corporate compliance risks. The Nominating and Corporate Governance Committee periodically reviews the composition of the Board to help ensure that a diversity of skills and experiences is represented by the members of the Board taking into account the stage of growth of the Company and its strategic direction, as well as identifies, evaluates and nominates qualified candidates.
In carrying out their risk oversight functions, the Board and its committees routinely request and review management updates, reports from the independent auditors and legal and regulatory advice from outside experts, as appropriate, to assist in discerning and managing important risks that may be faced by the Company. The Board is committed to continuing to ensure and evolve its risk oversight practices as appropriate given the stage of the Company’s evolution as a drug development Company and the fast-paced changes in the biopharmaceutical industry.
Independence of the Board of Directors
Under the rules of The Nasdaq Stock Market LLC (“Nasdaq”), independent directors must comprise a majority of a listed company’s board of directors within twelve months from the date of listing. In addition, Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent. Audit committee members must also satisfy additional independence criteria set forth in Rule 10A-3 under the Exchange Act, and in Nasdaq Rule 5605(c)(2)(A). Under Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
To be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in their capacity as a member of the audit committee, the board of directors or any other board committee, accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or be an affiliated person of the listed company or any of its subsidiaries.
Our Board has undertaken a review of its composition, the composition of its committees and the independence of each director. Based upon information requested from and provided by each director concerning their background, employment and affiliations, including family relationships, our Board determined that none of our directors, other than Dr. McCarthy, has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the Nasdaq rules. Dr. McCarthy is not considered independent because he is an employee of the Company. Our Board determined that Matthew P. Young, a member of our Audit Committee, James R. Meyers, a member of our Compensation Committee, Elaine V. Jones, Ph.D., a member of our Compensation Committee and Nominating and Corporate Governance Committee, Halley Gilbert, a member of our Audit Committee and Nominating and Corporate Governance Committee, Mani Mohindru, Ph.D., a member of our Audit Committee, Alan Ashworth, Ph.D., a member of our Nominating and Corporate Governance Committee, and Zhen Su, M.D., M.B.A., a member of our Compensation Committee, satisfy the independence standards for such committees established by applicable SEC and the Nasdaq rules, including, with respect to Ms. Gilbert, Dr. Mohindru and Mr. Young, the heightened independence criteria applicable to the Audit Committee, as set forth in Rule 10A-3 and Nasdaq Rule 5605. In making these determinations, our Board considered the relationships that each non-employee director has with us and all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director.

Information Regarding the Committees of the Board of Directors
Our Board has three regularly constituted committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The following table provides current membership information for each of the Board committees:

Name	Audit	Compensation	Nominating and Corporate Governance
Sean A. McCarthy, D. Phil.	—	—	—
Mani Mohindru, Ph.D.	X	—	—
Matthew P. Young	X(1)	—	—
James R. Meyers	—	X(1)	—
Elaine V. Jones, Ph.D.	—	X	X
Halley Gilbert	X	—	X(1)
Alan Ashworth, Ph.D.	—	—	X
Zhen Su, M.D., M.B.A.	—	X	—
Total meetings in 2025	4	5	2

(1)	Committee chairperson.
Below is a description of each committee of our Board.
Audit Committee
The Audit Committee of the Board oversees our corporate accounting and financial reporting process. For this purpose, the Audit Committee performs several functions and its responsibilities include, among other things:
•	appointing, approving the compensation of, and assessing the independence of our independent registered public accounting firm;
•	pre-approving auditing and permissible non-audit services, and the terms of such services, to be provided by our independent registered public accounting firm;
•
reviewing annually a report by the independent registered public accounting firm regarding the independent registered public accounting firm’s internal quality control procedures and various issues relating thereto;

•	reviewing and discussing with management and the independent registered public accounting firm our annual and quarterly financial statements and related disclosures;
•	coordinating the oversight and reviewing the adequacy of our internal control over financial reporting with both management and the independent registered public accounting firm;
•
establishing policies and procedures for the receipt and retention of accounting related complaints and concerns, including a confidential, anonymous mechanism for the submission of concerns by employees;

•
periodically reviewing legal compliance matters, including any securities trading policies, periodically reviewing significant accounting and other financial risks or exposures to our company and reviewing and, if appropriate, approving all transactions between our company and any related party (as described in Item 404 of Regulation S-K promulgated under the Exchange Act);

•	establishing policies for the hiring of employees and former employees of the independent registered public accounting firm;
•	consulting with management on the establishment of procedures and internal controls to address cyber security related risks; and
•	preparing the Audit Committee report required by SEC rules to be included in our annual proxy statement.
The Audit Committee has the power to investigate any matter brought to its attention within the scope of its duties and will have the authority to retain counsel and advisors to fulfill its responsibilities and duties.

The Audit Committee has the authority to retain special legal, accounting or other consultants to advise the committee as it deems necessary, at the Company’s expense, to carry out its duties and to determine the compensation of any such advisors.
The members of the Audit Committee are Matthew P. Young, Mani Mohindru, Ph.D. and Halley Gilbert. Mr. Young serves as the chairperson of the committee. Our Board has determined that each of Mr. Young, Dr. Mohindru and Ms. Gilbert are “independent” for Audit Committee purposes as that term is defined in the applicable rules of the SEC and The Nasdaq Global Select Market. Our Board has designated Mr. Young as an “audit committee financial expert” as defined under the applicable rules of the SEC and has determined that Mr. Young has the requisite financial sophistication as defined under the applicable rules and regulations of Nasdaq. The Audit Committee has adopted a written Audit Committee charter that satisfies the applicable standards of the SEC and Nasdaq, and which is available on our corporate website at www.cytomx.com.
Compensation Committee
The Compensation Committee of the Board, in consultation with independent compensation consultants, reviews the type and level of compensation for directors, officers, employees and recommends compensation actions to the Board and administers the variable compensation programs to be adopted by the Company. The responsibilities of the Compensation Committee include, among other things:
•	reviewing and approving corporate goals and objectives relevant to the compensation of our chief executive officer;
•	evaluating the performance of our chief executive officer in light of such corporate goals and objectives and approving the compensation of our chief executive officer;
•	reviewing and approving the compensation of our other executive officers;
•	reviewing our compensation, welfare, benefit and pension plans and similar plans;
•	reviewing and making recommendations to the Board with respect to director compensation; and
•	preparing for inclusion in our proxy statement the report, if any, of the compensation committee required by the SEC.
The Compensation Committee has the power to investigate any matter brought to its attention within the scope of its duties and will have the authority to retain counsel and advisors to fulfill its responsibilities and duties.
The Compensation Committee has the sole authority to retain or replace, at the Company’s expense, any independent counsel, compensation and benefits consultants and other outside experts or advisors as the committee believes to be necessary or appropriate. The committee may also utilize the services of the Company’s regular legal counsel or other advisors to the Company. The Compensation Committee has engaged Aon’s Human Capital Solutions practice, a division of Aon plc since 2015 as a compensation consultant to evaluate non-employee director compensation and compensation in comparison to industry peers.
The members of the Compensation Committee are James Meyers, Elaine V. Jones, Ph.D. and Zhen Su, M.D., M.B.A. Mr. Meyers serves as the chairperson of the committee. Our Board has determined that each member of the Compensation Committee is an independent director for Compensation Committee purposes as that term is defined in the applicable Nasdaq rules, and is a “non-employee director” within the meaning of Rule 16b-3(d)(3) promulgated under the Exchange Act. The Compensation Committee has adopted a written Compensation Committee charter that satisfies the applicable standards of the SEC and Nasdaq, and which is available on our corporate website at www.cytomx.com.
In 2025, none of our named executive officers (a) served on the compensation committee of another entity that had an executive officer who served on our Compensation Committee; (b) served as director of another entity that had an executive officer who served on our Compensation Committee; or (c) served on the compensation committee of another entity that had an executive officer who served as one of our directors.

Nominating and Corporate Governance Committee
The responsibilities of the Nominating and Corporate Governance Committee include, among other things:
•	identifying individuals qualified to become members of the Board;
•	recommending to the Board the persons to be nominated for election as directors and to each committee of the Board;
•	annually reviewing our corporate governance guidelines;
•	overseeing management’s handling of environmental, social and governance matters of importance to the Company; and
•	monitoring and evaluating the performance of the Board and leading the Board in an annual self-assessment of its practices and effectiveness.
The Nominating and Corporate Governance Committee has the power to investigate any matter brought to its attention within the scope of its duties and will have the authority to retain counsel and advisors to fulfill its responsibilities and duties.
The Nominating and Corporate Governance Committee may retain, at the Company’s expense, any independent counsel, experts or advisors that the committee believes to be desirable and appropriate. The committee may also use the services of the Company’s regular legal counsel or other advisors to the Company.
The Nominating and Corporate Governance Committee is comprised of Halley Gilbert, Elaine V. Jones, Ph.D., and Alan Ashworth, Ph.D. Ms. Gilbert serves as the chairperson of the committee. Our Board has determined that Ms. Gilbert, Dr. Jones and Dr. Ashworth are independent directors for Nominating and Corporate Governance Committee purposes as that term is defined in the applicable rules of The Nasdaq Global Select Market. The Nominating and Corporate Governance Committee has adopted a written committee charter that satisfies the applicable standards of the SEC and Nasdaq, and which is available on our corporate website at www.cytomx.com.
The Nominating and Corporate Governance Committee reviews candidates for director nominees in the context of the current composition of the Board, our operating requirements and the long-term interests of stockholders. In conducting this assessment, the Nominating and Corporate Governance Committee values diversity of abilities, experience, perspective, education, gender, background, race and national origin, and such other factors as it deems appropriate given our current needs and those of our Board to maintain a balance of knowledge, experience and capability. Additionally, in evaluating and identifying potential nominees, the Nominating and Corporate Governance Committee evaluates skills and backgrounds which may complement those already serving, or provide additional expertise or perspective not already present on our Board.
Although the Company has not adopted specific targets, the Nominating and Corporate Governance Committee considers the level of representation of women and other diverse candidates on our Board when making recommendations for nominees to our Board.
The Nominating and Corporate Governance Committee also periodically reviews the overall effectiveness of the Board, including Board attendance, level of participation, quality of performance, self-assessment reviews and any relationships or transactions that might impair director independence. In the case of new director candidates, the committee will also determine whether the nominee must be independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The committee may also use its network of contacts to compile a list of potential candidates and engage, if it deems appropriate, a professional search firm. The committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The committee meets to discuss and consider such candidates’ qualifications and then selects a nominee for recommendation to the Board by majority vote.
The Nominating and Corporate Governance Committee will consider for nomination any qualified director candidates recommended by our stockholders. Any stockholder who wishes to recommend a director candidate is directed to submit in writing the candidate’s name, biographical information, relevant qualifications and other information required by our bylaws to our Secretary at our principal executive offices before the deadline set forth in our bylaws. All written submissions received from our stockholders will be reviewed by the Nominating and Corporate

Governance Committee at the next appropriate meeting. The Nominating and Corporate Governance Committee will evaluate any suggested director candidates received from our stockholders in the same manner as recommendations received from management, committee members or members of our Board.
Stockholder Communications with the Board of Directors
Any holder of our securities may contact the Board or a specified individual director by writing to the attention of the Board or a specified individual director and sending such communication to our Corporate Secretary at our executive offices as identified in this Proxy Statement. Each communication from a security holder should include the following information in order to permit security holder status to be confirmed and to provide an address to forward a response if deemed appropriate:
•	The name, mailing address, and telephone number of the security holder sending the communication.
•	The number and type of our securities owned by such security holder.
•	If the security holder is not a record owner of our securities, the name of the record owner of our securities beneficially owned by the security holder.
Our Corporate Secretary will forward all appropriate communications to the Board or individual members of the Board as specified in the communication. Our Corporate Secretary may (but is not required to) review all correspondence addressed to the Board, or any individual member of the Board of Directors, for any inappropriate correspondence more suitably directed to management. The Board, a committee of the Board, or individual directors, as appropriate, will consider and review carefully any communications from stockholders forwarded by our Corporate Secretary.
During 2025, we engaged in an effort to contact certain of our institutional stockholders to listen to their views on corporate issues, including environmental, social and governance matters. We engaged in valuable dialogue on matters of interest to those stockholders and to the Company. We intend to continue to conduct activities directed at stockholder engagement in the future and value input from our stockholders on these matters.
Material Changes to Nominee Recommendation Procedures
There were no material changes to the procedures by which stockholders may recommend nominees to our Board in 2025.
Family Relationships
There are no family relationships among any of our directors or executive officers.
Code of Business Conduct and Ethics
We have adopted a code of business conduct and ethics that applies to all employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The code of business conduct and ethics is available on our website at www.cytomx.com. Amendments to, and waivers from, the code of business conduct and ethics that apply to any director, executive officer or persons performing similar functions will be disclosed at the website address provided above and, to the extent required by applicable regulations, on a Current Report on Form 8-K filed with the SEC.
Other Policies and Considerations
Insider Trading, Derivatives Trading, Hedging, and Pledging Policies
The Company does not permit our employees or directors to engage in hedging transactions with respect to Company equity securities. We have adopted an insider trading policy (the “Corporate Securities Trading Policy”) governing the purchase, sale and other dispositions of our securities by our directors, officers and employees that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations, and any applicable listing standards. A copy of our Corporate Securities Trading Policy is filed as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended December 31, 2023.

Equity Award Timing Policies and Practices
We generally grant equity awards at regularly scheduled Board of Director or Compensation Committee meetings. We do not grant equity awards in anticipation of the release of material nonpublic information and we do not time the release of material nonpublic information for the purpose of affecting the value of executive compensation. In the event material nonpublic information becomes known to the Board of Directors or Compensation Committee before granting an equity award, the Board of Directors or Compensation Committee will consider such information and use its business judgment to determine whether to delay the grant of equity to avoid any appearance of impropriety.
The following table sets forth information regarding stock option grants made to the named executive officers during fiscal year 2025 within the period commencing four business days prior to or the one business day following our filing of a Form 8-K on February 3, 2025, that discloses non-public information, as required under Item 4.02(x) of Regulation S-K. We did not view the information in the Form 8-K as material.

Name	Grant Date	Number of Securities Underlying the Award	Exercise Price of the Award ($/Sh)	Grant Date Fair Value of the Award (3)
Percentage Change in the Closing
Market Price of the Securities
Underlying the Award Between the
Trading Day Ending Immediately
Prior to the Disclosure of MNPI and
the Trading Day Beginning
Immediately Following the
Disclosure of MNPI

Sean A. McCarthy, D. Phil	2/5/2025	800,000(1)	$0.864	$691,200	0%
Sean A. McCarthy, D. Phil	2/5/2025	390,000(2)	$0.864	$336,960	0%
Chris Ogden	2/5/2025	225,000(1)	$0.864	$194,400	0%
Chris Ogden	2/5/2025	340,000(2)	$0.864	$293,760	0%

(1)
Represents stock options that vest as to 1/48th of the shares underlying the option on each monthly anniversary of the vesting commencement date, such that 100% of the shares subject to the option will be fully vested and exercisable on the fourth anniversary of the vesting commencement date, subject to the executive’s continued service through each such date.

(2)
Represents stock options that vest as to 1/24th of the shares underlying the option on each monthly anniversary of the vesting commencement date, such that 100% of the shares subject to the option will be fully vested and exercisable on the second anniversary of the vesting commencement date, subject to the executive’s continued service through each such date.

(3)
The amounts reported in this column reflect the grant date fair value of option awards granted to the named executive officers. The grant date fair values have been determined in accordance with FASB ASC Topic 718. For a discussion of the assumptions and methodologies used to calculate these amounts, please see the discussion of option awards contained in the Stock-based Compensation sub-section under Note 13 to our financial statements included in our annual report on Form 10-K for the year ended December 31, 2025.

DIRECTOR COMPENSATION
Director Compensation Table—Year Ended December 31, 2025
The following table presents information regarding the compensation paid to members of our Board, except for Sean A. McCarthy, D. Phil., who is also our Chief Executive Officer and Chairman of the Board. The compensation paid to Mr. McCarthy is set forth in the section titled “Executive Compensation Summary” in this Proxy Statement. Dr. McCarthy was not entitled to receive additional compensation for his service as a director or chairman.

Name	Fees earned or paid in cash ($)	Option awards(1) ($)	Total ($)
Mani Mohindru, Ph.D.	49,000	87,514	136,514
Matthew P. Young	80,000	87,514	167,514
James R. Meyers	52,000	87,514	139,514
Elaine V. Jones, Ph.D.	50,000	87,514	137,514
Halley Gilbert	55,500	87,514	143,014
Alan Ashworth, Ph.D.	44,000	87,514	131,514
Zhen Su, M.D., M.B.A.	44,700	87,514	139,014

(1)
Pursuant to applicable SEC executive compensation disclosure rules, the amounts reported in this column reflect the grant date fair value of an option to purchase 38,000 shares of our common stock granted on June 11, 2025 to each director named above, calculated in accordance with Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation (“FASB ASC Topic 718”). For a discussion of the assumptions and methodologies used to calculate these amounts, please see the discussion of option awards contained in the Stock-based Compensation sub-section under Note 13 to our financial statements included in our annual report on Form 10-K for the year ended December 31, 2025. As of December 31, 2025, our non-employee directors held outstanding options to purchase shares of our common stock as follows: Dr. Mohindru, 186,000; Mr. Young, 222,000; Mr. Meyers, 208,000; Dr. Jones, 208,000; Ms. Gilbert, 206,000; Dr. Ashworth, 166,000; and Dr. Su, 152,000. Other than these options, none of our existing non-employee directors held any other equity awards in the Company on that date.

Director Compensation
During 2025, our Board members were compensated pursuant to our non-employee director compensation program, which provides for cash and equity-based compensation for service on the Board and its committees. Under the program, our non-employee directors receive the following cash compensation for their service on the Board and its committees:

Annual Retainer for Board Membership	$40,000
Additional Retainer for:
Chairperson of the Board	$30,000
Chairperson of the Audit Committee	$15,000
Member of the Audit Committee	$7,500
Chairperson of the Compensation Committee	$12,000
Member of the Compensation Committee	$6,000
Chairperson of the Nominating & Governance Committee	$8,000
Member of the Nominating & Governance Committee	$4,000
Lead Independent Director(1)	$25,000

(1)	Mr. Young was reappointed as the Lead Independent Director of our Board in March 2026.
In 2025, the annual non-employee director cash compensation was paid quarterly in arrears. Under the program, non-employee directors also receive reimbursement for out-of-pocket expenses incurred in connection with attendance at meetings of our Board.
Under our non-employee director stock option program, new non-employee members of the Board are automatically granted an initial option to purchase 76,000 shares of our common stock on the date such person first becomes a non-employee director. The initial grant will vest with respect to 1/36th of the shares subject to the option on each monthly anniversary measured from the grant date, such that 100% of the shares subject to the option will be fully vested and exercisable on the third anniversary of the grant date, subject to the director’s continued service to us through the applicable vesting date.
On the date of each annual meeting of our stockholders, each non-employee director (other than any director receiving an initial grant on the date of such annual meeting) who is then serving as a non-employee director and who will continue as a non-employee director following the date of such annual meeting will automatically be granted an option to purchase 38,000 shares of our common stock. This annual grant will vest in full on the earlier of: (i) the date of the next annual meeting of our stockholders or (ii) the first anniversary of the date of grant, subject to the director’s continuous service to us through the applicable date.
The exercise price of all stock option grants is equal to the closing price of CytomX common stock as reported by the Nasdaq on the date of grant. In addition, upon a change in control, the vesting of all equity awards held by our non-employee directors will accelerate in full.

EXECUTIVE OFFICERS
The following sets forth information about our executive officers as of March 31, 2026.

Name	Position	Age
Sean A. McCarthy, D. Phil.	Chief Executive Officer and Chairman of the Board	59
Christopher (Chris) W. Ogden	Senior Vice President, Chief Financial Officer	42
Marcia P. Belvin Ph.D.	Senior Vice President, Chief Scientific Officer	59
Yu-Waye (Wayne) Chu, M.D.	Senior Vice President, Chief Medical Officer	58
Rachael Lester	Senior Vice President, Chief Business Officer	48

The following is biographical information as of March 31, 2026 for our executive officers. For Dr. McCarthy’s biographical information, see ‘Board of Directors and Corporate Governance’ above.
Chris Ogden, Senior Vice President, Chief Financial Officer
Mr. Ogden joined CytomX in August 2021 as Vice President, Finance and Accounting. In June 2024, Mr. Ogden was promoted to Senior Vice President and Chief Financial Officer of the Company. Prior to this, Mr. Ogden served as the Chief Financial Officer of the Lilly Diabetes division at Eli Lilly and Company (“Eli Lilly”) from May 2021 to August 2021. While at Eli Lilly, Mr. Ogden also held the positions of Senior Director, Chief Financial Officer and Treasurer of Lilly del Caribe, from April 2018 to May 2021, the Director of Investor Relations from June 2016 to April 2018, and the Financial Director of the U.S. Diabetes division, from January 2014 to May 2016. Mr. Ogden received his B.A. in economics from Wabash College and his M.B.A. from Harvard Business School.
Marcia P. Belvin Ph.D., Senior Vice President, Chief Scientific Officer
Dr. Belvin joined CytomX in April 2018 as our Vice President of Research Oncology and currently serves as our Senior Vice President and Chief Scientific Officer, a position she has held since April 2022. Dr. Belvin has also served as our Head of Research since April 2020. Prior to her time at CytomX, Dr. Belvin held roles of increasing responsibility at Genentech, a publicly-traded biopharmaceutical company, where, from 2004 to 2018, she led multiple preclinical pipeline teams and oversaw programs in cancer signaling, cancer metabolism, and cancer immunology. Dr. Belvin began her career at Exelixis, a publicly-traded biopharmaceutical company, where she served as Senior Scientist from 1999 to 2004 and managed teams responsible for preclinical pipeline discovery within the oncology and inflammation portfolios. Dr. Belvin received her B.A. degree from Harvard University and her Ph.D. from the University of California, Berkeley. Dr. Belvin also trained at the Dana-Farber Cancer Institute and Cold Spring Harbor Laboratory.
Wayne Chu, M.D., Senior Vice President, Chief Medical Officer
Dr. Chu joined CytomX in July 2023 as Senior Vice President, Chief Medical Officer. Prior to joining CytomX, Dr. Chu held various leadership positions in the clinical development group at Fate Therapeutics (“Fate”), a publicly-traded biopharmaceutical company, between April 2019 and February 2022, and was promoted to Chief Medical Officer of Fate in February 2022, a position he held up to July 2023. Prior to his tenure at Fate, Dr. Chu held various positions at Genentech, a publicly-traded biopharmaceutical company, with his last position served being Associate Group Medical Director for Product Development Oncology, from December 2017 to April 2019. Dr. Chu received his B.A. in Molecular Biology from Princeton University and his M.D. from the University of Rochester School of Medicine and Dentistry.
Rachael Lester, Senior Vice President, Chief Business Officer
Ms. Lester joined CytomX in October 2025 as Senior Vice President, Chief Business Officer. Prior to joining CytomX, Ms. Lester was Chief Business Officer at Replicate Bioscience, a biopharmaceutical corporation, from July 2023 to August 2025. Prior to joining Replicate, Ms. Lester worked at Harpoon Therapeutics, a T cell engager platform company that was later acquired by Merck, where she served as VP of Corporate Development from September 2017 to July 2021 and then SVP of Business Development and Corporate Strategy from July 2021 to July 2023. Previously, Ms. Lester held senior roles in corporate strategy, portfolio management, and commercialization at Bruin Biometrics from September 2014 to September 2017 and Onyx Pharmaceuticals, now an Amgen subsidiary, from June 2012 to August 2014. Earlier in her career, she worked in Deloitte and Booz Allen Hamilton’s life sciences consulting practices, where she advised on multi-billion-dollar M&A transactions, new product planning and strategic growth initiatives. Ms. Lester received her M.B.A. from the Kellogg School of Management at Northwestern University and her B.A. in Biological Basis of Behavior from University of Pennsylvania.

EXECUTIVE COMPENSATION
This section discusses the material components of the executive compensation program for our executive officers who are named in the “Summary Compensation Table” below.
As a “smaller reporting company” as defined in Item 10(f), we are not required to include a Compensation Discussion and Analysis section and have elected to comply with the scaled disclosure requirements applicable to smaller reporting companies.
Our named executive officers (“NEOs” or “Named Executive Officers”) for 2025 are as follows:

Named Executive Officer	Position
Sean A. McCarthy, D. Phil.	President, Chief Executive Officer and Chairman
Chris Ogden	Sr. Vice President, Chief Financial Officer
Rachael Lester	Sr. Vice President, Chief Business Officer

Elements of Compensation
The Compensation Committee’s objective is to have compensation programs and practices that are competitive with our peers and industry through a mix of cash (base salary and annual, performance-based cash incentive bonuses) and long-term incentives (equity awards).
Base Salaries
The Compensation Committee reviewed our NEOs’ base salaries referencing relevant compensation survey data from Aon (including peer company data), as well as taking into account our Chief Executive Officer’s assessment of individual executive performance (except with respect to his own salary). For 2025, Dr. McCarthy’s, Mr. Ogden’s and Ms. Lester’s annual base salary was $675,290, $478,650 and $445,000, respectively.
Annual Performance-Based Cash Incentives
Our annual cash incentive program is designed to reward all employees, including our NEOs, for the achievement of the Company’s annual corporate goals, as well as individual performance against annual individual goals. We believe that annual incentives hold executives accountable, reward executives based on actual business results and help create a “pay for performance” culture. There are no minimum or guaranteed bonus payments for employees, including the NEOs.
Under our cash incentive program, every employee, including each NEO, has an established annual performance-based incentive target, which is equal to a percentage of the employee’s base salary. This percentage increases as levels of responsibility increase.
For 2025, Dr. McCarthy, Mr. Ogden and Ms. Lester had a target bonus opportunity of 60%, 40% and 40% of annual base salary, respectively. Each NEO’s target bonus opportunity could be earned based on the achievement of certain corporate and individual performance goals, as approved by our Board or Compensation Committee. Our Board and Compensation Committee retain the discretion to modify performance goals or to increase or reduce amounts payable upon achievement of performance goals. In December 2025, our Compensation Committee determined that corporate goals had been achieved at 135% of target and awarded bonuses to Dr. McCarthy, Mr. Ogden and Ms. Lester at 135%, 152% and 125% (Ms. Lester’s bonus payout was prorated on account of her October 20, 2025 start date) respectively, of the NEO’s target bonus opportunity.
Furthermore, in May 2025, our Compensation Committee approved the achievement of certain milestone awards that had been granted to Dr. McCarthy and Mr. Ogden in January 2025 that entitled them to earn a one-time bonus payment in the amount of $202,587 and $95,730, respectively.
Equity Incentives
In 2025, equity awards to executives (as well as non-executive employees) were comprised of stock option grants, restricted share units, or RSUs, and performance stock units, or PSUs, under our Amended and Restated 2015 Plan.

CytomX’s standard vesting schedule for the first stock option grant awarded to newly hired employees, including executive officers, provides that 25% of the shares granted will vest on the first anniversary of the commencement of employment, with the balance vesting in equal monthly installments over the subsequent thirty-six (36) months, until option shares are fully vested, subject to the individual’s continued service to us through the applicable vesting date. For RSUs that are granted to a newly hired employee, the grant of RSUs occurs when the new employee starts his or her employment and 25% of the shares will vest 12 months from the first June 15 or October 15 following the new employee’s start date, with the balance of the shares (75%) to vest an annual basis over the subsequent three years of their employment, subject to the individual’s continued service to us through each applicable vesting date.
Additional annual option grants made after an employee, including an executive officer, has provided services to the Company generally vest monthly from the date of grant over four years, subject to the individual’s continued service to us through the applicable vesting date. Additional annual RSU grants to employees will generally vest 33.3% on an annual basis over the next three years of their employment, subject to the individual’s continued service to us through the applicable vesting date. The vesting schedule for the PSUs awarded to executives provide that PSUs granted will vest upon achievement of certain specific Company objectives, which may include development, research or financial objectives, subject to continued service through the applicable vesting date.
We granted our NEOs the following equity awards in 2025.

Named Executive Officer	RSUs (#)	PSUs (#)	Shares underlying Options (#)
Sean A. McCarthy, D. Phil.
February 2025	375,000		1,190,000
September 2025		285,000	570,000
Chris Ogden
February 2025	101,500		340,000
September 2025		39,150	78,250
Rachael Lester(1)
October 2025	—	—	650,000

(1)	Due to Ms. Lester’s start date of October 20, 2025, she was not eligible to receive the RSU and PSU grants.
In accordance with our equity grant practices, the exercise price for these stock option grants was equal to the closing price of our common stock as reported by the Nasdaq Global Select Market on the date of grant and the vesting schedule is as described above for new-hire and subsequent grants.
Additional Compensation Policies, Practices, and Perquisites
Severance and Change in Control Benefits
Our NEOs are entitled to certain severance and change in control benefits under the terms of their severance and change of control agreements, as may have been amended and restated, and our equity plans.
Dr. McCarthy’s severance and change of control agreement provides for: (i) 18 months of salary, pro-rated annual target bonus and 18 months of COBRA premiums in the event of a termination of employment by us without cause or by Dr. McCarthy for good reason outside of the 60 days prior to or 12 months following a change in control and (ii) 24 months of salary, 24 months of annual target bonus, 24 months of COBRA premiums and full acceleration of outstanding equity awards in the event of a termination of employment by us without cause or by Dr. McCarthy for good reason within 60 days prior to or 12 months following a change in control.
For other NEOs, the severance and change of control agreements provide for: (i) 12 months of base salary, prorated annual target bonus and 12 months of COBRA premiums in the event of a termination of employment by us without cause or by the NEO for good reason outside of the 60 days prior to or 12 months following a change in control and (ii) 12 months of base salary, annual target bonus, and 12 months of COBRA premiums and full acceleration of outstanding equity awards in the event of a termination of employment by us without cause or by the NEO for good reason within 60 days prior to or 12 months following a change in control.

Broad-Based Benefits
We offer a comprehensive array of benefits to our employees, including our NEOs, who are eligible to participate on the same terms as other employees. Benefit programs include a variety of health insurance plans, 401(k) plan with Company matching contributions at Board-approved levels, employee stock purchase plan and term life insurance. These benefits are offered to all employees, including executive officers, in order to attract and retain employees. We do not offer defined benefit pension or other supplementary retirement benefits to employees.

EXECUTIVE COMPENSATION TABLES
2025 Summary Compensation Table
The following table provides a summary of compensation paid to our named executive officers for the years ended December 31, 2025 and 2024.

Name and principal position	Fiscal year	Salary ($)	Bonus ($)	Stock awards ($)(1)	Option awards ($)(2)	Non-equity incentive plan compensation ($)	All other compensation ($)(3)	Total ($)
Sean A. McCarthy, D. Phil. Chief Executive Officer and Chairman of the Board of Directors	2025	675,290		1,150,463	2,158,170	749,572(4)	5,000	4,738,495
	2024	675,290		588,000	484,512		5,000	1,752,802

Chris Ogden Senior Vice President, and Chief Financial Officer	2025	478,650		224,928	446,369	387,684(5)	5,000	1,542,631
	2024	424,652		219,275	265,352		5,000	914,279

Rachael Lester Senior Vice President and Chief Business Officer	2025	77,019	120,000(6)		1,993,355	44,500(7)	—	2,234,874

(1)
The amounts reported in this column reflect the grant date fair value of restricted share units and performance stock units granted to the named executive officers. The grant date fair values have been determined in accordance with FASB ASC Topic 718, and amounts reported for performance stock units assume achievement of performance goals at maximum. For a discussion of the assumptions and methodologies used to calculate these amounts, please see the discussion of restricted share unit and performance stock unit awards contained in the Stock-based Compensation sub-section under Note 13 to our financial statements included in our annual report on Form 10-K for the year ended December 31, 2025.

(2)
The amounts reported in this column reflect the grant date fair value of option awards granted to the named executive officers. The grant date fair values have been determined in accordance with FASB ASC Topic 718. For the 2025 option grants, and a discussion of the assumptions and methodologies used to calculate these amounts, please see the discussion of option awards contained in the Stock-based Compensation sub-section under Note 13 to our financial statements included in our annual report on Form 10-K for the year ended December 31, 2025.

(3)	The amounts reported constitute 401(k) matching contributions.
(4)
This amount represents the total of: (a) a one-time bonus in the amount of $202,587 earned by Dr. McCarthy in May 2025 on the basis of satisfying certain conditions under a milestone award granted in January 2025, and (b) Dr. McCarthy’s performance-based bonus of $546,895 for his 2025 performance under our annual cash incentive program.

(5)
This amount represents the total of: (a) a one-time bonus in the amount of $95,730 earned by Mr. Ogden in May 2025 on the basis of satisfying certain conditions under a milestone award granted in January 2025, and (b) Mr. Ogden’s performance-based bonus of $291,954 for his 2025 performance under our annual cash incentive program.

(6)	This amount represents Ms. Lester’s signing bonus in connection with the commencement of her employment with the Company in October 2025.
(7)	The amount in this column represents Ms. Lester’s prorated performance-based bonus of $44,500 for her 2025 performance under our annual cash incentive program.

Outstanding Equity Awards at December 31, 2025
The following table presents information regarding the outstanding stock options, PSUs and RSUs held by each of the named executive officers as of December 31, 2025.

	Option awards							Stock awards
	Grant Date	Vesting Commencement Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
Sean A. McCarthy D.Phil	1/21/2016(1)	1/1/2016	136,299	—	—	14.46	1/20/2026
	1/25/2017(1)	1/1/2017	234,299	—	—	11.94	1/24/2027
	1/24/2018(1)	1/1/2018	300,000	—	—	25.82	1/23/2028
	1/25/2019(1)	1/1/2019	300,000	—	—	16.85	1/24/2029
	2/14/2020(1)	1/1/2020	500,000	—	—	7.13	2/13/2030
	2/26/2021(1)	2/26/2021	400,000	—	—	7.85	2/25/2031
	2/27/2021(1)	2/26/2021	200,000	—	—	7.85	2/26/2031
	10/24/2021(1)	10/24/2021	100,000	—	—	5.34	10/23/2031
	2/2/2022(1)	2/2/2022	431,250	18,750	—	4.13	2/1/2032
	2/2/2022(2)	3/15/2022						18,750	79,875
	8/10/2022(3)	8/10/2022	348,207	—	—	1.59	8/9/2032
	2/2/2023(1)	2/2/2023	223,125	91,875	—	2.59	2/1/2033
	2/2/2023(4)	3/15/2023						35,000	149,100
	1/18/2024(1)	1/18/2024	201,250	218,750	—	1.68	1/17/2034
	1/18/2024(5)									130,000	553,800
	1/18/2024(4)	3/15/2024						60,000	255,600
	2/4/2025(6)	2/4/2025	162,500	227,500	—	0.86	2/3/2035
	2/4/2025(1)	2/4/2025	166,666	633,334	—	0.86	2/3/2035
	2/4/2025(4)	3/15/2025						180,000	766,800
	2/4/2025(7)	3/15/2025						195,000	830,700
	9/26/2025(1)	9/26/2025	35,625	534,375		2.90	9/25/2035
	9/26/2025(9)									285,000	1,214,100
Chris Ogden	9/15/2021(8)	8/2/2021	68,000	—	—	4.97	9/14/2031
	2/2/2022(1)	2/2/2022	13,967	608	—	4.13	2/1/2032
	2/2/2022(2)	3/15/2022						1,822	7,762
	8/10/2022(3)	8/10/2022	82,500	—	—	1.59	8/9/2032
	2/2/2023(1)	2/2/2023	53,125	21,875	—	2.59	2/1/2033
	2/2/2023(5)									37,500	38,625
	2/2/2023(4)	3/15/2023						8,333	35,499
	1/18/2024(1)	1/18/2024	73,791	80,209	—	1.68	1/17/2034
	1/18/2024(5)									37,500	159,750
	1/18/2024(4)	3/15/2024						26,666	113,597
	6/12/2024(1)	6/12/2024	28,125	46,875	—	1.49	6/11/2034
	6/12/2024(4)	6/12/2024						11,666	49,697
	2/4/2025(6)	2/4/2025	47,916	67,084	—	0.86	2/3/2035
	2/4/2025(1)	2/4/2025	46,875	178,125	—	0.86	2/3/2035
	2/4/2025(4)	3/15/2025						44,000	187,440
	2/4/2025(7)	3/15/2025						57,500	244,950
	9/26/2025(1)	9/26/2025	4,890	73,360	—	2.90	9/25/2035
	9/26/2025(9)									39,150	166,779
Rachael Lester	10/20/2025 (8)	10/20/2025	—	650,000	—	3.74	10/19/2035

(1)
This option vests in 1/48th increments beginning on the vesting commencement date, with each additional increment vesting on the last day of each month of continuous service following the vesting commencement date.

(2)
Beginning on the first anniversary of the commencement date, these RSUs will vest annually in 25% increments across four years of continuous employment with the Company. The market value of RSUs was determined based on $4.26 per share, which was the closing price of our common stock on December 31, 2025.

(3)
This option vests in 1/36th increments beginning on the vesting commencement date, with each additional increment vesting on the last day of each month of continuous service following the vesting commencement date.

(4)
Beginning on the first anniversary of the commencement date, these RSUs will vest annually in 33% increments across three years of continuous employment with the Company. The market value of RSUs was determined based on $4.26 per share, which was the closing price of our common stock on December 31, 2025.

(5)
50% of these PSUs granted will vest within one year of the grant date upon achievement of certain specific milestones and the remaining 50% will vest within two years of the grant date upon achievement of additional company objectives. The market value of PSUs was determined based on $4.26 per share, which was the closing price of our common stock on December 31, 2025. The number of unearned units is based on the achievement of certain target performance thresholds.

(6)
This option vests in 1/24th increments beginning on the vesting commencement date, with each additional increment vesting on the last day of each month of continuous service following the vesting commencement date.

(7)
Beginning on the first anniversary of the commencement date, these RSUs will vest annually in 50% increments across two years of continuous employment with the Company. The market value of RSUs was determined based on $4.26 per share, which was the closing price of our common stock on December 31, 2025.

(8)
This option vests as to 25% of the total number of shares subject to the option on the first anniversary of the vesting commencement date and the remaining 75% of the total number of shares subject to the option will vest in 36 substantially equal installments on the last day of each of the 36 months following the first anniversary of the vesting commencement date, other than the final instalment which shall vest upon the executive officer’s continuous employment through each vesting date.

(9)
These PSUs shall vest in three 33% tranches upon the achievement of certain specific milestones tied to each tranche. The market value of PSUs was determined based on $4.26 per share, which was the closing price of our common stock on December 31, 2025. The number of unearned units is based on the achievement of certain target performance thresholds.

PAY VERSUS PERFORMANCE
In accordance with rules adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation for our principal executive officer (“PEO”) and Non-PEO NEOs and Company performance for the fiscal years listed below. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

Year	Summary Compensation Table Total for PEO[1] ($)	Compensation Actually Paid to PEO[1,2,3] ($)	Average Summary Compensation Table Total for Non-PEO NEOs[1] ($)	Average Compensation Actually Paid to Non-PEO NEOs[1,2,3] ($)	Value of Initial Fixed $100 Investment based on TSR[4]	Net Income ($ Thousands)
2025	4,738,494	10,636,158	1,888,753	2,948,461	266.25	(20,370)
2024	1,752,802	1,063,510	861,316	611,437	64.38	31,869
2023	2,611,138	519,365	1,127,080	528,064	96.88	(569)

1.	Sean A. McCarthy, D. Phil. was our PEO for each year presented. The individuals comprising the Non-PEO NEOs for each year presented are listed below.

2023	2024	2025
Jeff Landau	Chris Ogden	Chris Ogden
Marcia P. Belvin	Wayne Chu	Rachael Lester

2.
The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote 3 below.

3.
Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards and Option Awards column are the totals from the Stock Awards and Option Awards columns set forth in the Summary Compensation Table.

Year	Summary Compensation Table Total for Sean A. McCarthy, D. Phil. ($)	Exclusion of Stock Awards and Option Awards for Sean A. McCarthy, D. Phil. ($)	Inclusion of Equity Values for Sean A. McCarthy, D. Phil. ($)	Compensation Actually Paid to Sean A. McCarthy, D. Phil. ($)
2025	4,738,494	(3,308,633)	9,206,297	10,636,158

Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Stock Awards and Option Awards for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2025	1,888,753	(1,332,326)	2,392,034	2,948,461

The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Sean A. McCarthy, D. Phil. ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Sean A. McCarthy, D. Phil. ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Sean A. McCarthy, D. Phil. ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Sean A. McCarthy, D. Phil. ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Sean A. McCarthy, D. Phil. ($)	Total - Inclusion of Equity Values for Sean A. McCarthy, D. Phil. ($)
2025	6,876,499	1,302,775	780,454	246,569	—	9,206,297

Year	Average Year- End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non- PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non-PEO NEOs ($)	Total - Average Inclusion of Equity Values for Non-PEO NEOs ($)
2025	1,951,889	295,638	103,727	40,780	—	2,392,034

4.
Assumes $100 was invested in the Company for the period starting December 31, 2022, through the end of the listed year. Historical stock performance is not necessarily indicative of future stock performance.

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Company Total Shareholder Return (“TSR”)
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and the Company’s cumulative TSR over the three most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid
Versus TSR
12.0
10.0
8.0
6.0
4.0
2.0
0.0
Compensation Actually Paid ($ Millions)
$300
$250
$200
$150
$100
$50
$0
Company TSR (12/31/2021 Indexed to $100)
100.00
96.88
64.38
266.25
0.5
0.5
1.1
0.6
10.6
2.9
2022
2023
2024
2025
Fiscal Year
Sean A. McCarthy, D. Phil. Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
CytomX Therapeutics, Inc. TSR

Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Income
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs, and our Net Income during the three most recently completed fiscal years.

PEO and Average Non-PEO NEO Compensation Actually Paid
Versus Net Income
Compensation Actually Paid ($ Millions)
12.0
10.0
8.0
6.0
4.0
2.0
0.0
Net Income ($ Thousands)
170,000
120,000
70,000
20,000
-30,000
0.5
0.5
-569
1.1
0.6
31,869
10.6
2.9
-20,370
2023
2024
2025
Fiscal Year
Sean A. McCarthy, D. Phil. Compensation Actually Paid
Average Non-PEO NEO Compensation Actually Paid
CytomX Therapeutics, Inc. Net Income

EQUITY COMPENSATION PLAN INFORMATION
The following table provides information about the securities authorized for issuance under our equity compensation plans as of December 31, 2025, which consisted of our 2010 Stock Incentive Plan, 2011 Stock Incentive Plan, as amended, 2015 Equity Incentive Plan (as amended and restated), 2015 Employee Stock Purchase Plan and 2019 Employment Inducement Incentive Plan:

Plan category	Number of shares to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)(1)	Number of shares remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by stockholders(2)	19,648,886	5.12	5,191,986
Employee Stock Purchase Plan(3)	—	—	348,824
Equity compensation plans not approved by stockholders(4)	677,100	—	—
Total	20,325,986		5,540,810

(1)	Represents the weighted average exercise price solely with respect to outstanding stock options.
(2)
In 2010, the Company adopted its 2010 Stock Incentive Plan (the “2010 Plan”) which provided for the granting of stock options to employees, directors and consultants of the Company. In February 2012, the Company adopted its 2011 Stock Incentive Plan (the “2011 Plan”). The 2011 Plan is divided into two separate equity programs, an option and stock appreciation rights grant program and a stock award program. In conjunction with adopting the 2011 Plan, the Company discontinued the 2010 Plan and released the shares reserved and still available under that plan. In connection with the consummation of the IPO in October 2015, the board of directors adopted the Company’s 2015 Equity Incentive Plan (the “2015 Plan”) and the Company’s 2015 Employee Stock Purchase Plan (the “ESPP”). In conjunction with adopting the 2015 Plan, the Company discontinued the 2011 Plan with respect to new equity awards. In June 2025, the Company’s stockholders approved the amendment and restatement of the 2015 Plan (“Amended and Restated 2015 Plan”).

(3)
The maximum number of shares of our common stock that could be issued with respect to the current purchase period under the ESPP which ends on May 29, 2026 is 75,195 shares and is not captured in column (a).

(4)
In September 2019, the Board adopted the 2019 Employment Inducement Incentive Plan (the “2019 Plan” and, collectively with the 2010 Plan, 2011 Plan, 2015 Plan and Amended and Restated 2015 Plan, the “Plans”) which provides for the grant of stock options and other equity awards to any employee who has not previously been an employee or director of the Company or who is commencing employment with the Company following a bona fide period of nonemployment by the Company. In conjunction with the Amended and Restated 2015 Plan approved by the Company’s stockholders in June 2025, the Company discontinued the 2019 Plan with respect to new equity awards. All the remaining shares available for grant under the 2019 Plan were released and transferred to the Amended and Restated 2015 Plan. For a detailed discussion of the Plans, please see the discussion of option awards contained in the Stock-based Compensation sub-section under Note 13 to our financial statements included in our annual report on Form 10-K for the year ended December 31, 2025.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The material in this report is being furnished and shall not be deemed “filed” with the Securities and Exchange Commission (SEC) for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (Exchange Act), or otherwise subject to the liability of that section, nor shall the material in this section be deemed to be “soliciting material” or incorporated by reference in any registration statement or other document filed with the SEC under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.
The audit committee is currently comprised of three non-employee directors, Matthew P. Young, who chairs the committee, Mani Mohindru, Ph.D. and Halley Gilbert. The audit committee has the responsibility and authority described in the audit committee charter, which has been approved by the Board. A copy of the audit committee charter is available on our website at www.cytomx.com.
The audit committee is responsible for assessing the information provided by management and our independent registered public accounting firm in accordance with its business judgment. Management is responsible for the preparation, presentation and integrity of our financial statements and for the appropriateness of the accounting principles and reporting policies that are used. Management is also responsible for testing the system of internal controls and reports to the audit committee on any significant deficiencies found. Our independent registered public accounting firm, Ernst & Young LLP, is responsible for auditing the annual financial statements and for reviewing the unaudited interim financial statements.
In fulfilling its oversight responsibilities, the audit committee has reviewed and discussed the audited financial statements in our Annual Report on Form 10-K for the year ended December 31, 2025, with both management and our independent registered public accounting firm. The audit committee’s review included a discussion of the quality and integrity of the accounting principles, the reasonableness of significant estimates and judgments and the clarity of disclosures in the financial statements.
The audit committee reviewed with our independent registered public accounting firm the overall scope and plan of the audit. In addition, it met with our independent registered public accounting firm, with and without management present, to discuss the results of our registered public accounting firm’s examination, the overall quality of our financial reporting and such other matters as are required to be discussed under the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission.
The audit committee has discussed with Ernst & Young LLP that firm’s independence from management and our company, including the matters in the written disclosures regarding independence from Ernst & Young LLP required by applicable requirements of the PCAOB. The audit committee has also considered the compatibility of audit-related and tax services with the auditors’ independence. Based on its evaluation, the audit committee has selected Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026.
In reliance on the reviews and discussions referred to above, the audit committee recommended to the Board, and the Board approved, the inclusion of the audited financial statements in the Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC.
Audit Committee

Matthew P. Young (chairperson)
Mani Mohindru, Ph.D.
Halley Gilbert

OTHER MATTERS
The Board knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.
ADDITIONAL INFORMATION
Our website address is http://www.cytomx.com. The information in, or that can be accessed through, our website is not deemed to be incorporated by reference into this proxy statement.
Our annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K and amendments to those reports are available, free of charge, on or through our website as soon as reasonably practicable after we electronically file such material with, or furnish it to, the SEC. The SEC maintains an internet site that contains reports, proxy and information statements and other information regarding our filings at www.sec.gov. In addition, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC is available without charge upon written request to: Secretary, CytomX Therapeutics, Inc., at 151 Oyster Point Boulevard, Suite 400, South San Francisco, CA 94080.

By Order of the Board of Directors

/s/ Christopher W. Ogden
Christopher W. Ogden
Chief Financial Officer and Secretary

April 30, 2026

Appendix A

CYTOMX THERAPEUTICS, INC

AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
CERTIFICATE OF AMENDMENT TO
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
CYTOMX THERAPEUTICS, INC.
(a Delaware corporation)
(Pursuant to Section 242 of the
General Corporation Law of the State of Delaware)
CytomX Therapeutics, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware as set forth in Title 8 of the Delaware Code (the “DGCL”), hereby certifies as follows:
1. The name of this corporation is CytomX Therapeutics, Inc. (the “Company”).
2. The original Certificate of Incorporation of the Company was filed with the Secretary of State of the State of Delaware on September 16, 2010. The Company's Amended and Restated Certificate of Incorporation, as amended and restated from time to time, was most recently filed with the Secretary of State of the State of Delaware on May 17, 2024 (the “Restated Certificate”).
3. Article Four, Section (A) of the Restated Certificate is hereby amended and restated in its entirety to read as follows:
“A. The Company is authorized to issue two classes of stock to be designated, respectively, Common Stock and Preferred Stock. The total number of shares that the Company is authorized to issue is 610,000,000 shares, 600,000,000 shares of which shall be Common Stock (the “Common Stock”), and 10,000,000 shares of which shall be Preferred Stock (the “Preferred Stock”). The Common Stock shall have a par value of $0.00001 per share and the Preferred Stock shall have a par value of $0.00001 per share.”
4. This Certificate of Amendment to Amended and Restated Certificate of Incorporation has been duly adopted by the Company’s Board of Directors and stockholders in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.
A-1

Appendix B

CYTOMX THERAPEUTICS, INC.

AMENDMENT TO AMENDED AND RESTATED 2015 EQUITY INCENTIVE PLAN
Amended and Restated: March 19, 2025
Approved by Stockholders: June 11, 2025
(as Amended by the Board: March 18, 2026)
I. INTRODUCTION
1.1 Purposes. This CytomX Therapeutics, Inc. Amended and Restated 2015 Equity Incentive Plan, as amended by the Board on March 18, 2026 (this “Plan”), is effective as of the date the stockholders of the Company approve this Plan. The purposes of this Plan are (i) to align the interests of the Company’s stockholders and the recipients of awards under this Plan by increasing the proprietary interest of such recipients in the Company’s growth and success, (ii) to advance the interests of the Company by attracting and retaining Non-Employee Directors, officers, employees and other service providers and (iii) to motivate such persons to act in the long-term best interests of the Company and its stockholders.
1.2 Certain Definitions.
“Agreement” shall mean an electronic or written agreement evidencing an award hereunder between the Company and the recipient of such award.
“Board” shall mean the Board of Directors of the Company.
“Bonus Shares” shall mean Shares which are not subject to a Restriction Period or Performance Measures.
“Bonus Share Award” shall mean an award of Bonus Shares under this Plan.
“Change in Control” shall have the meaning set forth in Section 5.8(b).
“Code” shall mean the Internal Revenue Code of 1986, as amended.
“Committee” shall mean the Committee designated by the Board, or a subcommittee thereof, consisting of two or more members of the Board, each of whom is intended to be (i) a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act, and (ii) “independent” within the meaning of the rules of the Nasdaq Stock Exchange or any other stock exchange on which Shares are then traded.
“Company” shall mean CytomX Therapeutics, Inc., a Delaware corporation, or any successor thereto.
“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
“Fair Market Value” shall mean the closing transaction price of a Share as reported on the Nasdaq Stock Exchange on the date as of which such value is being determined or, if Shares are not listed on the Nasdaq Stock Exchange, the closing transaction price of a Share on the principal national stock exchange on which Shares are traded on the date as of which such value is being determined or, if there shall be no reported transactions for such date, on the next preceding date for which transactions were reported; provided, however, that if Shares are not listed on a national stock exchange or if Fair Market Value for any date cannot be so determined, Fair Market Value shall be determined by the Committee by whatever means or method as the Committee, in the good faith exercise of its discretion, shall at such time deem appropriate and in compliance with Section 409A of the Code.
“Free-Standing SAR” shall mean an SAR which is not granted in tandem with, or by reference to, an option, which entitles the holder thereof to receive, upon exercise, Shares (which may be Restricted Shares) or, to the extent provided in the applicable Agreement, cash or a combination thereof, with an aggregate value equal to the excess of the Fair Market Value of one Share on the date of exercise over the base price of such SAR, multiplied by the number of such SARs which are exercised.
“Incentive Stock Option” shall mean an option to purchase Shares that meets the requirements of Section 422 of the Code, or any successor provision, which is intended by the Committee to constitute an Incentive Stock Option.
“Incumbent Director” shall have the meaning set forth in Section 5.8(b)(iii).

“Initial Public Offering” shall mean the initial public offering of the Company registered on Form S-1 (or any successor form under the Securities Act of 1933, as amended).
“Non-Employee Director” shall mean any director of the Company who is not an officer or employee of the Company or any Subsidiary.
“Nonqualified Option” shall mean an option to purchase Shares which is not an Incentive Stock Option.
“Performance Measures” shall mean the criteria and objectives, established by the Committee, which shall be satisfied or met (i) as a condition to the grant or exercisability of all or a portion of an option or SAR or (ii) during the applicable Restriction Period or Performance Period as a condition to the vesting of the holder’s interest, in the case of a Restricted Share Award, of the Shares subject to such award, or, in the case of a Restricted Share Unit Award or Performance Unit Award, to the holder’s receipt of the Shares subject to such award or of payment with respect to such award. Each such criterion or objective may be expressed on an absolute or relative basis and may include comparisons based on current internal targets, the past performance of the Company (including the performance of one or more subsidiaries, divisions, or operating units) or the past or current performance of other companies (or a combination of such past and current performance). In addition to the ratios specifically enumerated above, performance goals may include comparisons relating to capital (including, but not limited to, the cost of capital), shareholders’ equity, shares outstanding, assets or net assets, sales, or any combination thereof. The applicable performance measures may be applied on a pre-or post-tax basis. In the sole discretion of the Committee, the Committee may amend or adjust the Performance Measures or other terms and conditions of an outstanding award in recognition of any Adjustment Events. The performance goals may consist of any objective or subjective corporate-wide or subsidiary, division, operating unit or individual measures, whether or not listed herein. Performance goals shall be subject to such other special rules and conditions as the Committee may establish at any time.
“Performance Period” shall mean any period designated by the Committee during which (i) the Performance Measures applicable to an award shall be measured and (ii) the conditions to vesting applicable to an award shall remain in effect.
“Performance Unit” shall mean a right to receive, contingent upon the attainment of specified Performance Measures within a specified Performance Period, a specified cash amount or, in lieu thereof and to the extent set forth in the applicable award Agreement, Shares having a Fair Market Value equal to such cash amount.
“Performance Unit Award” shall mean an award of Performance Units under this Plan.
“Restricted Shares” shall mean Shares which are subject to a Restriction Period and which may, in addition thereto, be subject to the attainment of specified Performance Measures within a specified Performance Period.
“Restricted Share Award” shall mean an award of Restricted Shares under this Plan.
“Restricted Share Unit” shall mean a right to receive one Share or, in lieu thereof and to the extent set forth in the applicable award Agreement, the Fair Market Value of such Share in cash, which shall be contingent upon the expiration of a specified Restriction Period and which may, in addition thereto, be contingent upon the attainment of specified Performance Measures within a specified Performance Period.
“Restricted Share Unit Award” shall mean an award of Restricted Share Units under this Plan.
“Restriction Period” shall mean any period designated by the Committee during which (i) the Shares subject to a Restricted Share Award may not be sold, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of, except as provided in this Plan or the Agreement relating to such award, or (ii) the conditions to vesting applicable to a Restricted Share Unit Award shall remain in effect.
“SAR” shall mean a share appreciation right which may be a Free-Standing SAR or a Tandem SAR.
“Share” shall mean a share of the Common Stock, $0.00001 par value per share, of the Company, and all rights appurtenant thereto.
“Share Award” shall mean a Bonus Share Award, Restricted Share Award or Restricted Share Unit Award.
“Subsidiary” shall mean any corporation, limited liability company, partnership, joint venture or similar entity in which the Company owns, directly or indirectly, an equity interest possessing more than 50% of the combined voting power of the total outstanding equity interests of such entity.

“Substitute Award” shall mean an award granted under this Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, including a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an option or SAR.
“Tandem SAR” shall mean an SAR which is granted in tandem with, or by reference to, an option (including a Nonqualified Option granted prior to the date of grant of the SAR), which entitles the holder thereof to receive, upon exercise of such SAR and surrender for cancellation of all or a portion of such option, Shares (which may be Restricted Shares) or, to the extent provided in the applicable Agreement, cash or a combination thereof, with an aggregate value equal to the excess of the Fair Market Value of one Share on the date of exercise over the base price of such SAR, multiplied by the number of Shares subject to such option, or portion thereof, which is surrendered.
“Tax Date” shall have the meaning set forth in Section 5.5.
“Ten Percent Holder” shall have the meaning set forth in Section 2.1(a).
1.3 Administration. This Plan shall be administered by the Committee. Any one or a combination of the following awards may be made under this Plan to eligible persons: (i) options to purchase Shares in the form of Incentive Stock Options or Nonqualified Options, (ii) SARs in the form of Tandem SARs or Free-Standing SARs, (iii) Share Awards in the form of Bonus Shares, Restricted Shares or Restricted Share Units and (iv) Performance Units. The Committee shall, subject to the terms of this Plan, select eligible persons for participation in this Plan and determine the form, amount and timing of each award to such persons and, if applicable, the number of Shares, the number of SARs, the number of Restricted Share Units and the number of Performance Units subject to such an award, the exercise price or base price associated with the award, the time and conditions of exercise or settlement of the award and all other terms and conditions of the award, including, without limitation, the form of the Agreement evidencing the award. The Committee may, in its sole discretion and for any reason at any time, take action such that (i) any or all outstanding options and SARs shall become exercisable in part or in full, (ii) all or a portion of the Restriction Period applicable to any outstanding Restricted Shares or Restricted Share Units shall lapse, (iii) all or a portion of the Performance Period applicable to any outstanding award shall lapse and (iv) the Performance Measures (if any) applicable to any outstanding award shall be deemed to be satisfied at the target or any other level. The Committee shall, subject to the terms of this Plan, interpret this Plan and the application thereof, establish rules and regulations it deems necessary or desirable for the administration of this Plan and may impose, incidental to the grant of an award, conditions with respect to the award. All such interpretations, rules, regulations and conditions shall be conclusive and binding on all parties.
The Committee may delegate some or all of its power and authority hereunder to the Board or, subject to applicable law, to the Chief Executive Officer and President or such other executive officer as the Committee deems appropriate; provided, however, that the Committee may not delegate its power and authority to the President and Chief Executive Officer or other executive officer of the Company with regard to the selection for participation in this Plan of an officer, director or other person subject to Section 16 of the Exchange Act or decisions concerning the timing, pricing or amount of an award to such an officer, director or other person.
To the fullest extent permitted by law and the Company’s Certificate of Incorporation or By-Laws, no member of the Board or Committee, and neither the Chief Executive Officer and President or any other executive officer to whom the Committee delegates any of its power and authority hereunder, shall be liable for any act, omission, interpretation, construction or determination made in connection with this Plan in good faith, and the members of the Board and the Committee and the Chief Executive Officer and President and any other executive officer shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including attorneys’ fees) arising therefrom to the full extent permitted by law (except as otherwise may be provided in the Company’s Certificate of Incorporation or By-Laws, each as may be amended from time to time) and under any directors’ and officers’ liability insurance that may be in effect from time to time.
A majority of the Committee shall constitute a quorum. The acts of the Committee shall be either (i) acts of a majority of the members of the Committee present at any meeting at which a quorum is present or (ii) acts approved in writing by all of the members of the Committee without a meeting.
1.4 Eligibility. Participants in this Plan shall consist of such officers, Non-Employee Directors, employees, consultants, agents and independent contractors, and persons expected to become officers, Non-Employee Directors, employees, consultants, agents, and independent contractors of the Company and its Subsidiaries as the Committee in

its sole discretion may select from time to time. The Committee’s selection of a person to participate in this Plan at any time shall not require the Committee to select such person to participate in this Plan at any other time. For purposes of this Plan and except as otherwise provided for in an Agreement, references to employment by the Company shall also mean employment by a Subsidiary, and references to employment shall include service as a Non-Employee Director or independent contractor. The Committee shall determine, in its sole discretion, the extent to which a participant shall be considered employed during any periods during which such participant is on an approved leave of absence.
1.5 Shares Available. Subject to adjustment as provided in Section 5.7 and to all other limits set forth in this Section 1.5, as of the Effective Date, 8,211,325 Shares shall be available for new awards granted under this Plan after the Effective Date, other than Substitute Awards. The number of Shares that remain available for future grants under the Plan shall be reduced by the sum of the aggregate number of Shares which become subject to outstanding options, outstanding Free-Standing SARs and outstanding Share Awards and delivered upon the settlement of Performance Units granted on or after the Effective Date. To the extent that Shares subject to an outstanding option, SAR, Share Award or other award granted under the Plan (including grants made under the Plan prior to the amendment and restatement set forth herein) or the Company’s 2019 Employment Inducement Incentive Plan (the “Inducement Plan”) are not issued or delivered by reason of (i) the expiration, termination, cancellation or forfeiture of such award (excluding Shares subject to an option cancelled upon settlement in Shares of a related tandem SAR or Shares subject to a tandem SAR cancelled upon exercise of a related option) or (ii) the settlement of such award in cash, then such Shares shall be available under this Plan, other than for grants of Incentive Stock Options under this Plan. Subject to the limit set forth above and to adjustment as provided in Section 5.7, the aggregate maximum number of Shares that may be issued pursuant to the exercise of Incentive Stock Options will be 25,000,000 Shares.
Notwithstanding anything in this Section 1.5 to the contrary, Shares subject to an award under this Plan or the Inducement Plan may not be made available for issuance under this Plan if such shares are: (i) shares that were subject to a Share-settled SAR and were not issued upon the net settlement or net exercise of such SAR, (ii) shares used to pay the exercise price of an option, (iii) shares delivered to or withheld by the Company to pay withholding taxes related to an award under this Plan or the Inducement Plan, or (iv) shares repurchased on the open market with the proceeds of an option exercise.
The number of Shares for awards under this Plan shall not be reduced by (i) the number of Shares subject to Substitute Awards or (ii) available shares under a stockholder approved plan of a company or other entity which was a party to a corporate transaction with the Company (as appropriately adjusted to reflect such corporate transaction) which become subject to awards granted under this Plan (subject to applicable stock exchange requirements).
Shares to be delivered under this Plan shall be made available from authorized and unissued Shares, or authorized and issued Shares reacquired and held as treasury shares or otherwise or a combination thereof.
II. OPTIONS AND SHARE APPRECIATION RIGHTS
2.1 Options. The Committee may, in its discretion, grant options to purchase Shares to such eligible persons as may be selected by the Committee. Each option, or portion thereof, that is not an Incentive Stock Option, shall be a Nonqualified Option. To the extent that the aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which options designated as Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under this Plan or any other plan of the Company, or any parent or Subsidiary) exceeds the amount (currently $100,000) established by the Code, such options shall constitute Nonqualified Options.
Options shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:
(a) Number of Shares and Purchase Price. The number of Shares subject to an option and the purchase price per Share purchasable upon exercise of the option shall be determined by the Committee; provided, however, that the purchase price per Share purchasable upon exercise of an option shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such option; provided further, that if an Incentive Stock Option shall be granted to any person who, at the time such option is granted, owns capital stock possessing more than 10 percent of the total combined voting power of all classes of capital stock of the Company (or of any parent or Subsidiary) (a “Ten Percent Holder”), the purchase price per Share shall not be less than the price (currently 110% of Fair Market Value) required by the Code in order to constitute an Incentive Stock Option.
Notwithstanding the foregoing, in the case of an option that is a Substitute Award, the purchase price per Share of the Shares subject to such option may be less than 100% of the Fair Market Value per Share on the date of grant, provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate purchase price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor company or other entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate purchase price of such shares.
(b) Option Period and Exercisability. The period during which an option may be exercised shall be determined by the Committee; provided, however, that no option shall be exercised later than ten years after its date of grant; provided further, that if an Incentive Stock Option shall be granted to a Ten Percent Holder, such option shall not be exercised later than five years after its date of grant. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an option or to the exercisability of all or a portion of an option. The Committee shall determine whether an option shall become exercisable in cumulative or non-cumulative installments and in part or in full at any time. An exercisable option, or portion thereof, may be exercised only with respect to whole Shares. Prior to the exercise of an option, the holder of such option shall have no rights as a stockholder of the Company with respect to the Shares subject to such option.
(c) Method of Exercise. An option may be exercised (i) by giving written notice to the Company specifying the number of whole Shares to be purchased and accompanying such notice with payment therefor in full (or arrangement made for such payment to the Company’s satisfaction) either (A) in cash, (B) by delivery (either actual delivery or by attestation procedures established by the Company) of Shares having a Fair Market Value, determined as of the date of exercise, equal to the aggregate purchase price payable by reason of such exercise, (C) authorizing the Company to withhold whole Shares which would otherwise be delivered having an aggregate Fair Market Value, determined as of the date of exercise, equal to the amount necessary to satisfy such obligation, (D) in cash by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (E) a combination of (A), (B) and (C), in each case to the extent set forth in the Agreement relating to the option, (ii) if applicable, by surrendering to the Company any Tandem SARs which are cancelled by reason of the exercise of the option and (iii) by executing such documents as the Company may reasonably request. Any fraction of a Share which would be required to pay such purchase price shall be disregarded and the remaining amount due shall be paid in cash by the optionee. No Shares shall be issued and no certificate representing Shares shall be delivered until the full purchase price therefor and any withholding taxes thereon, as described in Section 5.5, have been paid (or arrangement made for such payment to the Company’s satisfaction).
2.2 Share Appreciation Rights. The Committee may, in its discretion, grant SARs to such eligible persons as may be selected by the Committee. The Agreement relating to an SAR shall specify whether the SAR is a Tandem SAR or a Free-Standing SAR.
SARs shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable:
(a) Number of SARs and Base Price. The number of SARs subject to an award shall be determined by the Committee. Any Tandem SAR related to an Incentive Stock Option shall be granted at the same time that such Incentive Stock Option is granted. The base price of a Tandem SAR shall be the purchase price per Share of the related option. The base price of a Free-Standing SAR shall be determined by the Committee; provided, however, that such base price shall not be less than 100% of the Fair Market Value of a Share on the date of grant of such SAR.
Notwithstanding the foregoing, in the case of an SAR that is a Substitute Award, the base price per Share of the Shares subject to such SAR may be less than 100% of the Fair Market Value per Share on the date of grant, provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the Shares subject to the Substitute Award, over (b) the aggregate base price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor company or other entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate base price of such shares.
(b) Exercise Period and Exercisability. The period for the exercise of an SAR shall be determined by the Committee; provided, however, that no Tandem SAR shall be exercised later than the expiration, cancellation, forfeiture or other termination of the related option and no Free-Standing SAR shall be exercised later than ten years after its date of grant. The Committee may, in its discretion, establish Performance Measures which shall be satisfied or met as a condition to the grant of an SAR or to the exercisability of all or a portion of an SAR. The Committee shall determine whether an SAR may be exercised in cumulative or non-cumulative installments and in part or in full at any time. An exercisable SAR, or portion thereof, may be exercised, in the case of a Tandem SAR, only with respect to whole Shares and, in the case of a Free-Standing SAR, only with respect to a whole number of SARs. If an SAR is exercised for shares of Restricted Shares, a certificate or certificates representing such Restricted Shares shall be issued in accordance with Section 3.3(c), or such shares shall be transferred to the holder in book entry form with restrictions on the Shares duly noted, and the holder of such Restricted Shares shall have such rights of a stockholder of the Company as determined pursuant to Section 3.3(d). Prior to the exercise of an SAR, the holder of such SAR shall have no rights as a stockholder of the Company with respect to the Shares subject to such SAR.
(c) Method of Exercise. A Tandem SAR may be exercised (i) by giving written notice to the Company specifying the number of whole SARs which are being exercised, (ii) by surrendering to the Company any options which are cancelled by reason of the exercise of the Tandem SAR and (iii) by executing such documents as the Company may reasonably request. A Free-Standing SAR may be exercised (A) by giving written notice to the Company specifying the whole number of SARs which are being exercised and (B) by executing such documents as the Company may reasonably request. No Shares shall be issued and no certificate representing Shares shall be delivered until any withholding taxes thereon, as described in Section 5.5, have been paid (or arrangement made for such payment to the Company’s satisfaction).
2.3 Termination of Employment or Service. All of the terms relating to the exercise, cancellation or other disposition of an option or SAR (i) upon a termination of employment with or service to the Company of the holder of such option or SAR, as the case may be, whether by reason of disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, shall be determined by the Committee and set forth in the applicable award Agreement.
2.4 Repricing of Options and SARs. The Committee may not amend or replace any previously granted option or SAR in a transaction that constitutes a repricing within the meaning of the rules of the Nasdaq Stock Exchange or any other stock exchange on which Shares are then traded, without prior approval of the stockholders of the Company.
III. SHARE AWARDS
3.1 Share Awards. The Committee may, in its discretion, grant Share Awards to such eligible persons as may be selected by the Committee. The Agreement relating to a Share Award shall specify whether the Share Award is a Bonus Share Award, Restricted Share Award or Restricted Share Unit Award.
3.2 Terms of Bonus Share Awards. The number of Shares subject to a Bonus Share Award shall be determined by the Committee. Bonus Share Awards shall not be subject to any Restriction Periods or Performance Measures. Upon the grant of a Bonus Share Award, subject to the Company’s right to require payment of any taxes in accordance with Section 5.5, a certificate or certificates evidencing ownership of the requisite number of Shares shall be delivered to the holder of such award.
3.3 Terms of Restricted Share Awards. Restricted Share Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.
(a) Number of Shares and Other Terms. The number of Shares subject to a Restricted Share Award and the Restriction Period, Performance Period (if any) and Performance Measures (if any) applicable to a Restricted Share Award shall be determined by the Committee.
(b) Vesting and Forfeiture. The Agreement relating to a Restricted Share Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of the Shares subject to such award (i) if the holder of such award remains continuously in the employment or service of the Company during the specified Restriction Period and (ii) if specified Performance Measures (if any) are satisfied or met during a specified Performance Period, and for the forfeiture of the Shares subject to such award (x) if the holder of such award does not remain continuously in the employment or service of the Company during the specified Restriction Period or (y) if specified Performance Measures (if any) are not satisfied or met during a specified Performance Period.

(c) Share Issuance. During the Restriction Period, the Restricted Shares shall be held by a custodian in book entry form with restrictions on such Shares duly noted or, alternatively, a certificate or certificates representing a Restricted Share Award shall be registered in the holder’s name and may bear a legend, in addition to any legend which may be required pursuant to Section 5.6, indicating that the ownership of the Shares represented by such certificate is subject to the restrictions, terms and conditions of this Plan and the Agreement relating to the Restricted Share Award. All such certificates shall be deposited with the Company, together with stock powers or other instruments of assignment (including a power of attorney), each endorsed in blank with a guarantee of signature if deemed necessary or appropriate, which would permit transfer to the Company of all or a portion of the Shares subject to the Restricted Share Award in the event such award is forfeited in whole or in part. Upon termination of any applicable Restriction Period (and the satisfaction or attainment of applicable Performance Measures), subject to the Company’s right to require payment of any taxes in accordance with Section 5.5, the restrictions shall be removed from the requisite number of any Shares that are held in book entry form, and all certificates evidencing ownership of the requisite number of Shares shall be delivered to the holder of such award.
(d) Rights with Respect to Restricted Share Awards. Unless otherwise set forth in the Agreement relating to a Restricted Share Award, and subject to the terms and conditions of a Restricted Share Award, the holder of such award shall have all rights as a stockholder of the Company, including, but not limited to, voting rights, the right to receive dividends and the right to participate in any capital adjustment applicable to all holders of Shares; provided, however, that (i) a distribution with respect to Shares, other than a regular cash dividend, and (ii) a regular cash dividend with respect to Shares that are subject to performance-based vesting conditions, in each case, shall be deposited with the Company and shall be subject to the same restrictions as the Shares with respect to which such distribution was made; provided, further, that holders of unvested Shares shall not have any rights to regular cash dividends or dividend equivalents with respect to such unvested Shares, and any cash dividends or dividend equivalent shall not be accrued and paid until such unvested Shares become vested Shares.
3.4 Terms of Restricted Share Unit Awards. Restricted Share Unit Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.
(a) Number of Shares and Other Terms. The number of Shares subject to a Restricted Share Unit Award and the Restriction Period, Performance Period (if any) and Performance Measures (if any) applicable to a Restricted Share Unit Award shall be determined by the Committee.
(b) Vesting and Forfeiture. The Agreement relating to a Restricted Share Unit Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such Restricted Share Unit Award (i) if the holder of such award remains continuously in the employment or service of the Company during the specified Restriction Period and (ii) if specified Performance Measures (if any) are satisfied or met during a specified Performance Period, and for the forfeiture of the Shares subject to such award (x) if the holder of such award does not remain continuously in the employment or service of the Company during the specified Restriction Period or (y) if specified Performance Measures (if any) are not satisfied or met during a specified Performance Period.
(c) Settlement of Vested Restricted Share Unit Awards. The Agreement relating to a Restricted Share Unit Award shall specify (i) whether such award may be settled in Shares or cash or a combination thereof and (ii) whether the holder thereof shall be entitled to receive, on a current or deferred basis, dividend equivalents, and, if determined by the Committee, interest on, or the deemed reinvestment of, any deferred dividend equivalents, with respect to the number of Shares subject to such award. Any dividend equivalents with respect to Restricted Share Units that are subject to performance-based vesting conditions shall be subject to the same restrictions as such Restricted Share Units. Prior to the settlement of a Restricted Share Unit Award, the holder of such award shall have no rights as a stockholder of the Company with respect to the Shares subject to such award.
3.5 Termination of Employment or Service. All of the terms relating to the satisfaction of Performance Measures and the termination of the Restriction Period or Performance Period relating to a Share Award, or any forfeiture and cancellation of such award (i) upon a termination of employment or service with the Company of the holder of such award, whether by reason of disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, shall be determined by the Committee and set forth in the applicable award Agreement.

IV. PERFORMANCE UNIT AWARDS
4.1 Performance Unit Awards. The Committee may, in its discretion, grant Performance Unit Awards to such eligible persons as may be selected by the Committee.
4.2 Terms of Performance Unit Awards. Performance Unit Awards shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem advisable.
(a) Number of Performance Units and Performance Measures. The number of Performance Units subject to a Performance Unit Award and the Performance Measures and Performance Period applicable to a Performance Unit Award shall be determined by the Committee.
(b) Vesting and Forfeiture. The Agreement relating to a Performance Unit Award shall provide, in the manner determined by the Committee, in its discretion, and subject to the provisions of this Plan, for the vesting of such Performance Unit Award if the specified Performance Measures are satisfied or met during the specified Performance Period and for the forfeiture of such award if the specified Performance Measures are not satisfied or met during the specified Performance Period.
(c) Settlement of Vested Performance Unit Awards. The Agreement relating to a Performance Unit Award shall specify whether such award may be settled in Shares (including shares of Restricted Shares) or cash or a combination thereof. If a Performance Unit Award is settled in Restricted Shares, such Restricted Shares shall be issued to the holder in book entry form or a certificate or certificates representing such Restricted Shares shall be issued in accordance with Section 3.3(c) and the holder of such Restricted Shares shall have such rights as a stockholder of the Company as determined pursuant to Section 3.3(d). Any dividends or dividend equivalents with respect to a Performance Unit Award shall be subject to the same restrictions as such Performance Unit Award. Prior to the settlement of a Performance Unit Award in Shares, including Restricted Shares, the holder of such award shall have no rights as a stockholder of the Company.
4.3 Termination of Employment or Service. All of the terms relating to the satisfaction of Performance Measures and the termination of the Performance Period relating to a Performance Unit Award, or any forfeiture and cancellation of such award (i) upon a termination of employment or service with the Company of the holder of such award, whether by reason of disability, retirement, death or any other reason, or (ii) during a paid or unpaid leave of absence, shall be determined by the Committee and set forth in the applicable award Agreement.
V. GENERAL
5.1 Effective Date and Term of Plan. This Plan will become effective on the day the stockholders of the Company approve this Plan and shall not terminate except by the explicit action of the Board. No Incentive Stock Option shall be granted after the tenth anniversary of the date this Plan, as amended and restated herein, is adopted by the Board or approved by the Company’s stockholders, whichever is earlier. Termination of this Plan shall not affect the terms or conditions of any award granted prior to termination. Awards hereunder may be made at any time prior to the termination of this Plan.
5.2 Amendments. The Board may amend this Plan as it shall deem advisable, subject to any requirement of stockholder approval required by applicable law, rule or regulation, including any rule of the Nasdaq Stock Exchange or any other stock exchange on which Shares are then traded; provided, however, that no amendment may materially impair the rights of a holder of an outstanding award without the consent of such holder.
5.3 Agreement. Each award under this Plan shall be evidenced by an Agreement setting forth the terms and conditions applicable to such award. No award shall be valid until an Agreement is executed by the Company and, to the extent required by the Company, either executed by the recipient or accepted by the recipient by electronic means approved by the Company within the time period specified by the Company. Upon such execution or execution and electronic acceptance, and delivery of the Agreement to the Company, such award shall be effective as of the effective date set forth in the Agreement.
5.4 Non-Transferability. No award shall be transferable other than by will, the laws of descent and distribution or pursuant to beneficiary designation procedures approved by the Company or, to the extent expressly permitted in the Agreement relating to such award, to the holder’s family members, a trust or entity established by the holder for estate planning purposes or a charitable organization designated by the holder, in each case, without consideration. Except to the extent permitted by the foregoing sentence or the Agreement relating to an award, each award may be exercised or settled during the holder’s lifetime only by the holder or the holder’s legal representative or similar person. Except as permitted by the second preceding sentence, no award may be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Upon any attempt to so sell, transfer, assign, pledge, hypothecate, encumber or otherwise dispose of any award, such award and all rights thereunder shall immediately become null and void.
5.5 Tax Withholding. The Company shall have the right to require, prior to the issuance or delivery of any Shares or the payment of any cash pursuant to an award made hereunder, payment by the holder of such award of any federal, state, local or other taxes which may be required to be withheld or paid in connection with such award. An Agreement may provide that (i) the Company shall withhold whole Shares which would otherwise be delivered to a holder, having an aggregate Fair Market Value determined as of the date the obligation to withhold or pay taxes arises in connection with an award (the “Tax Date”), or withhold an amount of cash which would otherwise be payable to a holder, in the amount necessary to satisfy any such obligation or (ii) the holder may satisfy any such obligation by any of the following means: (A) a cash payment to the Company, (B) delivery (either actual delivery or by attestation procedures established by the Company) to the Company of previously owned whole Shares having an aggregate Fair Market Value, determined as of the Tax Date, equal to the amount necessary to satisfy any such obligation, (C) authorizing the Company to withhold whole Shares which would otherwise be delivered having an aggregate Fair Market Value, determined as of the Tax Date, or withhold an amount of cash which would otherwise be payable to a holder, equal to the amount necessary to satisfy any such obligation, (D) in the case of the exercise of an option and except as may be prohibited by applicable law, a cash payment by a broker-dealer acceptable to the Company to whom the optionee has submitted an irrevocable notice of exercise or (E) any combination of (A), (B) and (C), in each case to the extent set forth in the Agreement relating to the award. Shares to be delivered or withheld may not have an aggregate Fair Market Value in excess of the amount determined by applying the minimum statutory withholding rate. Any fraction of a Share which would be required to satisfy such an obligation shall be disregarded and the remaining amount due shall be paid in cash by the holder.
5.6 Restrictions on Shares. Each award made hereunder shall be subject to the requirement that if at any time the Company determines that the listing, registration or qualification of the Shares subject to such award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the delivery of shares thereunder, such shares shall not be delivered unless such listing, registration, qualification, consent, approval or other action shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company may require that certificates evidencing Shares delivered pursuant to any award made hereunder bear a legend indicating that the sale, transfer or other disposition thereof by the holder is prohibited except in compliance with the Securities Act of 1933, as amended, and the rules and regulations thereunder.
5.7 Adjustment. In the event of any equity restructuring (within the meaning of Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation—Stock Compensation) that causes the per Share value of Shares to change after the effectiveness of the Initial Public Offering, such as a stock dividend, stock split, spinoff, rights offering or recapitalization through an extraordinary dividend, the number and class of securities available under this Plan or specified in any section of this Plan, the terms of each outstanding option and SAR (including the number and class of securities subject to each outstanding option or SAR and the purchase price or base price per share), the terms of each outstanding Restricted Stock Award and Restricted Stock Unit Award (including the number and class of securities subject thereto), and the terms of each outstanding Performance Unit Award shall be appropriately adjusted by the Committee, such adjustments to be made in the case of outstanding options and SARs without an increase in the aggregate purchase price or base price and in accordance with Section 409A of the Code. In the event of any other change in corporate capitalization, including a merger, consolidation, reorganization, or partial or complete liquidation of the Company, such equitable adjustments described in the foregoing sentence may be made as determined to be appropriate and equitable by the Committee to prevent dilution or enlargement of rights of participants. In either case, the decision of the Committee regarding any such adjustment shall be final, binding and conclusive.
5.8 Change in Control.
(a) Subject to the terms of the applicable award Agreement, in the event of a Change in Control, the Board (as constituted prior to such Change in Control) may, in its discretion:
(i) provide that (A) some or all outstanding options and SARs shall become exercisable in full or in part, either immediately or upon a subsequent termination of employment or service, (B) the Restriction

Period applicable to some or all outstanding Restricted Share Awards and Restricted Share Unit Awards shall lapse in full or in part, either immediately or upon a subsequent termination of employment or service, (C) the Performance Period applicable to some or all outstanding awards shall lapse in full or in part, and (D) the Performance Measures applicable to some or all outstanding awards shall be deemed to be satisfied at the target or any other level;
(ii) require that shares of the corporation or other entity resulting from such Change in Control, or a parent thereof, be substituted for some or all of the Shares subject to an outstanding award, with an appropriate and equitable adjustment to such award as shall be determined by the Board in accordance with Section 5.7; and/or
(iii) require outstanding awards, in whole or in part, to be surrendered to the Company by the holder, and to be immediately cancelled by the Company, and to provide for the holder to receive (A) a cash payment in an amount equal to (i) in the case of an option or an SAR, the number of Shares then subject to the portion of such option or SAR surrendered multiplied by the excess, if any, of the Fair Market Value of a Share as of the date of the Change in Control, over the purchase price or base price per Share subject to such option or SAR, (ii) in the case of a Share Award, the number of Shares then subject to the portion of such award surrendered multiplied by the Fair Market Value of a Share as of the date of the Change in Control, and (iii) in the case of a Performance Unit Award, the value of the Performance Units then subject to the portion of such award surrendered; (B) shares of the corporation or other entity resulting from such Change in Control, or a parent thereof, having a fair market value not less than the amount determined under clause (A) above; or (C) a combination of the payment of cash pursuant to clause (A) above and the issuance of shares pursuant to clause (B) above.
(b) A “Change in Control” of the Company shall be deemed to have occurred upon the occurrence of any of the following events:
(i) The acquisition, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either the then outstanding Shares of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, but excluding, for this purpose, any such acquisition by the Company or any of its Subsidiaries, or any employee benefit plan (or related trust) of the Company or its Subsidiaries, or any corporation with respect to which, following such acquisition, more than 50% of, respectively, the then outstanding Shares of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of all or substantially all directors is then beneficially owned, directly or indirectly, by the individuals and entities who were the beneficial owners, respectively, of Shares and voting securities of the Company immediately prior to such acquisition in substantially the same proportion as their ownership, immediately prior to such acquisition, of the then outstanding Shares of the Company or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors, as the case may be;
(ii) The consummation of a reorganization, merger or consolidation of the Company, in each case, with respect to which all or substantially all of the individuals and entities who were the respective beneficial owners of Shares and voting securities of the Company immediately prior to such reorganization, merger or consolidation do not, following such reorganization, merger or consolidation, beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding Shares and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such reorganization, merger or consolidation;
(iii) During any twenty-four (24) month period, individuals who, as of the beginning of such period, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the beginning of such period whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an

Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director; or
(iv) a complete liquidation or dissolution of the Company or of the sale or other disposition of all or substantially all of the assets of the Company.
In no event shall a Change in Control include the Initial Public Offering or any bona fide primary or secondary public offering following the occurrence of the Initial Public Offering.
5.9 Deferrals. The Committee may determine that the delivery of Shares or the payment of cash, or a combination thereof, upon the exercise or settlement of all or a portion of any award (other than awards of Incentive Stock Options, Nonqualified Options and SARs) made hereunder shall be deferred, or the Committee may, in its sole discretion, approve deferral elections made by holders of awards. Deferrals shall be for such periods and upon such terms as the Committee may determine in its sole discretion, subject to the requirements of Section 409A of the Code.
5.10 No Right of Participation, Employment or Service. Unless otherwise set forth in an employment agreement, no person shall have any right to participate in this Plan. Neither this Plan nor any award made hereunder shall confer upon any person any right to continued employment by or service with the Company, any Subsidiary or any affiliate of the Company or affect in any manner the right of the Company, any Subsidiary or any affiliate of the Company to terminate the employment or service of any person at any time without liability hereunder.
5.11 Rights as Stockholder. No person shall have any right as a stockholder of the Company with respect to any Shares or other equity security of the Company which is subject to an award hereunder unless and until such person becomes a stockholder of record with respect to such Shares or equity security.
5.12 Designation of Beneficiary. A holder of an award may file with the Committee a written designation of one or more persons as such holder’s beneficiary or beneficiaries (both primary and contingent) in the event of the holder’s death or incapacity. To the extent an outstanding option or SAR granted hereunder is exercisable, such beneficiary or beneficiaries shall be entitled to exercise such option or SAR pursuant to procedures prescribed by the Committee.
Each beneficiary designation shall become effective only when filed in writing with the Committee during the holder’s lifetime on a form prescribed by the Committee. The spouse of a married holder domiciled in a community property jurisdiction shall join in any designation of a beneficiary other than such spouse. The filing with the Committee of a new beneficiary designation shall cancel all previously filed beneficiary designations.
If a holder fails to designate a beneficiary, or if all designated beneficiaries of a holder predecease the holder, then each outstanding option and SAR hereunder held by such holder, to the extent exercisable, may be exercised by such holder’s executor, administrator, legal representative or similar person.
5.13 Governing Law. This Plan, each award hereunder and the related Agreement, and all determinations made and actions taken pursuant thereto, to the extent not otherwise governed by the Code or the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to principles of conflicts of laws.
5.14 Non-U.S. Service Providers. Without amending this Plan, the Committee may grant awards to eligible persons who are foreign nationals on such terms and conditions different from those specified in this Plan as may in the judgment of the Committee be necessary or desirable to foster and promote achievement of the purposes of this Plan and, in furtherance of such purposes the Committee may make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of laws in other countries or jurisdictions in which the Company or its Subsidiaries operates or has employees or service providers.
5.15 Awards Subject to Clawback. The awards granted under this Plan and any cash payment or Shares delivered pursuant to an award are subject to forfeiture, recovery by the Company or other action pursuant to the applicable Agreement or any clawback or recoupment policy which the Company may adopt from time to time, including without limitation any such policy which the Company may be required to adopt under the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing rules and regulations thereunder, or as otherwise required by law.

Appendix C

CYTOMX THERAPEUTICS, INC.

AMENDMENT TO AMENDED AND RESTATED EMPLOYEE STOCK PURCHASE PLAN
Amended and Restated: June 11, 2025
(as Amended by the Board: March 18, 2026)
1. Purpose. The purpose of this Plan is to provide Employees of the Company and Participating Subsidiaries with an opportunity to purchase common stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Code. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that Section of the Code. This Plan amends and restates the CytomX Therapeutics, Inc. Employee Stock Purchase Plan in its entirety, effective as of June 11, 2025.
2. Definitions. As used herein, the terms set forth below have the meanings assigned to them in this Section 2 and shall include the plural as well as the singular.
“1933 Act” means the Securities Act of 1933, as amended.
“1934 Act” means the Securities Exchange Act of 1934, as amended.
“Board” means the Board of Directors of the Company.
“Business Day” shall mean a day on which NASDAQ is open for trading.
“Brokerage Account” means the account in which the Purchased Shares are held.
“Code” means the Internal Revenue Code of 1986, as amended.
“Committee” means the Compensation Committee of the Board, or the designee of the Compensation Committee.
“Company” means CytomX Therapeutics, Inc., a Delaware corporation, or any successor thereto.
“Compensation” means solely the base pay received by a Participant. Compensation does not include: (1) commissions; (2) cash bonuses; (3) income related to stock option awards, stock grants and other equity incentive awards; (4) expense reimbursements; (5) relocation-related payments; (6) benefit plan payments (including but not limited to short-term disability pay, long-term disability pay, maternity pay, military pay, tuition reimbursement and adoption assistance); (7) deceased pay; (8) income from non-cash and fringe benefits; (9) severance payments; (10) overtime; or (11) other forms of compensation not specifically listed herein.
“Employee” means any individual who is a common law employee of the Company or any other Participating Subsidiary. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company or the Participating Subsidiary, as appropriate, and only to the extent permitted under Section 423 of the Code. For purposes of the Plan, an individual who performs services for the Company or a Participating Subsidiary pursuant to an agreement (written or oral) that classifies such individual’s relationship with the Company or a Participating Subsidiary as other than a common law employee shall not be considered an “employee” with respect to any period preceding the date on which a court or administrative agency issues a final determination that such individual is an “employee.”
“Enrollment Date” means the first Business Day of each Offering Period.
“Exercise Date” means the last Business Day of each Offering Period.
“Fair Market Value” on or as of any date means the “NASDAQ Official Closing Price” (as defined on www.nasdaq.com) (or such substantially similar successor price thereto) for a Share as reported on www.nasdaq.com (or a substantially similar successor website) on the relevant valuation date or, if no NASDAQ Official Closing Price is reported on such date, on the preceding day on which a NASDAQ Official Closing Price was reported; or, if the Shares are no longer listed on NASDAQ, the closing price for Shares as reported on the official website for such other exchange on which the Shares are listed.
“NASDAQ” means the Nasdaq Global Market.

“Offering Period” means every six-month period beginning each January 1st, and July 1st or such other period designated by the Committee; provided that in no event shall an Offering Period exceed twenty-seven (27) months. The first Offering Period under the Plan shall commence on July 1, 2016.
“Option” means an option granted under this Plan that entitles a Participant to purchase Shares.
“Participant” means an Employee who satisfies the requirements of Sections 3 and 5 of the Plan.
“Participating Subsidiary” means each Subsidiary other than those that the Committee or the Board has excluded from participation in the Plan.
“Plan” means this CytomX Therapeutics, Inc. Amended and Restated Employee Stock Purchase Plan.
“Purchase Account” means the account used to purchase Shares through the exercise of Options under the Plan.
“Purchase Price” shall be eighty-five percent (85%) of the lesser of (i) the Fair Market Value of a Share on the applicable Enrollment Date, or (ii) the Fair Market Value of a Share on the Exercise Date for such Offering Period; provided, however, that the Committee may determine a different per share Purchase Price provided that such per share Purchase Price is communicated to Participants prior to the beginning of the Offering Period and provided that in no event shall such per share Purchase Price be less than the lesser of 85% of (i) the Fair Market Value of a Share on the applicable Enrollment Date or (ii) the Fair Market Value of a Share on the Exercise Date.
“Purchased Shares” means the full Shares issued or delivered pursuant to the exercise of Options under the Plan.
“Shares” means the common stock, par value $0.00001 per share, of the Company.
“Subsidiary” means an entity, domestic or foreign, of which not less than 50% of the voting equity is held by the Company or a Subsidiary, whether or not such entity now exists or is hereafter organized or acquired by the Company or a Subsidiary; provided such entity is also a “subsidiary” within the meaning of Section 424 of the Code.
“Termination Date” means the date on which a Participant terminates employment or on which the Participant ceases to provide services to the Company or a Subsidiary as an employee, and specifically does not include any period following that date which the Participant may be eligible for or in receipt of other payments from the Company including in lieu of notice or termination or severance pay or as wrongful dismissal damages.
3. Eligibility.
(a) Only Employees of the Company or a Participating Subsidiary shall be eligible to be granted Options under the Plan and, in no event may a Participant be granted an Option under the Plan following his or her Termination Date.
(b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an Option under the Plan if (i) immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding Options or options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any of its Subsidiaries, or (ii) such Option would permit his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate that exceeds twenty-five thousand dollars ($25,000) of the Fair Market Value of such stock (determined at the time each such Option is granted) for each calendar year in which such Option is outstanding at any time. No Participant may purchase more than 6,000 Shares during any Offering Period.
4. Exercise of an Option. Options shall be exercised on behalf of Participants in the Plan every Exercise Date, using payroll deductions that have accumulated in the Participants’ Purchase Accounts during the immediately preceding Offering Period or that have been retained from a prior Offering Period pursuant to Section 8 hereof.
5. Participation.
(a) An Employee shall be eligible to participate on the first Enrollment Date that occurs after such Employee’s employment with the Company or a Participating Subsidiary; provided, that such Employee properly completes and submits an election form by the deadline prescribed by the Company.
(b) An Employee who does not become a Participant on the first Enrollment Date on which he or she is eligible may thereafter become a Participant on any subsequent Enrollment Date by properly completing and submitting an election form by the deadline prescribed by the Company.

(c) Payroll deductions for a Participant shall commence on the first payroll date following the Enrollment Date and shall end on the last payroll date in the Offering Period to which such authorization is applicable, unless sooner terminated by the Participant as provided in Section 12 hereof.
6. Payroll Deductions.
(a) A Participant shall elect to have payroll deductions made during an Offering Period equal to no less than 1% of the Participant’s Compensation up to a maximum of 15% (or such greater amount as the Committee establishes from time to time). The amount of such payroll deductions shall be in whole percentages (for example, 3%, 12%, 15%). All payroll deductions made by a Participant shall be credited to his or her Purchase Account. A Participant may not make any additional payments into his or her Purchase Account.
(b) A Participant may not increase or decrease the rate of payroll deductions during an Offering Period. A Participant may change his or her payroll deduction percentage under subsection (a) above for any subsequent Offering Period by properly completing and submitting an election change form in accordance with the procedures prescribed by the Committee. The change in amount shall be effective as of the first Enrollment Date following the date of filing of the election change form.
(c) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a Participant’s payroll deductions may be decreased to zero percent (0%) at any time during an Offering Period. Payroll deductions shall recommence at the rate provided in such Participant’s election form at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the Participant as provided in Section 12 hereof.
7. Grant of Option . On the applicable Enrollment Date, each Participant in an Offering Period shall be granted an Option to purchase on the next following Exercise Date a number of full Shares determined by dividing such Participant’s payroll deductions accumulated prior to such Exercise Date and retained in the Participant’s Purchase Account as of the Exercise Date by the applicable Purchase Price.
8. Exercise of Option. A Participant’s Option for the purchase of Shares shall be exercised automatically on the Exercise Date, and the maximum number of Shares subject to the Option shall be purchased for such Participant at the applicable Purchase Price with the accumulated payroll deductions in his or her Purchase Account. No fractional Shares shall be purchased; any payroll deductions accumulated in a Participant’s Purchase Account which are not sufficient to purchase a full Share shall be retained in the Purchase Account for the next subsequent Offering Period, subject to earlier withdrawal by the Participant as provided in Section 12 hereof. All other payroll deductions accumulated in a Participant’s Purchase Account and not used to purchase Shares on an Exercise Date shall be distributed to the Participant. During a Participant’s lifetime, a Participant’s Option is exercisable only by him or her. The Company shall satisfy the exercise of all Participants’ Options for the purchase of Shares through (a) the issuance of authorized but unissued Shares, (b) the transfer of treasury Shares, (c) the purchase of Shares on behalf of the applicable Participants on the open market through an independent broker and/or (d) a combination of the foregoing.
9. Issuance of Stock. The Shares purchased by each Participant shall be issued in book entry form and shall be considered to be issued and outstanding to such Participant’s credit as of the end of the last day of each Offering Period. The Committee may permit or require that shares be deposited directly in a Brokerage Account with one or more brokers designated by the Committee or to one or more designated agents of the Company, and the Committee may use electronic or automated methods of share transfer. The Committee may require that Shares be retained with such brokers or agents for a designated period of time and/or may establish other procedures to permit tracking of disqualifying dispositions of such Shares, and may also impose a transaction fee with respect to a sale of Shares issued to a Participant’s credit and held by such a broker or agent. The Committee may permit Shares purchased under the Plan to participate in a dividend reinvestment plan or program maintained by the Company, and establish a default method for the payment of dividends.
10. Approval by Stockholders. Notwithstanding the above, the Plan is expressly made subject to the approval of the stockholders of the Company within 12 months before or after the date the Plan is adopted by the Board. Such stockholder approval shall be obtained in the manner and to the degree required under applicable federal and state law. If the Plan is not so approved by the stockholders within 12 months before or after the date the Plan is adopted by the Board, this Plan shall not come into effect.

11. Administration.
(a) Powers and Duties of the Committee. The Plan shall be administered by the Committee. Subject to the provisions of the Plan, Section 423 of the Code and the regulations thereunder, the Committee shall have the discretionary authority to determine the time and frequency of granting Options, the terms and conditions of the Options and the number of Shares subject to each Option. The Committee shall also have the discretionary authority to do everything necessary and appropriate to administer the Plan, including, without limitation, interpreting the provisions of the Plan (but any such interpretation shall not be inconsistent with the provisions of Section 423 of the Code). All actions, decisions and determinations of, and interpretations by the Committee with respect to the Plan shall be final and binding upon all Participants and upon their executors, administrators, personal representatives, heirs and legatees. No member of the Board or the Committee shall be liable for any action, decision, determination or interpretation made in good faith with respect to the Plan or any Option granted hereunder. The Plan shall be administered so as to ensure that all Participants have the same rights and privileges as are provided by Section 423(b)(5) of the Code.
(b) Administrator. The Company, Board or the Committee may engage the services of a brokerage firm or financial institution (the “Administrator”) to perform certain ministerial and procedural duties under the Plan including, but not limited to, mailing and receiving notices contemplated under the Plan, determining the number of Purchased Shares for each Participant, maintaining or causing to be maintained the Purchase Account and the Brokerage Account, disbursing funds maintained in the Purchase Account or proceeds from the sale of Shares through the Brokerage Account, and filing with the appropriate tax authorities proper tax returns and forms (including information returns) and providing to each Participant statements as required by law or regulation.
(c) Indemnification. Each person who is or shall have been (a) a member of the Board, (b) a member of the Committee, or (c) an officer or employee of the Company to whom authority was delegated in relation to this Plan, shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such claim, action, suit or proceeding against him or her; provided, however, that he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability or expense is a result of his or her own willful misconduct or except as expressly provided by statute.
The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s certificate of incorporation or bylaws, any contract with the Company, as a matter of law, or otherwise, or of any power that the Company may have to indemnify them or hold them harmless.
12. Withdrawal. A Participant may withdraw from the Plan by properly completing and submitting to the Company a withdrawal form in accordance with the procedures prescribed by the Committee, which must be submitted prior to the date specified by the Committee before the last day of the applicable Offering Period. Upon withdrawal, any payroll deductions credited to the Participant’s Purchase Account prior to the effective date of the Participant’s withdrawal from the Plan will be returned to the Participant. No further payroll deductions for the purchase of Shares will be made during subsequent Offering Periods, unless the Participant properly completes and submits an election form, by the deadline prescribed by the Company. A Participant’s withdrawal from an offering will not have any effect upon his or her eligibility to participate in the Plan or in any similar plan that may hereafter be adopted by the Company.
13. Termination of Employment. On the Termination Date of a Participant for any reason prior to the applicable Exercise Date, whether voluntary or involuntary, and including termination of employment due to retirement, death or as a result of liquidation, dissolution, sale, merger or a similar event affecting the Company or a Participating Subsidiary, the corresponding payroll deductions credited to his or her Purchase Account will be returned to him or her or, in the case of the Participant’s death, to the person or persons entitled thereto under Section 16, and his or her Option will be automatically terminated.
14. Interest. No interest shall accrue on the payroll deductions of a Participant in the Plan.
15. Stock.
(a) The stock subject to Options shall be common stock of the Company as traded on the NASDAQ or on such other exchange as the Shares may be listed.

(b) Subject to adjustment upon changes in capitalization of the Company as provided in Section 18 hereof, the maximum aggregate number of Shares reserved for issuance under the Plan shall be 3,370,546 Shares. If, on a given Exercise Date, the number of Shares with respect to which Options are to be exercised exceeds the number of Shares then available under the Plan, the Committee shall make a pro rata allocation of the Shares remaining available for purchase in as uniform a manner as shall be practicable and as it shall determine to be equitable.
(c) A Participant shall have no interest or voting right in Shares covered by his or her Option until such Option has been exercised and the Participant has become a holder of record of Shares acquired pursuant to such exercise.
16. Designation of Beneficiary. The Committee may permit Participants to designate beneficiaries to receive any Purchased Shares or payroll deductions, if any, in the Participant’s accounts under the Plan in the event of such Participant’s death. Beneficiary designations shall be made in accordance with procedures prescribed by the Committee. If no properly designated beneficiary survives the Participant, the Purchased Shares and payroll deductions, if any, will be distributed to the Participant’s estate.
17. Assignability of Options. Neither payroll deductions credited to a Participant’s Purchase Account nor any rights with regard to the exercise of an Option or to receive Shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 16 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw from an Offering Period in accordance with Section 12 hereof.
18. Adjustment of Number of Shares Subject to Options.
(a) Adjustment. Subject to any required action by the stockholders of the Company, the maximum number of securities available for purchase under the Plan, as well as the price per security and the number of securities covered by each Option under the Plan which has not yet been exercised shall be appropriately adjusted in the event of any stock split, reverse stock split, stock dividend, combination or reclassification of the common stock of the Company, or any other increase or decrease in the number of Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board or the Committee, whose determination in that respect shall be final, binding and conclusive. If any such adjustment would result in a fractional security being available under the Plan, such fractional security shall be disregarded. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option. The Options granted pursuant to the Plan shall not be adjusted in a manner that causes the Options to fail to qualify as options issued pursuant to an “employee stock purchase plan” within the meaning of Section 423 of the Code.
(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress will terminate immediately prior to the consummation of such proposed action, unless otherwise provided by the Board, and the Board may either provide for the purchase of Shares as of the date on which such Offering Period terminates or return to each Participant the payroll deductions credited to such Participant’s Purchase Account.
(c) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each outstanding Option shall be assumed or an equivalent option substituted by the successor corporation or a parent or subsidiary of the successor corporation, unless the Board determines, in the exercise of its sole discretion, that in lieu of such assumption or substitution to either terminate all outstanding Options and return to each Participant the payroll deductions credited to such Participant’s Purchase Account or to provide for the Offering Period in progress to end on a date prior to the consummation of such sale or merger.
19. Amendments or Termination of the Plan.
(a) The Board or the Committee may at any time and for any reason amend, modify, suspend, discontinue or terminate the Plan without notice; provided that no Participant’s existing rights in respect of existing Options are adversely affected thereby. To the extent necessary to comply with Section 423 of the Code (or any other applicable law, regulation or stock exchange rule), the Company shall obtain stockholder approval in such a manner and to such a degree as required.

(b) Without stockholder consent and without regard to whether any Participant rights may be considered to have been “adversely affected,” the Board or the Committee shall be entitled to change the Purchase Price, Offering Periods, limit or increase the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in an amount less than or greater than the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Shares for each Participant properly correspond with amounts withheld from the Participant’s Compensation, and establish such other limitations or procedures as the Board or the Committee determines in its sole discretion advisable which are consistent with the Plan; provided, however, that changes to (i) the Purchase Price, (ii) the Offering Period, (iii) the maximum percentage of Compensation that may be deducted pursuant to Section 6(a) or (iv) the maximum number of Shares that may be purchased in an Offering Period, shall not be effective until communicated to Participants in a reasonable manner, with the determination of such reasonable manner in the sole discretion of the Board or the Committee.
20. No Other Obligations. The receipt of an Option pursuant to the Plan shall impose no obligation upon the Participant to purchase any Shares covered by such Option. Nor shall the granting of an Option pursuant to the Plan constitute an agreement or an understanding, express or implied, on the part of the Company to employ the Participant for any specified period.
21. Notices and Communication. Any notice or other form of communication which the Company or a Participant may be required or permitted to give to the other shall be provided through such means as designated by the Committee, including but not limited to any paper or electronic method.
22. Condition Upon Issuance of Shares.
(a) Shares shall not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the 1933 Act and the 1934 Act and the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.
(b) As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.
23. General Compliance. The Plan will be administered and Options will be exercised in compliance with the 1933 Act, the 1934 Act and all other applicable securities laws and Company policies, including without limitation, any insider trading policy of the Company.
24. Term of the Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company and shall continue until terminated pursuant to Section 19.
25. Governing Law. The Plan and all Options granted hereunder shall be construed in accordance with and governed by the laws of the State of Delaware without reference to choice of law principles and subject in all cases to the Code and the regulations thereunder.
26. Non-U.S. Participants. To the extent permitted under Section 423 of the Code, without the amendment of the Plan, the Company may provide for the participation in the Plan by Employees who are subject to the laws of foreign countries or jurisdictions on such terms and conditions different from those specified in the Plan as may in the judgment of the Company be necessary or desirable to foster and promote achievement of the purposes of the Plan and, in furtherance of such purposes the Company may make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of laws of other countries or jurisdictions in which the Company or the Participating Subsidiaries operate or have employees. Each subplan shall constitute a separate “offering” under this Plan in accordance with Treas. Reg. §1.423-2(a).

CYTOMX THERAPEUTICS, INC.
151 OYSTER POINT BLVD
SUITE 400
SOUTH SAN FRANCISCO, CA 94080

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CYTOMX THERAPEUTICS, INC.

The Board of Directors recommends you vote FOR the following:

Nominees:	For	Against	Abstain
1a. Matthew P. Young	☐	☐	☐
1b. Elaine V. Jones, Ph.D.	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3, 4, 5 and 6 and "1 year" for proposal 7.

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

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Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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V95231-P48525

CYTOMX THERAPEUTICS, INC.
Annual Meeting of Stockholders
June 17, 2026 1:30 PM PDT
This proxy is solicited by the Board of Directors

The stockholder hereby appoints Sean A. McCarthy, D. Phil and Chris Ogden, or any one of them, as attorneys-in-fact and proxy, each with the power to appoint their substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of CYTOMX THERAPEUTICS, INC. that the stockholder is entitled to vote at the Annual Meeting of Stockholders to be held at 1:30 PM PDT on June 17, 2026 at www.virtualshareholdermeeting.com/CTMX2026, and any adjournment or postponement thereof with discretionary authority to vote on any other matter that may properly come before the meeting. You hereby revoke all proxies previously given.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted "FOR" the director nominees listed in Proposal 1, "FOR" Proposal 2, "FOR" Proposal 3, "FOR" Proposal 4, "FOR" Proposal 5, "FOR" Proposal 6 and "1 YEAR" for Proposal 7, as more specifically indicated in the Proxy Statement, and at the direction of the proxy on any other matter that may properly come before the meeting. If you vote by telephone or Internet, you do not need to mail back this proxy.

Continued and to be signed on reverse side